UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Radian Group Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Radian Group Inc. 1601 Market Street Philadelphia, Pennsylvania 19103-2337 800.523.1988 215.231.1000

April [    ], 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Radian Group Inc., which will be held at our headquarters, 1601 Market Street, 12th Floor, Philadelphia, Pennsylvania 19103, at 9:00 a.m. local time on May 11, 2016. The accompanying Notice of 2016 Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders at the meeting.

Regardless of whether you plan to attend the annual meeting, please sign, date and return the enclosed proxy card as soon as possible so that your shares can be voted in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. Because the representation of stockholders at the annual meeting is very important, we thank you in advance for your participation.

Sincerely,

Edward J. Hoffman

General Counsel and Corporate Secretary

RADIAN GROUP INC. 1601 Market Street Philadelphia, Pennsylvania 19103

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Radian Group Inc. will hold its 2016 Annual Meeting of Stockholders as provided below:

Date and Time:	Wednesday, May 11, 2016, 9:00 a.m. local time

Place:	Radian Group Inc. 1601 Market Street, 12th Floor Philadelphia, Pennsylvania 19103

Items of Business:	(1)	Elect ten directors, each for a one-year term, to serve until their successors have been duly elected and qualified;

	(2)	Conduct an advisory vote to approve the overall compensation of our named executive officers;

	(3)	Approve an amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation to eliminate language providing that directors may be removed by the Company’s stockholders only for cause, so that members of the board of directors may be removed with or without cause;

	(4)	Re-approve the amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation relating to Radian’s tax benefit preservation strategy;

	(5)	Re-approve the Radian Group Inc. Tax Benefit Preservation Plan, as amended;

	(6)	Ratify the appointment of PricewaterhouseCoopers LLP as Radian’s independent registered public accounting firm for the year ending December 31, 2016; and

	(7)	In addition to the items above, the Company may transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Record Date:	Stockholders of record as of the close of business on March 16, 2016 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the meeting.

Regardless of whether you plan to attend Radian’s annual meeting, please submit your proxy with voting instructions. To submit your proxy by mail, please complete, sign, date and return the accompanying proxy card in the enclosed self-addressed, stamped envelope. For instructions about voting, please see “How Shares May Be Voted” on page 1.

By Order of the Board of Directors,

Edward J. Hoffman General Counsel and Corporate Secretary

Philadelphia, Pennsylvania

April [    ], 2016

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to be held on May 11, 2016:

This proxy statement and our 2015 Annual Report to Stockholders are available at

www.radian.biz/StockholderReports.

INFORMATION ABOUT VOTING	1

Who Can Vote	1
What Shares Can Be Voted	1
How Shares May Be Voted	1
Quorum and Votes Required for Approval	2
Where to Find Voting Results	3

PROPOSAL 1 – ELECTION OF DIRECTORS	4

Biographical Information for Director Nominees	4
Additional Information Regarding Directors	8
Recommendation	8

PROPOSAL 2 – ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	9

Recommendation	11

PROPOSAL 3 – AMENDMENT TO THE RADIAN GROUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE “ONLY FOR CAUSE” DIRECTOR REMOVAL PROVISION	12

Proposed Amendment	12
Reasons for the Amendment	12
Effect of the Amendment	12
Recommendation	12

BACKGROUND INFORMATION FOR TAX BENEFIT PRESERVATION PROPOSALS	13

Background and Reasons for Proposals	13
Questions and Answers about Section 382 and our NOLs Generally	14
General Questions and Answers about our Tax Benefit Preservation Strategy	16
Additional Questions and Answers about the Transfer Restrictions	18
Additional Questions and Answers about the Preservation Plan	20
Certain Considerations	22

PROPOSAL 4 – RE-APPROVAL OF THE AMENDMENT TO THE RADIAN GROUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	24

Description of Charter Amendment	24
Recommendation	26

PROPOSAL 5 – RE-APPROVAL OF THE RADIAN GROUP INC. TAX BENEFIT PRESERVATION PLAN, AS AMENDED	27

Description of the Preservation Plan and Rights	27
Recommendation	30

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP	31

General	31
Independent Registered Public Accounting Firm Fees and Services	31
Pre-Approval Policy	31
Recommendation	32

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APPENDIX A – Proposed Amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation	A-1

APPENDIX B-1 – Amended and Restated Certificate of Incorporation and Amendments of Radian Group Inc.	B-1-1

APPENDIX B-2 – Amended and Restated By-Laws of Radian Group Inc.	B-2-1

APPENDIX C – Amended and Restated Tax Benefit Preservation Plan, as amended	C-1

ii	2016 Proxy Statement

RADIAN GROUP INC.

1601 Market Street

Philadelphia, Pennsylvania 19103-2337

www.radian.biz

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

The board of directors of Radian Group Inc. (“Radian” or the “Company”) is furnishing this proxy statement to solicit proxies from the Company’s stockholders for use at Radian’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”). A copy of the Notice of 2016 Annual Meeting of Stockholders accompanies this proxy statement. These materials are also available on the internet at www.radian.biz/StockholderReports. This proxy statement and the accompanying proxy card are being mailed to stockholders beginning on or about April [ ], 2016, in order to furnish information relating to the business to be transacted at the meeting.

INFORMATION ABOUT VOTING

Who Can Vote

Only stockholders of record on the close of business on March 16, 2016, the record date, may vote at the Annual Meeting. On the record date, 197,500,450 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. For each share of common stock you held on the record date, you will be entitled to one vote on each matter submitted to a vote of stockholders. There is no cumulative voting.

What Shares Can Be Voted

You may vote all shares of our common stock owned by you as of the close of business on the record date.

These shares include:

•	Shares held directly in your name as the stockholder of record; and

•

Shares of which you are the beneficial owner but not the stockholder of record. These are shares not registered in your name but registered in “street name” through an account you have with a bank, broker or other holder of record (a “nominee”), including shares owned by the Radian Group Inc. Savings Incentive Plan Stock Fund.

How Shares May Be Voted

Before the Annual Meeting, you can vote shares for which you are the stockholder of record by completing, signing and returning by mail the enclosed proxy card. Our stockholders of record may not vote by telephone or internet. You also may vote your shares at the Annual Meeting if you attend in person. If you are a stockholder of record, you may revoke your proxy at any time before it is voted by providing to our Corporate Secretary either a written instrument revoking it or a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy. Your vote is important to Radian. We encourage you to complete, sign and return the proxy card accompanying this proxy statement even if you plan to attend the Annual Meeting. You can always change your vote before the meeting or at the meeting, as described above.

Many of our stockholders who hold their shares in “street name” through a nominee have the option to submit their proxies or voting instructions to their nominee electronically by telephone or the internet. These stockholders should review and follow the voting instructions provided by their nominee, including any instructions relating to revoking your voting instructions. If you hold your shares in “street name” and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your nominee.

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Information About Voting

Quorum and Votes Required for Approval

A quorum is necessary for us to conduct the business of the Annual Meeting. This means that holders of at least a majority of the shares entitled to vote must be present at the meeting, either in person or represented by proxy. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly complete and return a proxy.

The following table summarizes the vote threshold required for approval of each proposal. In addition, the table shows the effect on the outcome of the vote of: (i) abstentions; (ii) uninstructed shares held by brokers (which result in broker non-votes when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals); and (iii) signed but unmarked proxy cards.

Proposal		Votes Required for Approval	Effect of Abstentions (1)	Uninstructed Shares/ Effect of Broker Non-votes (1)	Signed but Unmarked Proxy Cards (2)
Proposal 1	Election of directors	Majority of votes cast	No effect (3)	Not voted/No effect	Voted “For”

Proposal 2	Advisory, non-binding vote to approve executive compensation	Majority of shares present in person or represented by proxy and entitled to vote	Same effect as a vote “Against”	Not voted/No effect	Voted “For”

Proposal 3	Approve an amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation to eliminate language providing that directors may be removed by the Company’s stockholders only for cause, so that members of the board of directors may be removed with or without cause	Majority of shares outstanding entitled to vote	Same effect as a vote “Against”	Not voted/Same effect as a vote “Against”	Voted “For”

Proposal 4	Re-approval of the amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation relating to Radian’s tax benefit preservation strategy	Majority of shares present in person or represented by proxy and entitled to vote	Same effect as a vote “Against”	Not voted/No effect	Voted “For”

Proposal 5	Re-approval of the Radian Group Inc. Tax Benefit Preservation Plan, as amended	Majority of shares present in person or represented by proxy and entitled to vote	Same effect as a vote “Against”	Not voted/No effect	Voted “For”

Proposal 6	Ratification of the appointment of PricewaterhouseCoopers LLP as Radian’s independent registered public accounting firm	Majority of shares present in person or represented by proxy and entitled to vote	Same effect as a vote “Against”	Discretionary vote by broker	Voted “For”
(1)	Abstentions and broker non-votes are included for purposes of determining whether a quorum is present, however, abstentions are considered “entitled to vote” whereas broker non-votes are not.

(2)	If you complete your proxy card properly, but do not provide instructions on your proxy card as to how to vote your shares, your shares will be voted as shown in this column and in accordance with the judgment of the individuals named as proxies on the proxy card as to any other matter properly brought before the Annual Meeting.

(3)	Under Section 4.13(f) of our Amended and Restated By-Laws (the “By-Laws”), abstentions are not counted as votes “For” or “Against” a director’s election.

2	2016 Proxy Statement

Information About Voting

As described in the table above, in an uncontested election, meaning the number of director nominees is equal to or less than the number of directors to be elected at the meeting, our directors are elected by majority voting (Proposal 1). For an uncontested election of directors, a director is elected only if the number of shares voted “For” that director exceeds the number of shares voted “Against” that director. In accordance with our By-Laws, each of our incumbent directors submits a conditional resignation in advance of the Annual Meeting that will become effective if the number of shares voted “For” that director does not exceed the number of shares voted “Against” that director and the board accepts the director’s resignation. The director also may choose to retire from the board before the resignation is accepted by the board and becomes effective. If a sitting director fails to receive a majority of the votes cast, our board of directors will determine within 90 days of the Annual Meeting whether to accept the resignation of such director, unless the director retires during this 90 day period. If a nominee fails to receive a majority of the votes cast and the board accepts the director’s resignation or the director retires, there would be a vacancy created on the board. Our board would then have the option under our By-Laws either to appoint someone to fill the vacancy or to reduce the size of the board.

This year’s election of directors is an uncontested election of directors. If there were a contested election, then plurality voting, by which directors receiving the greatest number of votes cast would be elected, would apply.

Where to Find Voting Results

We will announce the preliminary voting results at the conclusion of the Annual Meeting, if practicable, and we will publish the voting results in a Current Report on Form 8-K that will be filed with the United States Securities and Exchange Commission (“SEC”) within four business days after the conclusion of the Annual Meeting.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and our By-Laws provide for the annual election of directors. These organizational documents also provide that the number of directors, which shall not be less than nine or more than fourteen, shall be determined by our board of directors. Our board of directors has set the number of directors at ten.

Upon election, each of our directors serves for a one-year term and until his or her successor has been duly elected and qualified, or until his or her earlier removal or resignation. Our board of directors currently consists of Herbert Wender, David C. Carney, Howard B. Culang, Lisa W. Hess, Stephen T. Hopkins, Sanford A. Ibrahim, Brian D. Montgomery, Gaetano Muzio, Gregory V. Serio and Noel J. Spiegel.

Upon the recommendation of the Governance Committee of our board of directors, the board has nominated each of our current directors for reelection. All nominees (other than Mr. Ibrahim) are independent under applicable independence rules of the SEC and New York Stock Exchange (“NYSE”), and all nominees have consented to be named in this proxy statement and to serve if elected. If, at the time of the Annual Meeting, any nominee is not available for election, proxies may be voted for another person nominated by the board, or the size of the board may be reduced.

Biographical Information for Director Nominees

Biographical information for each of the director nominees is provided below along with a discussion of each nominee’s specific experience, qualifications, attributes or skills that have led the board to conclude that he or she should be nominated for election or reelection.

Herbert Wender	Mr. Wender, 78, has served as non-executive Chairman of our board of directors since May 2005. He also previously served in this role from August 1992 to May 1999 and as Lead Director from May 1999 until his current appointment. Mr. Wender served as Chairman of the Board and Chief Executive Officer of Radian Guaranty Inc., our principal mortgage insurance subsidiary (“Radian Guaranty”), from June 1983 until July 1992. Between 1998 and 2001, Mr. Wender also served as a director and Vice Chairman of LandAmerica Financial Group, Inc., a title insurance company. Before that, he was Chairman of the Board and Chief Executive Officer of LandAmerica Financial Group’s predecessor, Commonwealth Land Title Insurance Company. He has been a director of Radian since July 1992.

Mr. Wender’s extensive leadership experience on our board of directors, his intimate familiarity with Radian, his prior management experience as Chief Executive Officer of our mortgage insurance subsidiary and his industry experience give him the expertise, skills and judgment to serve as a director and non-executive Chairman. Under Mr. Wender’s guidance, our board of directors oversaw our navigation through the financial crisis with a thoughtful, measured approach leading to Radian’s return to profitability in 2014 for the first time in eight years, and positioning us well for the future.

David C. Carney	Mr. Carney, 78, has served as President of Carney Consulting since March 1995. He served as Executive Vice President of Jefferson Health Systems, the parent company of a regional network of health care providers, from October 1996 until May 1999. Before that, he served as Chief Financial Officer of CoreStates Financial Corp, a banking and financial services holding company. Mr. Carney is a Certified Public Accountant and served as Philadelphia Area Managing Partner for Ernst & Young LLP from 1980 through 1991. Mr. Carney served as CEO and Chairman of the Board of ImageMax, Inc., a provider of outsourced document management solutions, from 1999 through 2003. Mr. Carney currently serves as a Director and Chairman of the Executive Committee of AAA Club Alliance and as a Director of AAA Club Partners. He has been a director of Radian since November 1992.

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Proposal 1 – Election of Directors

Mr. Carney’s service as a director of Radian gives him significant knowledge of Radian, its history and its businesses. Mr. Carney’s experience as a CPA, as managing partner of the Philadelphia area offices of one of the “big four” nationally recognized accounting firms, and as a Chief Financial Officer of a large, publicly-traded financial institution give him particular financial expertise and management experience relevant to his qualifications as a director and as the Chair of the Audit Committee of our board of directors. In addition, Mr. Carney’s consulting experience and service on other boards of directors give him a broad perspective and insight on effectively running and advising a business.

Howard B. Culang	Mr. Culang, 69, served as President of Laurel Corporation, a financial services firm, from January 1996 through December 2011. Mr. Culang was a Managing Member of JH Capital Management LLC, a management company for a private equity fund, from July 1998 to December 2010, and of Cognitive Capital Management LLC, a management company for a fund of hedge funds, from April 2001 to December 2005. In the past, he has served as Vice Chairman of Residential Services Corporation of America, the holding company for Prudential Home Mortgage, Lender’s Service, Inc. and Prudential Real Estate Affiliates, and as a Managing Director and member of the Executive Committee of the Prudential Home Mortgage Company, where he worked from November 1985 to December 2005. Mr. Culang also held a number of senior management positions with Citibank, N.A., including as a Senior Credit Officer. Mr. Culang currently serves as a director of ioSemantics, LLC, a privately owned software company. He has been a director of Radian since June 1999.

Mr. Culang’s service as a director of Radian gives him significant knowledge of Radian, its history and its businesses. In addition, his significant management experience in the mortgage and financial services industries gives him valuable expertise and a broad understanding of the mortgage business. These experiences are particularly relevant in Mr. Culang’s role as Chair of the Credit Committee of our board of directors.

Lisa W. Hess	Ms. Hess, 60, has been President and Managing Partner of SkyTop Capital Management LLC, an investment fund, since October 2010. From October 2002 to December 2008, she was the Chief Investment Officer of Loews Corporation, a diversified holding company, where she was responsible for managing approximately $50 billion in assets. Ms. Hess was a Founding Partner of Zesiger Capital Group, a diversified money manager, and also has held positions at First Boston Corporation, Odyssey Partners and Goldman, Sachs & Co. She has served on the U.S. Treasury Debt Advisory Committee and the Federal Reserve Bank of New York Investors Advisory Committee. Since June 2009, Ms. Hess has been a Trustee of Teachers Insurance and Annuity Association (TIAA), serving on the investment, real estate, customers and products and corporate governance committees. She has been a director of Radian since February 2011.

Ms. Hess’s extensive experience managing financial assets, including in her current role with SkyTop Capital Management LLC, as a chief investment officer of Loews Corporation, and as a member of various investment and advisory committees, gives her a broad range of expertise with respect to finance, investments and the capital markets that is particularly beneficial to the board and in her role as Chair of the Finance and Investment Committee of the board. Her position as President and Managing Partner of SkyTop Capital Management LLC brings a current, day-to-day business perspective that is valuable in enhancing board oversight in today’s operating

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Proposal 1 – Election of Directors

environment. In addition, her experience serving on the corporate governance committee at TIAA brings an added perspective and insight to the board’s consideration of corporate governance issues and the concerns of institutional shareholders.

Stephen T. Hopkins	Mr. Hopkins, 65, served most recently as President of Hopkins and Company LLC, a management consulting business, from February 1999 to 2014. From 1976 to January 1999, Mr. Hopkins held a number of managerial positions with Federal Home Loan Mortgage Corporation, a government sponsored enterprise that purchases and securitizes qualified mortgage loans, serving as Senior Vice President and National Sales Director from April 1994 through August 1998. He has been a director of Radian since June 1999.

Mr. Hopkins’ service as a director of Radian gives him significant knowledge of Radian, its history and its businesses. Additionally, Mr. Hopkins’ experience of more than 20 years with the Federal Home Loan Mortgage Corporation gives him specialized insight into the mortgage industry and the role of government sponsored enterprises within the industry. Because Radian works closely on a regular basis with such government sponsored enterprises, Mr. Hopkins’ experience is especially valuable in this regard. Having served as an executive officer, he has broad general management experience and expertise to apply to many aspects of Radian’s business, including in his role as Chair of the Compensation and Human Resources Committee of our board of directors.

Sanford A. Ibrahim	Mr. Ibrahim, 64, has served as Radian’s Chief Executive Officer since May 2005. Before joining Radian, from 1999 until April 2005, Mr. Ibrahim served in a number of executive capacities for GreenPoint Financial, including as President and Chief Executive of GreenPoint Mortgage Funding, Inc., a residential mortgage lender and as Chief Operating Officer of the combined mortgage businesses of GreenPoint Financial Corp., the former parent company of GreenPoint Mortgage Funding Inc. Mr. Ibrahim is a member of the board of directors of the California Mortgage Bankers Association and he currently serves on the board of the Institute for International Education, New York, as well as on the organization’s Western Regional Advisory Board. In the past, he also has served on the Residential Board of Governors of the Mortgage Bankers Association of America and on the Fannie Mae National Advisory Council. He has been a director of Radian since joining Radian in May 2005.

Mr. Ibrahim was appointed to be our CEO because of his strong leadership skills and his exceptional industry knowledge, background and reputation. As discussed above, Mr. Ibrahim has extensive industry-specific management experience and expertise and has served in leadership roles in relevant professional associations. In addition, in his role as both a board member and CEO, Mr. Ibrahim serves as an important liaison between the board and management, a role that is extremely valuable in helping the board perform its oversight function.

Brian D. Montgomery	Mr. Montgomery, 59, serves as Vice Chairman of The Collingwood Group, LLC (“Collingwood”), a business consulting firm that provides advice to corporate leadership on a range of issues within the financial services and mortgage banking industries. Mr. Montgomery also serves as a Partner of Collingwood Capital Advisors, LLC, which is a member of FINRA and the SIPC. Prior to joining Collingwood in August 2009, Mr. Montgomery served as the Assistant Secretary for Housing and Commissioner of the Federal Housing Administration (“FHA”) within the U.S. Department of Housing and Urban Development from June 2005 to July 2009. Before serving as Commissioner of

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Proposal 1 – Election of Directors

the FHA, from January 2001 to April 2005, Mr. Montgomery served in the White House as Deputy Assistant to the President and Cabinet Secretary, as well as Deputy Assistant to the President and Director of Presidential Advance. Mr. Montgomery was Chairman of the Hope for Homeowners Oversight Board from 2008 to 2009 and served as a board member of the Federal Housing Finance Board from 2005 to 2008. In 2014, Mr. Montgomery became a director of Reverse Mortgage Investment Trust Inc., a real estate finance company that is focused on acquiring, originating, financing and managing home equity conversion mortgage loans, home equity conversion mortgage backed securities guaranteed by the Government National Mortgage Association and other real estate-related assets. He has been a director of Radian since May 2012.

Mr. Montgomery possesses a significant understanding of the mortgage industry, a deep knowledge of federal housing policies and broad experience in the federal regulation of housing. This expertise is extremely valuable to the Company as it seeks to navigate and capitalize upon the regulatory and legislative changes in the housing and mortgage finance industries.

Gaetano Muzio	Mr. Muzio, 62, is the co-founder of Ocean Gate Capital Management, LP, an investment fund. For 27 years prior to founding Ocean Gate, Mr. Muzio worked at Goldman, Sachs & Co. in various positions, including serving as a Managing Director from 1996 until 2004. In 1986, he became the first Global Mortgage and Asset Backed Sales Manager responsible for creating the sales team and strategy for, and was also one of the founding members of, Goldman’s Mortgage and Asset Backed Department. In 1990, he became a general partner and Co-Head of Goldman’s Mortgage Department, with responsibilities for overseeing trading, risk management, sales, research, structured finance and compliance for the department. He has been a director of Radian since May 2012.

Mr. Muzio possesses a broad understanding of the mortgage industry. In addition, his significant experience in finance, risk management and corporate governance and strategy gives him extensive expertise in several areas that are valuable to the board’s oversight responsibilities.

Gregory V. Serio	Mr. Serio, 54, has served as a partner with Park Strategies, LLC, a management and government relations consulting firm, since January 2005. He currently serves as the head of Park Strategies’ risk and insurance management practice group. Prior to joining Park Strategies, Mr. Serio served as Superintendent of Insurance for the State of New York from May 2001 to January 2005. Before serving as Superintendent, from January 1995 until his appointment as Superintendent in 2001, Mr. Serio served as First Deputy Superintendent and General Counsel of the New York Insurance Department. Mr. Serio also has served as the Chairman of the Government Affairs Task Force of the National Association of Insurance Commissioners (NAIC) and as a member of and NAIC representative on the Financial Services and Banking Information Infrastructure Committee of the United States Treasury. He was also a commissioner of the International Commission on Holocaust Era Insurance Claims. Mr. Serio currently serves on the board of the College of St. Rose in Albany, NY. He has been a director of Radian since May 2012.

From both his private and public sector roles, Mr. Serio possesses extensive knowledge and experience in the insurance industry. His in-depth understanding of insurance regulatory matters, including financial and market conduct examinations and other compliance-related matters, combined with his experience in risk management and corporate governance matters, further strengthens the board’s oversight and perspective in these areas. He is also a

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Board Leadership Fellow of the National Association of Corporate Directors, which together with his current and past work experiences, provide him with especially valuable expertise in his role as Chairman of the Governance Committee of our board of directors.

Noel J. Spiegel	Mr. Spiegel, 67, was a partner at Deloitte & Touche, LLP where he practiced from September 1969 until May 2010. In his career at Deloitte, he served in numerous management positions, including as Deputy Managing Partner; a member of Deloitte’s Executive Committee; Managing Partner of Deloitte’s Transaction Assurance practice, Global Offerings and IFRS practice and Technology, Media and Telecommunications practice (Northeast Region); and as Partner-in-Charge of Audit Operations in Deloitte’s New York Office. Mr. Spiegel currently serves on the boards of directors and as Chair of the audit committees of American Eagle Outfitters, Inc. and vTv Therapeutics, Inc. He has been a director of Radian since February 2011.

Mr. Spiegel’s significant prior service as a partner at Deloitte, and his current experience as Chair of audit committees of publicly held companies, provides him with a depth of experience in management, financial reporting, risk management, and public accounting and finance that is of significant value and relevance to the board and the Audit Committee of our board of directors. In addition, his work with many public companies as an independent auditor provides him with a unique perspective and depth of insight with respect to corporate governance, board leadership and corporate strategy.

Additional Information Regarding Directors

For additional information regarding our board of directors, its standing committees, and our standards for corporate governance and director independence, refer to the sections entitled “Corporate Governance and Board Matters” and “Compensation of Executive Officers and Directors—Director Compensation” below.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES. SIGNED PROXIES WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

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PROPOSAL 2 – ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEOs”), as disclosed in the “Compensation of Executive Officers and Directors—Compensation Discussion and Analysis” section of this proxy statement (the “Compensation Discussion and Analysis”) and the accompanying tabular and narrative disclosures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation.

Based on an advisory vote at our 2011 annual meeting of stockholders, it is our current policy to conduct an advisory vote on the compensation of our NEOs on an annual basis. The next such vote is scheduled to occur at our 2017 annual meeting.

Our executive compensation program is designed under the direction of our Compensation and Human Resources Committee of our board of directors (the “Committee”) to attract, motivate and retain high quality executive officers and to align our pay-for-performance philosophy with sound risk management practices and our overall business and strategic objectives. In 2015, our executive compensation program again included a heavy focus on performance-based variable compensation; challenging long-term incentive (“LTI”) metrics based on traditional measures of performance; and Committee discretion only when coupled with disciplined decision making and transparency..

In considering the compensation of our NEOs in connection with this Proposal 2, we believe it is important to observe the following with respect to our 2015 executive compensation program:

➢	We maintained a heavy focus on performance-based variable compensation.

Fixed compensation continues to represent a limited portion of our NEOs’ total compensation. Base salary represented only 16% of Mr. Ibrahim’s 2015 total target compensation and, on average, only 27% of the total target compensation for our other NEOs. The remaining portion of our CEO’s and other NEO’s total target compensation was tied to, and contingent upon, Company and individual performance.

➢	Our compensation program demonstrates a strong correlation between pay and performance.

•	The Committee funded 2015 short-term incentive (“STI”) awards below target due to areas of underperformance in our core businesses.

While the Company’s overall financial performance was strong in 2015, our core businesses performed below our expectations in certain areas. Consistent with these mixed results, the Committee awarded to our NEOs 2015 STI awards at levels below target.

•	The Committee funded 2014 medium-term incentive (“MTI”) awards above target given the strong credit performance and projected profitability of our 2014 insured portfolio.

The 2014 MTI award was based on the credit performance and projected profitability of our 2014 mortgage insurance portfolio through the end of 2015. Based on the credit performance of this insured portfolio and the expected strong profitability of this portfolio, we believe this portfolio represents one of the strongest performing portfolios that we have ever written. As a result, the Committee awarded the maximum payout of 125% of target for the 2014 MTI awards.

9	2016 Proxy Statement

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

➢	We Use Limited Discretion in our Compensation Program and only when Coupled with Disciplined Decision Making and Transparency.

Our executive compensation program is predominantly formulaic, with the discretionary components of our program (STI and MTI) representing only 29% and 34% of the total compensation of our CEO and the other NEOs (on average), respectively. The Committee has determined that while a more formulaic approach could bring greater predictability to the level of potential payouts, it also has the potential to ignore the multitude of variables that influence our NEOs’ decision-making throughout any given annual period, and most importantly, the potential to limit the Committee’s ability to appropriately recognize factors that were not apparent to the Committee when setting corporate goals at the beginning of an annual performance period. As a result, the Committee currently imposes a limited, but appropriate, level of discretion in which clear metrics are established for each major area of focus, but with the payouts remaining subject to the Committee’s discretion to take into consideration factors that are not possible to capture and weight appropriately in a limited set of metrics. Given this limited use of discretion, we disclose in detail not only the quantitative performance metrics established for evaluating performance, but also the qualitative factors considered by the Committee in evaluating each of the major areas of focus and the Committee’s assigned payout percentage for each such area.

➢

The Committee granted annual LTI awards consisting solely of performance-based equity awards that require both relative outperformance of our peers and strong absolute returns. For 2015, the Committee granted a lesser amount of LTI awards to our NEOs compared to prior years.

Under our 2015 LTI awards, our NEOs will be entitled to a meaningful payout only if the Company outperforms both the market and produces meaningful returns to stockholders. This overall design, which is intended to further align the interests of our NEOs with those of our stockholders and to enhance long-term stockholder value, consists of the following:

•

The 2015 Performance-Based RSUs (as defined in the Compensation Discussion and Analysis) incorporate measures of absolute performance in addition to performance relative to the Company’s peers. The 2015 Performance-Based RSUs require the Company to achieve at least a 25% increase in total stockholder return (“TSR”) (on an absolute basis) over a three-year performance period for a NEO to be eligible to receive an award at or above 125% of target. Also, if the Company’s TSR is negative over this three-year performance period, the NEO’s maximum payout will be reduced to 50% of target, or in some circumstances, reduced to 0%, regardless of the degree to which the Company has outperformed relative to its peer group.

•

The 2015 Performance-Based Options (as defined in the Compensation Discussion and Analysis) will vest only if the closing price of the Company’s common stock exceeds 125% of the option exercise price for ten consecutive trading days ending on or after the third anniversary of the grant date.

For 2015, the Committee granted a lesser amount of LTI awards to the NEOs compared to prior years. The value of the 2015 LTI awards (measured based on grant date fair value), was on average approximately 10% less than the value of awards granted to the same NEOs in 2014 and 10% lower than their target LTI compensation for 2015 (resulting in LTI awards granted at approximately 90% of the NEOs’ target LTI compensation for 2015).

➢	We have implemented strong governance and compensation practices, and we do not engage in problematic pay practices.

We (1) apply double-trigger vesting for change-of-control payments; (2) do not provide tax gross-ups; (3) prohibit speculative transactions in our stock; (4) impose a strong compensation clawback policy; (5) impose rigorous stock ownership requirements and have instituted share retention requirements; and (6) provide limited perquisites to our NEOs.

We urge you to read our Compensation Discussion and Analysis in its entirety. While this vote is advisory and non-binding, our board of directors values the opinion of our stockholders and will

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Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

take into account the outcome of the vote when considering future executive compensation matters. We are asking our stockholders to indicate their support for the compensation of our NEOs by voting “FOR” this proposal and the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT. SIGNED PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

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PROPOSAL 3 – AMENDMENT TO THE RADIAN GROUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE “ONLY FOR CAUSE” DIRECTOR REMOVAL PROVISION

Proposed Amendment

Our board of directors has approved and declared it advisable and in the best interests of the Company to amend Article FIFTH, Section 5.3, of our Amended and Restated Certificate of Incorporation to eliminate language providing that directors may be removed by the Company’s stockholders only for cause, so that members of the board of directors may be removed with or without cause. The amendment our board has proposed to Article FIFTH, Section 5.3 (the “Director Removal Amendment”) would give effect to the changes set forth in Appendix A to this proxy statement.

Reasons for the Amendment

Currently, Article FIFTH, Section 5.3 of our Amended and Restated Certificate of Incorporation provides, among other things, that the Company’s stockholders may remove directors from office only for cause. In light of a recent ruling by the Delaware Court of Chancery in a proceeding not involving the Company, the board of directors has approved and declared it advisable and in the best interests of the Company to amend the Amended and Restated Certificate of Incorporation, consistent with Section 141(k) of the Delaware General Corporation Law, so that any of the Company’s directors may be removed, with or without cause.

Effect of the Amendment

The Director Removal Amendment will provide that members of the board of directors of the Company may be removed by the Company’s stockholders with or without cause.

If approved at the Annual Meeting, the Director Removal Amendment would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we intend to file promptly if this Proposal 3 is approved by our stockholders.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE THAT DIRECTORS MAY BE REMOVED BY THE COMPANY’S STOCKHOLDERS WITH OR WITHOUT CAUSE. SIGNED PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

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BACKGROUND INFORMATION FOR TAX BENEFIT PRESERVATION PROPOSALS

Background and Reasons for Proposals

In past years that followed the financial crisis that began in 2007, our business operations generated significant net operating losses and other tax attributes for U.S. federal income tax purposes (collectively, “NOLs”). Under federal tax laws, we generally can use the NOLs to offset certain taxable income or to reduce certain future federal taxable income of the Company before the NOLs expire. To the extent they are not used in any given tax year and are not expired, we can “carry forward” the NOLs and certain related tax credits to offset taxable income in future years through the period (generally 20 years) until the NOLs expire. As of December 31, 2015, we estimate that we had approximately $1.1 billion in U.S. Consolidated NOLs. While we cannot definitively predict the amount and timing of our future taxable income, we believe our NOLs will be fully utilized in the near term to reduce our future taxable income and therefore represent valuable assets of the Company. For example, we used approximately $346 million and $360 million of NOLs during the 2014 and 2015 tax years, respectively, which reduced our cash tax payments due to the Internal Revenue Service (the “IRS”).

Under our current earnings forecasts, we expect that we will be able to use all of our NOLs to reduce future income tax liability. However, under Section 382 (“Section 382”) of the Internal Revenue Code (the “Code”), our ability to use the NOLs could be substantially impaired if we experience an “ownership change,” as determined under Section 382. In general, an “ownership change” will occur if our “five-percent shareholders” (as defined under Section 382 and which we refer to as “Section 382 five-percent shareholders”) collectively increase their ownership in Radian by more than 50 percentage points over the lowest percentage of Radian stock owned by those stockholders at any time during a rolling three-year testing period. If an “ownership change” occurs, Section 382 imposes an annual limit on the amount of NOL carryforwards that we can use to offset future federal taxable income, which could result in a material amount of NOLs expiring unused and, therefore, significantly impair the value of the NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an “ownership change” has occurred, we currently believe that an “ownership change” has not occurred, which we attribute in large part to our tax benefit preservation strategy.

In 2009, we adopted certain amendments to our Amended and Restated By-Laws (the “Bylaw Amendment”), and at our 2010 annual meeting, our stockholders also approved certain amendments to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”). Both the Charter Amendment and the Bylaw Amendment impose substantially similar transfer restrictions designed to block transfers of our common stock that could result in an “ownership change.” These amendments and the interrelationship between them are described below in the Questions and Answers and under Proposal 4, and their full terms can be found in Appendix B-1 and B-2, respectively, to this proxy statement. In addition, effective October 9, 2009, we entered into a Tax Benefit Preservation Plan with The Bank of New York Mellon, as rights agent. The Tax Benefit Preservation Plan, which we subsequently amended in 2010, was approved by our stockholders at our 2010 annual meeting (as amended, the “Preservation Plan”). The Preservation Plan, which is designed to deter transfers of our common stock that could result in an “ownership change,” is described below in the Questions and Answers and under Proposal 5, and its full terms can be found in Appendix C to this proxy statement. The Bylaw Amendment, the Charter Amendment and the Preservation Plan are critical components of our tax benefit preservation strategy. By their terms, the transfer restrictions (the “Transfer Restrictions”) in the Charter Amendment and the Bylaw Amendment will terminate unless the Charter Amendment is re-approved by stockholders every three years. Additionally, by its terms, the Preservation Plan will expire unless re-approved by stockholders every three years. Our stockholders re-approved the Charter Amendment and Preservation Plan at our 2013 annual meeting.

Because it is important to retain the protections provided by the Transfer Restrictions and the Preservation Plan, and after careful consideration, including an evaluation of the significant value of the NOLs as discussed above, our board has determined to seek re-approval from our stockholders of both the Charter Amendment (Proposal 4) and the Preservation Plan (Proposal 5) at our 2016 Annual Meeting.

None of our tax benefit preservation measures alone is a complete solution for preventing an “ownership change;” therefore, the Transfer Restrictions and the Preservation Plan are designed to work together to

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Background Information for Tax Benefit Preservation Proposals

prevent an “ownership change.” The Charter Amendment, the Bylaw Amendment, and the Preservation Plan are intended to protect our valuable tax assets and are not intended as anti-takeover devices, although they may have some anti-takeover consequences. The Company was careful to incorporate stockholder-friendly features in the Charter Amendment, the Bylaw Amendment and the Preservation Plan, including: (i) limiting the definition of ownership to the definition used for purposes of Section 382, as opposed to the broader definition of “beneficial ownership” used for securities laws purposes; (ii) providing “sunset provisions” that will terminate the Preservation Plan and the Transfer Restrictions if Section 382 is repealed or if the potential loss from limitation of the NOLs is no longer material to the Company, which our board of directors has agreed to review annually; and (iii) requiring the re-approval by our stockholders of both the Charter Amendment and the Preservation Plan every three years. Furthermore, our board may exempt particular persons or transactions from the Transfer Restrictions and the terms of the Preservation Plan if it determines that the acquisition would not jeopardize Radian’s NOLs or is otherwise in Radian’s best interests. In any event, the Preservation Plan is limited to a ten-year term and will expire on the close of business on October 9, 2019 (unless that date is advanced or extended).

Our board of directors urges our stockholders to carefully read each proposal, the Questions and Answers discussed below and the full terms of the Charter Amendment, the Bylaw Amendment and the Preservation Plan set forth in Appendix B-1, B-2 and C, respectively. The Charter Amendment and the Preservation Plan require stockholder approval for the Transfer Restrictions and Preservation Plan to remain effective after our 2016 Annual Meeting.

Questions and Answers about Section 382 and our NOLs Generally

1.	What are the NOLs?

The NOLs are the Company’s net operating losses that generally can be used to offset taxable income within the applicable NOL carryback period or certain future federal taxable income, and therefore, reduce our future federal income tax liabilities. NOLs generally can be carried forward for up to 20 years. The Company’s ability to use its NOL carryforwards to offset future federal taxable income could be adversely affected if we experience an “ownership change” as defined under Section 382.

2.	How important are the NOLs?

We had approximately $1.1 billion of NOLs as of December 31, 2015. Assuming a 35% federal income tax rate, and that we are able to use all of our NOLs to offset future federal taxable income, we may be able to reduce our federal income tax payments in the coming years by approximately $385 million. Because the NOLs can be carried forward for 20 years, we may need to manage our Section 382 risk for a significant period of time. If unused, our NOLs will expire in tax years 2029-2032.

3.	What is Section 382?

Upon an “ownership change,” Section 382 of the Code imposes limitations on a corporation’s ability to use its NOL carryforwards to reduce its future federal taxable income.

4.	When does an “ownership change” occur under Section 382?

The determination of whether an “ownership change” has occurred under the rules of Section 382 is very complex and is beyond the scope of this summary discussion. Generally, however, an “ownership change” will have occurred if, over a three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of our shares owned by one or more “Section 382 five-percent shareholders.” A stockholder that acquires 5% of our outstanding common stock as measured pursuant to Section 382 will be a “Section 382 five-percent shareholder” for purposes of calculating this aggregate increase. For example, if a single investor acquired 50.1% of our common stock in a three-year period, an “ownership change” would be deemed to occur. Similarly, if ten unrelated persons, none of whom initially owned our common stock, each acquired slightly over 5% of our common stock as measured pursuant to Section 382 within a three-year period (so that those persons owned, in the aggregate, more than 50%), an “ownership change” also would be deemed to occur.

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Background Information for Tax Benefit Preservation Proposals

Some of the factors that must be considered in applying Section 382 include the following:

•

All holders who each own less than 5% of a company’s common stock are generally aggregated into one or more “public groups,” which also are treated as “Section 382 five-percent shareholders.” Transactions in the public markets among stockholders who are not themselves “Section 382 five-percent shareholders” do not affect the ownership percentage of a public group, and therefore, generally do not contribute to a Section 382 “ownership change.”

•	Sales of our common stock by a “Section 382 five-percent shareholder” may, in turn, create a separate public group that is also treated as a “Section 382 five-percent shareholder.”

•

A public offering by us of our common stock may create a new, separate “public group” that is treated as a “Section 382 five-percent shareholder” and therefore would contribute to an “ownership change” for Section 382 purposes.

•

Any redemption or buyback of our shares may increase the percentage ownership of current “Section 382 five-percent shareholders” who do not participate in the redemption or buyback because it would decrease the number of shares of our outstanding common stock. In addition, it is possible that a redemption or buyback of shares could cause a stockholder who owned less than 5% of our outstanding common stock immediately before the redemption or buyback to become a “Section 382 five-percent shareholder” resulting in a five percentage point (or more) change in ownership. Similarly, in certain limited circumstances, a forfeiture of restricted stock may decrease the number of shares of our outstanding stock for Section 382 purposes.

•	Securities that are convertible into shares of our common stock do not count towards an “ownership change” under Section 382 until such securities are converted into shares of our common stock.

•	As described in Question and Answer 6, the determination of a particular stockholder’s ownership level may be affected by certain constructive ownership rules.

•

In the case of a stockholder who owns slightly less than five percent of our outstanding shares, in the absence of the Transfer Restrictions, an acquisition of a very small number of additional shares could cause the holder to become a “Section 382 five-percent shareholder” and result in a five-percentage point (or more) change in our ownership under Section 382.

5.	If there is an “ownership change,” what is the potential risk to Radian?

If we experience an “ownership change,” as defined under Section 382, our annual use of the NOLs to offset future federal taxable income, and thereby reduce our federal income tax liabilities, could be substantially limited. Upon an “ownership change,” Section 382 imposes an annual limitation on the use of NOLs carried forward from periods before the ownership change. Generally, the annual limitation would equal our market capitalization at the time of the ownership change, multiplied by the “long-term tax-exempt rate” – which is a rate derived from market rates on long-term Treasury securities, adjusted for differences between rates on long-term taxable and tax-exempt obligations. For example, if our market capitalization at the time of an ownership change is $2.3 billion and the long-term tax-exempt rate is 2.65% (which is the rate as of February 2016), then the Section 382 limitation on the amount of NOLs that could be used each year would be approximately $60 million. Thus, an “ownership change” can have the effect of substantially deferring our ability to use our NOLs. Moreover, to the extent the amounts are deferred past the 20-year time limit that applies to NOL carryforwards, we may have to permanently write off a significant portion of these assets.

6.	How is ownership for Section 382 purposes different from ownership under SEC rules and regulations?

Ownership for Section 382 purposes is determined primarily by an economic test, while the SEC definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares. In general, the Section 382 economic test looks to who has the right to receive dividends paid with respect to shares, and who has the right to receive proceeds from the sale or other disposition of shares. Section 382 also contains certain constructive ownership rules, which generally attribute ownership of stock held by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual

15	2016 Proxy Statement

Background Information for Tax Benefit Preservation Proposals

owner of the shares, or to related individuals. Generally, a person’s direct or indirect economic ownership interest in shares (rather than record title, voting control or other factors) is taken into account for Section 382 purposes. For example, different portfolios in a single mutual fund complex and groups of customers advised by the same investment advisor will normally not be aggregated for Section 382 purposes even though they may be aggregated for determining beneficial ownership under SEC rules and reporting requirements. We believe that none of our stockholders that currently own more than 5% of our outstanding common stock for SEC “beneficial ownership” purposes are “Section 382 five-percent shareholders.”

7.	How does the Company monitor stockholder ownership to determine the aggregate increase of its “Section 382 five-percent shareholders” under Section 382?

For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, the Internal Revenue Service permits us to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.

Investors who file a Schedule 13G or Schedule 13D (or list our common stock in their Schedules 13F) may beneficially own 5% or more of our common stock for SEC reporting purposes but nonetheless may not be “Section 382 five-percent shareholders” and therefore their beneficial ownership will not affect our ownership change for purposes of Section 382.

General Questions and Answers about our Tax Benefit Preservation Strategy

8.	How do the Charter Amendment, Bylaw Amendment and the Preservation Plan work to protect Radian’s NOLs?

Increases in ownership by our “Section 382 five-percent shareholders” and the creation of new “Section 382 five-percent shareholders” can limit our ability to use NOL carryforwards to reduce future federal taxable income. The Transfer Restrictions in the Charter Amendment and the Bylaw Amendment restrict direct and indirect transfers of our common stock that would create “Section 382 five-percent shareholders” or otherwise increase the percentage of stock that is owned by “Section 382 five-percent shareholders.” The Preservation Plan acts as an additional deterrent against any stockholder from becoming a “Section 382 five-percent shareholder” and any existing “Section 382 five-percent shareholder” from increasing their ownership under Section 382.

9.	Why is our board of directors recommending that we retain the Transfer Restrictions and the Preservation Plan?

Our board of directors is recommending retaining the Transfer Restrictions and the Preservation Plan and, accordingly, re-approval of both the Charter Amendment and the Preservation Plan because none of these measures by itself is a complete solution.

The Charter Amendment and Bylaw Amendment impose substantially similar transfer restrictions, but there are limitations on their effectiveness and enforceability. The Bylaw Amendment does not cover shares issued before effectiveness of the amendment, but applies only to shares of common stock issued after its effective date of October 9, 2009. The Charter Amendment does restrict transfers of shares issued before its adoption as well as transfers of shares issued thereafter, but these restrictions may not prevent all transfers that could result in such an “ownership change.” Delaware law provides that, with respect to shares of common stock issued before the effectiveness of the Charter Amendment, the transfer restrictions in the Charter Amendment are effective against (1) stockholders with respect to all shares that were voted in favor of the Charter Amendment at the 2010 annual meeting, all shares that were voted in favor of its re-approval at the 2013 annual meeting and all shares that are voted in favor of its re-approval at the 2016 Annual Meeting (collectively, the “Restricted Shares”) and (2) transferees of Restricted Shares if (A) the transfer restriction is conspicuously noted on the certificates or book entry records representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). Any shares of common stock issued after the effectiveness of the Charter

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Background Information for Tax Benefit Preservation Proposals

Amendment have been, or will be, issued with the transfer restriction conspicuously noted on the certificates or book entry record representing such shares and therefore under Delaware law such shares are subject to the transfer restrictions in the Charter Amendment.

As noted above, shares of our common stock that were not voted “For” approval and re-approval of the Charter Amendment at the 2010, 2013 or 2016 annual meetings are not subject to the transfer restrictions, which is why the Preservation Plan also is required. As to those shares, the Preservation Plan will continue to apply to deter any person, entity or group from acquiring 4.9% or more of the outstanding shares of our common stock without the approval of our board of directors.

The Preservation Plan therefore complements the Transfer Restrictions to protect the NOLs. It applies to, and therefore deters, all transfers of our common stock that could contribute to an “ownership change” under Section 382 (regardless of when the shares were issued or how the particular shares were voted at an annual meeting). Although the Preservation Plan deters any transfer, it does not absolutely block the transfer or otherwise avoid the limitation under Section 382, which is why the Transfer Restrictions are also needed. In the absence of the Transfer Restrictions, under the Preservation Plan, if a person were to acquire 5% or more of our outstanding common stock under Section 382, that person would become a “Section 382 five-percent shareholder” and those shares would count toward the aggregate “ownership change” even if the Preservation Plan applies to such acquisition or causes such person to subsequently hold less than 5% of our outstanding common stock. As to those shares, so long as the shares were voted in favor of the Charter Amendment or its re-approval or were issued after the Bylaw Amendment or the Charter Amendment became effective, the Transfer Restrictions apply and would prevent the transfer of shares that creates a new “Section 382 five-percent shareholder” or increases the ownership of an existing “Section 382 five-percent shareholder.”

10.	Is stockholder approval necessary to retain the Transfer Restrictions and the Preservation Plan?

Yes. The Transfer Restrictions will expire unless the Charter Amendment is re-approved by the stockholders at the 2016 annual meeting. Similarly, the Preservation Plan will terminate and the Rights (as defined in Question and Answer 23 below) will expire if the Preservation Plan is not re-approved by our stockholders at the 2016 Annual Meeting.

11.	Why should I vote “For” re-approval of the Charter Amendment and the Preservation Plan?

As described above, the Charter Amendment and the Preservation Plan are designed to protect our NOLs, which are valuable assets to the Company and your investment. Without these measures, which will expire following the 2016 Annual Meeting unless we obtain stockholder approval, we believe that the Company is at significant risk of experiencing an “ownership change” in the future and therefore becoming subject to limitations on our use of our NOLs under Section 382, which could result in a significant loss of our important tax benefits.

12.	Why is the threshold under the Transfer Restrictions 5% and the threshold under the Preservation Plan 4.9%?

Since the Transfer Restrictions effectively block transfers that create new “Section 382 five-percent shareholders,” the threshold is set at 5%. Since the Preservation Plan deters, but does not prevent, an acquiring stockholder from becoming a “Section 382 five-percent shareholder,” the threshold is set at a lower rate to provide some cushion before the acquisition would affect the calculation of a potential “ownership change” under Section 382.

13.	Are there exemptions to the Transfer Restrictions and the terms of the Preservation Plan?

Yes. Our board of directors may exempt an acquisition from the Transfer Restrictions if our board determines that the acquisition would not be likely to limit the availability of the NOLs or is otherwise in Radian’s best interests. Similarly, under the Preservation Plan, our board may exempt particular persons or transactions from the terms of the Preservation Plan if it determines that the acquisition would not jeopardize Radian’s NOLs or is otherwise in Radian’s best interests.

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Background Information for Tax Benefit Preservation Proposals

Acquisitions by Radian, our subsidiaries, and our employee benefit plans and related entities or trustees are exempt from the terms of the Preservation Plan. Further, direct issuances of common stock by Radian are not prohibited transfers.

Additionally, the Transfer Restrictions and Preservation Plan would not prevent us from experiencing an ownership change as a result of issuances of common stock upon the conversion of our outstanding convertible senior notes. As a result, if a holder of convertible senior notes were to exercise its conversion rights and we did not have sufficient liquidity to settle our obligations in cash, we may be required to issue shares of common stock, which could potentially cause or contribute to an ownership change.

14.	When will the Transfer Restrictions expire and when will the Rights expire or the Preservation Plan terminate?

Stockholder approval is required for the Transfer Restrictions and the Preservation Plan to continue (see Question and Answer 10). If the Charter Amendment is not re-approved at the 2016 Annual Meeting, the Transfer Restrictions in both the Charter Amendment and the Bylaw Amendment will terminate on the close of business on the second business day following adjournment. Further, if the Preservation Plan is not re-approved at the 2016 annual meeting, it will terminate and the Rights will expire on the close of business on the second business day following adjournment.

Both the Transfer Restrictions and the Preservation Plan are intended to protect our NOLs and will remain effective only for so long as a limitation under Section 382 on the use of the NOLs would be material to the Company. The Transfer Restrictions will terminate and the Rights will expire upon the earliest of:

•	the beginning of the first taxable year to which our board of directors determines that no NOLs may be carried forward;

•	the repeal of Section 382 or any successor statute if our board of directors determines that the Transfer Restrictions are no longer necessary for the preservation of our NOLs;

•	such date as our board of directors determines that a limitation under Section 382 on the use of the NOLs would no longer be material to the Company, which our board has agreed to review annually; or

•

as discussed above, the close of business on the second business day after adjournment of the third consecutive annual meeting of the Company’s stockholders after the Charter Amendment or the Preservation Plan was most recently approved or re-approved by the stockholders of the Company unless re-approved at that meeting.

In any event, the Preservation Plan is limited to a ten-year term and will expire on the close of business on October 9, 2019 (unless that date is advanced or extended). Our board also has the right to redeem the Rights or exchange the Rights for common stock.

15.	Have other companies adopted similar plans and charter amendments to protect NOLs?

Yes, many other companies have adopted similar plans, and some companies have adopted similar charter amendments to implement transfer restrictions, in order to protect their NOLs.

16.	Where can I find the full text of the Charter Amendment, the Bylaw Amendment and the Preservation Plan?

The full text of the Charter Amendment is found in Section 4.4 of our Amended and Restated Certificate of Incorporation included as Appendix B-1, the full text of the Bylaw Amendment is found in Section 6.06 of our Amended and Restated By-Laws included as Appendix B-2, and the full text of the Preservation Plan is included as Appendix C to this proxy statement. Additionally, our Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws and the Preservation Plan are all incorporated by reference as exhibits to our Annual Report on Form 10-K.

Additional Questions and Answers about the Transfer Restrictions

17.	What transfers do the Charter Amendment and the Bylaw Amendment prohibit?

The Charter Amendment and the Bylaw Amendment each prohibit a person from becoming a “Section 382 five-percent shareholder” by restricting transfers, directly or indirectly, that would cause a person to

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Background Information for Tax Benefit Preservation Proposals

own, directly or by attribution, 5% or more of the outstanding shares of our common stock and they would also generally restrict existing “Section 382 five-percent shareholders,” if any, from increasing their ownership interest under Section 382.

18.	How do the Charter Amendment and the Bylaw Amendment block prohibited transfers?

Subject to the enforceability of the Charter Amendment as discussed in Question and Answer 19 below, transfers that violate the Transfer Restrictions are prohibited and will not be registered on our records. In the case of a purchase of shares on a national securities exchange that would create a “Section 382 five-percent shareholder” or increase the ownership of an existing “Section 382 five-percent shareholder,” the excess shares will be required to be transferred to an agent of the Company, and the agent will be required to sell the shares in an arms-length transaction and to apply the proceeds generally as follows: first, to cover the agent’s own costs; second, to reimburse the transferee to the extent of the price paid by the transferee for the shares; and third, if there are any remaining proceeds, to the original transferor (or if the original transferor cannot be readily identified, the proceeds will be donated to a charity determined by our board of directors). The seller of any shares on a national securities exchange will not be affected by the Transfer Restrictions where the seller cannot determine whether the acquirer is currently or will become a “Section 382 five-percent shareholder.” See Question and Answer 21 below regarding sales on a national securities exchange.

19.	What happens if I did not vote “For” the Charter Amendment at the 2010 annual meeting, and I did not vote “For” its re-approval at the 2013 annual meeting? Am I still subject to the transfer restrictions if the Charter Amendment is re-approved at the Annual Meeting?

Shares issued after the 2010 annual meeting are subject to the transfer restrictions in the Charter Amendment. In general, Delaware law provides that the Transfer Restrictions included in the Charter Amendment are enforceable with respect to shares of common stock issued before the effectiveness of the Charter Amendment only if approved by the holder of those shares. If you owned shares at the time of the 2010 annual meeting and did not vote those shares in favor of the Charter Amendment at that time, to the extent you still hold those shares, they are not subject to the Transfer Restrictions in the Charter Amendment. Likewise, if you owned shares at the time of the 2013 annual meeting that were not subject to the Transfer Restrictions in the Charter Amendment and did not vote those shares in favor of re-approval of the Charter Amendment at that time, to the extent you still hold those shares, they are not subject to the Transfer Restrictions in the Charter Amendment. If, however, you vote “FOR” re-approval of the Charter Amendment at the 2016 Annual Meeting, even if your shares were not previously subject to the Transfer Restrictions included in the Charter Amendment, they will become subject to those restrictions. Further, if you, subsequent to the 2010 annual meeting, acquired or acquire additional shares that were either voted in favor of the Charter Amendment or its re-approval or issued after the effectiveness of the Charter Amendment, those shares will be subject to the Transfer Restrictions in the Charter Amendment. We intend to presume, with regard to each share of common stock issued before the effectiveness of the Charter Amendment that such share was voted in favor of the Charter Amendment (and in favor of the re-approval of the Charter Amendment at our 2013 and 2016 annual meetings) unless a stockholder can demonstrate otherwise to our reasonable satisfaction. For open-market transactions that have occurred or do occur after our 2010 annual meeting, it will likely be impossible for an acquiring stockholder to demonstrate that the shares subject to the transaction were voted against the Charter Amendment. See Question and Answer 21 below regarding sales on a national securities exchange.

See Question and Answer 11 above for the reasons to vote “For” re-approval of the Charter Amendment. In addition, if the Preservation Plan is re-approved, it will be enforceable against all holders of our common stock, whether or not they voted in favor of the Charter Amendment at the 2010 annual meeting or for re-approval of the Charter Amendment or the Preservation Plan at the 2013 or 2016 annual meetings.

20.	If I do not vote “For” re-approval of the Charter Amendment and it is re-approved at the annual meeting, can I purchase or sell additional shares of common stock?

Generally, if the Charter Amendment is re-approved, the Transfer Restrictions will not prevent you from purchasing additional shares of common stock unless by doing so you would become a “Section 382 five-percent shareholder” (or, if you are already a “Section 382 five-percent shareholder,” would increase your

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ownership), unless you can establish that those additional shares: (x) were not voted “For” the Charter Amendment at the 2010 annual meeting; or (y) “For” its re-approval at the 2013 annual meeting and were issued before the Bylaw Amendment was adopted. In addition, if re-approved at our 2016 Annual Meeting, you will continue to be subject to the Preservation Plan and its potential dilutive impact on your ownership if you become a “Section 382 five-percent shareholder.”

You can freely sell your shares of common stock unless the sale would create a “Section 382 five-percent shareholder” or increase the ownership of an existing “Section 382 five-percent shareholder.” See Question and Answer 21 below regarding sales on a national securities exchange.

21.	Will the Transfer Restrictions affect my ability to sell on a national securities exchange (such as the NYSE) if I cannot determine whether the acquirer is currently or will become a “Section 382 five-percent shareholder”?

No, the Transfer Restrictions will not preclude any sale of shares on a national securities exchange. See Question and Answer 18 above for treatment of such sales that are prohibited transfers under the Charter Amendment and the Bylaw Amendment.

Additional Questions and Answers about the Preservation Plan

22.	Will I experience any of the dilutive effects under the Preservation Plan if I own less than 4.9% of the common stock under Section 382?

No, unless you or your affiliate enters into a transaction or other agreement by which you or your affiliate would own 4.9% or more of our common stock under Section 382, you will share the benefits of the Rights on a pro rata basis.

23.	Under the Preservation Plan, what is the dividend of Rights?

In connection with the Preservation Plan our board of directors declared a dividend distribution of one preferred share purchase right (each a “Right” and together the “Rights”) for each outstanding share of our common stock, which was paid to holders of record on October 19, 2009. In addition, Rights are issued with any shares of our common stock issued after October 19, 2009. The Rights are not initially exercisable. If they were exercisable, each Right would entitle the registered holder to purchase one one-thousandth of a share of our Series A Junior Participating Preferred stock, par value $0.001 per share, at a price of $70.00 per one-thousandth of a share of preferred stock, subject to adjustment.

24.	How are my Rights evidenced before the Preservation Plan is triggered?

Unless and until the Preservation Plan is triggered and the Rights become exercisable, the Rights are essentially “stapled” to the common stock and are deemed to be represented solely by the common stock certificates or the book entry records for the common stock. The Rights may only be transferred with the corresponding shares of common stock. Also, Rights are issued with any shares of our common stock issued after October 19, 2009.

25.	When would the Preservation Plan be triggered and the Rights first become exercisable?

The Rights currently are not exercisable. The Rights will “detach” from the common stock and become exercisable only if the Preservation Plan is triggered. This generally occurs upon the earlier of: (1) 10 business days following the public announcement that any person has acquired ownership of 4.9% or more of our common stock as measured under Section 382; or (2) 10 business days after the date of commencement of a tender offer or exchange that would result, upon consummation, in that person, entity or group owning 4.9% or more of our common stock as measured under Section 382. For stockholders who currently hold 4.9% or more of our common stock under Section 382, in the absence of the Transfer Restrictions, any further increase in ownership under Section 382 would trigger the Preservation Plan and cause the Rights to detach and become exercisable. Our board of directors can exempt transactions and persons from the impact of the Preservation Plan if it determines that the acquisition would not jeopardize our NOLs or is otherwise in Radian’s best interests. See Question and Answer 13 above.

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26.	What happens if the Preservation Plan is triggered and the Rights detach and become exercisable?

After a triggering event under the Preservation Plan, each holder of a Right (other than the stockholder that triggered the Preservation Plan its related persons and transferees), will be entitled to purchase shares of our common stock, or if we do not have sufficient shares of common stock authorized for issuance, common stock equivalents, with a value of twice the exercise price of the Rights. The initial exercise price is set at $70.00 and is subject to anti-dilution adjustments under the terms of the Preservation Plan. This creates a dilutive effect for the stockholder that triggered the Preservation Plan, because our other stockholders have the opportunity to buy our common stock, or its equivalent, at a discount. See also Questions and Answers 28 and 29 below for other options available to our board of directors in the event the Preservation Plan is triggered.

27.	How are my Rights evidenced if the Preservation Plan is triggered?

If the Preservation Plan is triggered, the Rights will detach from each share of our common stock and certificates representing the rights (“Right Certificates”) will be distributed to the holders (except for an acquiring stockholder that triggers the Preservation Plan, related persons, and transferees, who will not be able to exercise the Rights). After that time, the Rights will be solely evidenced by the Right Certificates and will trade separately from the common stock.

28.	How can the Rights be exercised after a triggering event?

If the Preservation Plan is triggered, the Rights Agent will mail Right Certificates representing the Rights to holders of record (except for the stockholder that triggered the Preservation Plan, its related persons and transferees), who may then return a completed Form of Election to Purchase along with the exercise price.

Additionally, if the Preservation Plan is triggered, our board of directors has the discretion to permit a “cashless exercise” of the Rights. A “cashless exercise” means that our board may permit the Rights to be exercised by the holders of Rights without payment of the exercise price simply by surrendering the Right Certificates and associated Rights for half the number shares of common stock (or common stock equivalents) that would otherwise be received upon exercise and payment.

29.	May our board of directors exchange the Rights following a triggering event?

Yes, after a triggering event and before the stockholder that triggered the Preservation Plan acquires 50% or more of the shares of our common stock, our board may choose to “exchange” the Rights into shares of common stock (or common stock equivalents) at a one-to-one ratio. The holders of Rights would not be required to pay an exercise price. An exchange effected by our board would likely give each holder of a Right fewer shares than the holder would receive under the two methods of exercise described in Question and Answer 28 and, therefore, would have a less dilutive effect on the stockholder who triggered the Preservation Plan.

30.	What stockholder rights do the Rights holders have?

Rights holders are not entitled to any additional rights as a stockholder, including voting or dividend rights, until a Right is exercised or exchanged as described in Questions and Answers 28 and 29.

31.	Where will the Rights be traded?

Before the Preservation Plan is triggered, the Rights are essentially “stapled” to Radian’s common stock and are deemed to be represented by the common stock certificates or the book entry records for Radian common stock. The Rights are listed and traded on the NYSE with Radian’s common stock. There is no separate trading market for the Rights.

32.	May our board of directors redeem the Rights and at what price?

In general, our board of directors may redeem the Rights at any time until the Rights become exercisable. The redemption price is $0.001 per Right, subject to rounding to the nearest $0.01.

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33.	May additional Rights be issued after the date the Preservation Plan was adopted?

As described in Question and Answer 24, before the Preservation Plan is triggered, Rights are issued with any shares of our common stock issued after October 19, 2009.

If the Preservation Plan were triggered and Right Certificates were distributed, Rights would be issued in connection with future issuances of the common stock only in limited circumstances, such as (i) upon the exercise of stock options or under any employee plan or arrangement; (ii) upon the exercise, conversion or exchange of securities, including our outstanding convertible debt; or (iii) in connection with our contractual obligations, where such options, employee plans, securities, or obligations existed before the Preservation Plan was triggered.

34.	May our board of directors amend the provisions of the Preservation Plan?

As long as the Rights are redeemable, our board has the flexibility to amend the terms of the Preservation Plan other than to decrease the redemption price. Once the Rights become exercisable and Right Certificates are distributed, our board is free to amend the terms of the Preservation Plan so long as such amendment does not adversely affect the interests of holders of outstanding Rights.

Certain Considerations

The Charter Amendment is contained in Section 4.4 of Article FOURTH to our Amended and Restated Certificate of Incorporation which is attached as Appendix B-1 to this proxy statement, the Bylaw Amendment is contained in Section 6.06 of our Amended and Restated By-Laws which are attached as Appendix B-2 to this proxy statement and the full text of the Preservation Plan is attached as Appendix C to this proxy statement and each document is incorporated by reference as an exhibit to our Annual Report on Form 10-K. We urge you to read the Charter Amendment, the Bylaw Amendment and the Preservation Plan in their entirety, as the discussion in this proxy statement is only a summary. The Transfer Restrictions will terminate following the 2016 Annual Meeting unless the Charter Amendment is re-approved by the requisite vote of stockholders. The Preservation Plan also will terminate following the 2016 Annual Meeting unless it is re-approved by the requisite vote of stockholders at our 2016 Annual Meeting.

Enforceability

We intend to continue to presume, with regard to each share of common stock issued before the effectiveness of the Charter Amendment, that such share was voted in favor of the Charter Amendment (and in favor of re-approval of the Charter Amendment at our 2013 and 2016 annual meetings) unless it is shown otherwise to our reasonable satisfaction. In certain circumstances, we also intend to assert that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the Charter Amendment, unless it is established, to our reasonable satisfaction, that the shares proposed to be transferred were not voted in favor of the Charter Amendment (or in favor of re-approval of the Charter Amendment at our 2013 or 2016 annual meetings). However, it is possible that one or more stockholders could challenge the enforceability of the transfer restrictions contained in the Charter Amendment, and a court could find that the Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or particular fact situation. This potential for litigation regarding the enforceability of the transfer restrictions may discourage investors from acquiring shares of our common stock. However, as we intend to retain our Preservation Plan (subject to stockholder re-approval), we think it is unlikely that an investor would benefit from a challenge to our Charter Amendment, because avoiding the related Transfer Restrictions would still leave that investor at risk of the dilutive effect of triggering the Preservation Plan.

Potential IRS Challenge

The amount of our NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could result in an increase in the amount of future federal income taxes that we may be required to pay. As mentioned above, calculating whether an “ownership change” has

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occurred is subject to uncertainty, both because of the complexity and ambiguity of Section 382 and because of limitations on a publicly traded company’s knowledge as to the ownership of, and transactions in, its securities. Therefore, we cannot assure you that the IRS will not claim that we experienced an “ownership change” and attempt to reduce or eliminate the benefit of our NOLs even if the Charter Amendment, the Bylaw Amendment or the Preservation Plan is in place.

Potential Effects on Liquidity

The Transfer Restrictions and the Preservation Plan are all designed to deter a stockholder from acquiring, directly or indirectly, additional shares of common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of common stock may be limited as a result of the reduction in the class of potential acquirers for such common stock and a stockholder’s ownership of common stock may become subject to the Transfer Restrictions or the Preservation Plan upon actions taken by persons related to, or affiliated with, them. The Transfer Restrictions may result in the delay or refusal of certain requested transfers of our common stock. As a result of these rules, the Transfer Restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the proscribed levels.

Potential Impact on Value

It is possible that the Preservation Plan and the Transfer Restrictions could deter certain buyers, including persons who wish to acquire more than 4.9% of our common stock (as calculated pursuant to Section 382), and that this could result in diminished demand for and, therefore, potentially decrease the value of our common stock. We believe the value protected as a result of the preservation of the NOLs would outweigh any such potential decrease in the value of our common stock due to the Preservation Plan and the Transfer Restrictions.

Potential Anti-Takeover Impact

The Transfer Restrictions and the Preservation Plan are designed to preserve the long-term value of our accumulated NOLs and are not intended to prevent a takeover of Radian. However, they could be deemed to have an “anti-takeover” effect because, among other things, they each restrict the ability of a person, entity or group to accumulate our common stock above the applicable thresholds, without the approval of our board of directors.

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PROPOSAL 4 – RE-APPROVAL OF THE AMENDMENT TO THE RADIAN GROUP INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

We are asking our stockholders to re-approve the Amendment to our Amended and Restated Certificate of Incorporation that imposes certain restrictions on transfers of our common stock that could otherwise adversely affect our ability to use the NOLs. In 2010, with the approval of our stockholders, we adopted the Charter Amendment as part of our tax benefit preservation strategy, and our stockholders re-approved the Charter Amendment at our 2013 annual meeting. On February 10, 2016, our board of directors recommended that we seek our stockholders’ re-approval of the Charter Amendment at our 2016 Annual Meeting. For more information regarding the Charter Amendment and our tax benefit preservation strategy, see “Background Information for Tax Benefit Preservation Proposals” above.

If our stockholders do not re-approve the Charter Amendment, neither the Charter Amendment nor the Bylaw Amendment will remain effective and the Transfer Restrictions will terminate on the close of business on the second business day following adjournment of our 2016 Annual Meeting of stockholders.

Description of Charter Amendment

The following is a summary of the Charter Amendment. This summary is qualified in its entirety by reference to the full text of the Charter Amendment, which is contained in Section 4.4 of Article FOURTH of our Amended and Restated Certificate of Incorporation and is set forth in the accompanying Appendix B-1. Stockholders are urged to read the Charter Amendment in its entirety, as set forth in the accompanying Appendix B-1.

Prohibited Transfers

The Transfer Restrictions contained in the Charter Amendment generally restrict any direct or indirect transfer of our common stock if the effect would be to:

•	increase the direct or indirect ownership of our common stock for purposes of Section 382 by any person from less than 5% to 5% or more of our common stock; or

•

increase the percentage of our common stock owned directly or indirectly by any existing “Section 382 five-percent shareholder” as of May 12, 2010 (the effective time of the Charter Amendment), subject to limited exceptions.

Transfers restricted by the Charter Amendment include sales to persons whose resulting percentage ownership (direct or indirect) of common stock would equal or exceed the 5% threshold discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person to equal or exceed such threshold. Complicated rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the Code (and related regulations) apply in determining whether a person or group of persons constitute a “Section 382 five-percent shareholder” and whether there exist “public groups,” each of which is treated as a “Section 382 five-percent shareholder.” For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock. The Transfer Restrictions also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers

Under the Charter Amendment, any direct or indirect transfer in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or

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and Restated Certificate of Incorporation

in the case of options, receiving common stock in respect of their exercise. In this proxy statement, common stock purportedly acquired in violation of the Transfer Restrictions is referred to as “excess stock.” See “Background Information for Tax Benefit Preservation Proposals—Additional Questions and Answers about the Transfer Restrictions”—Question and Answer 18 above.

In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arms’ length transaction (or series of transactions) that would not constitute a violation under the Transfer Restrictions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent will be distributed first to reimburse the agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to the original transferor (or, if the original transferor cannot be readily identified, to a charity designated by our board of directors). If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Transfer Restrictions will be liable for any and all damages suffered by us as a result of such violation, including any professional fees incurred in connection with addressing such violation.

With respect to any indirect or other transfer of common stock that does not involve a transfer of “securities” of the Company within the meaning of the Delaware General Corporation Law but which would cause any “Section 382 five-percent shareholder” to violate the Transfer Restrictions, the following procedure applies instead of those described above. In such case, no such “Section 382 five-percent shareholder” will be required to dispose of any interest that is not a security of the Company. Instead, such “Section 382 five-percent shareholder” and/or any person whose ownership of securities of the Company is attributed to such “Section 382 five-percent shareholder” will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such “Section 382 five-percent shareholder” not to be in violation of the transfer restrictions, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such “Section 382 five-percent shareholder” or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Modification and Waiver of Transfer Restrictions

Our board of directors has the discretion to approve a transfer of our common stock that would otherwise violate the Transfer Restrictions if our board determines that such transfer will not be likely to limit the availability of the NOLs or is in the Company’s best interests. To date, our board has not granted any waivers. In deciding whether to grant a waiver, our board may seek the advice of counsel and tax advisors with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Charter Amendment or the status of our federal NOLs, including an opinion of counsel selected by our board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in any limitation on the use of our NOLs under Section 382. In considering a waiver, we expect our board of directors to consider, among others, the following factors:

•	the impact of the proposed transfer on our Section 382 change in ownership percentage;

•	the then existing level of our Section 382 change in ownership percentage;

•	the timing of the expected “roll-off” of our existing ownership change;

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and Restated Certificate of Incorporation

•	the economic impact of any Section 382 limitation that might result, taking into account factors such as our current and expected market capitalization and cash position;

•	the impact on possible future issuances or purchases of our common stock by us; and

•	any changes or expected changes in applicable tax law.

If our board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RE-APPROVAL OF THE CHARTER AMENDMENT. SIGNED PROXIES WILL BE VOTED “FOR” RE-APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

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PROPOSAL 5 – RE-APPROVAL OF THE RADIAN GROUP INC. TAX BENEFIT PRESERVATION PLAN, AS AMENDED

We are asking our stockholders to re-approve our Tax Benefit Preservation Plan, which was adopted by our board of directors as part of our tax benefit preservation strategy effective on October 9, 2009, and which we subsequently amended on February 12, 2010 and May 3, 2010. The Preservation Plan was approved by our stockholders at our 2010 annual meeting, and our stockholders re-approved it at our 2013 annual meeting. The Preservation Plan is intended to deter certain acquisitions of our common stock, which could otherwise adversely affect our ability to use the NOLs. For more information regarding the Preservation Plan and our tax benefit preservation strategy, see “Background Information for Tax Benefit Preservation Proposals” above.

If our stockholders do not re-approve the Preservation Plan, the Preservation Plan will terminate and the Rights will expire on the close of business on the second business day following adjournment of our 2016 Annual Meeting of stockholders.

Description of the Preservation Plan and Rights

The following is a summary of our Preservation Plan. This summary is qualified in its entirety by reference to the full text of the Preservation Plan, which is set forth in the accompanying Appendix C. Stockholders are urged to read the Preservation Plan in its entirety, as set forth in the accompanying Appendix C.

Dividend of Rights

Pursuant to the Preservation Plan, our board of directors declared a dividend of one Right for each outstanding share of our common stock, par value $0.001 per share. The dividend was paid on October 19, 2009 (the “Rights Record Date”) to the stockholders of record as of the close of business on that date. Rights have been issued with all shares of our common stock issued after the Rights Record Date and will continue to be issued with any shares of our common stock. The Rights are not currently exercisable. If they were exercisable, each Right would entitle the registered holder to purchase one one-thousandth of a share of our Series A Junior Participating Preferred stock, par value $0.001 per share, at a price of $70.00 per one one-thousandth of a share of preferred stock (the “Purchase Price”), subject to adjustment. If the Rights become exercisable in connection with a Distribution Date (as defined below), each Right would entitle the registered holder to acquire shares of common stock or, in certain circumstances, common stock equivalents, rather than Series A Junior Participating Preferred stock. See “Background Information for Tax Benefit Preservation Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 26 above.

Unless and until the Preservation Plan is triggered and the Rights become exercisable, the Rights are essentially “stapled” to the common stock and are deemed to be represented solely by the common stock certificates or the book entry records for the common stock. Currently, the Rights may only be transferred with the corresponding shares of common stock.

Distribution Date

The Preservation Plan is triggered upon the earlier to occur of (i) the close of business on the tenth business day following the first date of public announcement that a person, entity or group (each, a “person”) has become an “Acquiring Person” (as described below) or the first date that our board has concluded that a person has become an Acquiring Person, or (ii) the close of business on the tenth business day (or, except in certain circumstances, such later date as may be specified by our board) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). See “Background Information for Tax Benefit Preservation Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 25 above.

Acquiring Person

An Acquiring Person under the Preservation Plan is generally a person who acquires ownership of 4.9% or more of our common stock under Section 382. Any person that owned 4.9% or more of the outstanding

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Proposal 5 –  Re-Approval of the Radian Group Inc. Tax Benefit Preservation Plan, as Amended

shares of our common stock on October 9, 2009 will not be deemed an Acquiring Person unless and until such person acquires ownership of additional shares of common stock. Under the Preservation Plan, our board of directors may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Preservation Plan if our board determines that such person’s ownership of common stock will not jeopardize or endanger the availability of our NOLs or is otherwise in the Company’s best interests. See “Background Information for Tax Benefit Preservation Plan Proposals—General Questions and Answers about our Tax Benefit Preservation Strategy”—Question and Answer 13 above. For purposes of the Preservation Plan, ownership is determined pursuant to applicable rules and regulations of the Code for Section 382 purposes, and not by the definition of “beneficial ownership” under federal securities laws. See “Background Information for Tax Benefit Preservation Plan Proposals—Questions and Answers about Section 382 and our NOLs Generally”—Question and Answer 6 above.

Terms of Rights

The Rights are not exercisable until the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and the Rights will thereafter be evidenced solely by such separate Right Certificates. The Rights will expire upon the earliest of: (i) the close of business on October 9, 2019 unless that date is advanced or extended; (ii) the time at which the Rights are redeemed or exchanged under the Preservation Plan; (iii) the repeal of Section 382 or any successor statute if our board determines that the Preservation Plan is no longer necessary for the preservation of our NOLs; (iv) the beginning of a taxable year to which our board determines that no NOLs may be carried forward; (v) such date as our board determines that a limitation on the use of the NOLs under Section 382 would no longer be material to the Company, which the board has agreed to review annually; or (vi) the close of business on the second business day after the final adjournment of the third consecutive annual meeting of the Company’s stockholders after the Preservation Plan was most recently re-approved by the stockholders of the Company unless the Preservation Plan is re-approved by the stockholders at that meeting (which includes the final adjournment of our 2016 Annual Meeting of stockholders if stockholder re-approval of the Preservation Plan has not been received before such time). In any event, the Preservation Plan is limited to a ten-year term and will expire on the close of business on October 9, 2019 (unless that date is advanced or extended).

The Purchase Price payable and the number of shares of preferred stock or other securities or property issuable upon exercise of the Rights are subject to adjustment: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock; (ii) upon the grant to holders of the preferred stock of certain rights or warrants to subscribe for or purchase preferred stock at a price, or securities convertible into preferred stock with a conversion price, less than the then-current market price of the preferred stock; or (iii) upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in preferred stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the common stock payable in shares of common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, before the Distribution Date.

Terms of Preferred Stock

The following is a description of the Series A Junior Participating Preferred Stock underlying the Rights, which are not currently exercisable. See “Background Information for Tax Benefit Preservation Plan Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 26 above.

Shares of the Series A Junior Participating Preferred Stock will not be redeemable. Each share of preferred stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to 1,000 times the dividend declared per share of common stock. In the event of Radian’s liquidation, dissolution or winding up, the holders of the preferred stock will be entitled to a minimum preferential payment of the greater of: (a) $1.00 per share (plus any accrued but unpaid dividends) or (b) an amount equal to 1,000 times the payment made per share of common stock. Each share of preferred stock will have 1,000 votes, voting together with the common stock. Finally, in the

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Proposal 5 –  Re-Approval of the Radian Group Inc. Tax Benefit Preservation Plan, as Amended

event of any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, each share of preferred stock will be entitled to receive 1,000 times the amount received per share of common stock. These rights are protected by customary antidilution provisions.

Because of the nature of the preferred stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of preferred stock purchasable upon exercise of each Right should approximate the value of one share of common stock.

Exercise and Exchange of Rights

The Rights are not currently exercisable. The Rights become exercisable upon the Distribution Date, in which event, they will be exercisable for shares of common stock or, in certain circumstances, common stock equivalents, instead of preferred stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of the common stock as of the close of business on the Distribution Date (except for an Acquiring Person Preservation Plan) and the Rights will thereafter be evidenced solely by such separate Right Certificates. See “Background Information for Tax Benefit Plan Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 27 above. Other than Rights owned by the Acquiring Person, related persons, and transferees (which will thereupon become null and void), each holder of a Right will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) that number of shares of common stock or, in certain circumstances, common stock equivalents (subject to any delay of exercisability approved by our board) having a market value of two times the Purchase Price. See “Background Information for Tax Benefit Plan Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 26 above.

If any person becomes an Acquiring Person, our board, in its sole discretion, may permit the Rights, other than Rights owned by the Acquiring Person, related persons, and transferees (which will thereupon become void), to be exercisable for 50% of the shares of common stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender of the exercised Rights and Right Certificates. See “Background Information for Tax Benefit Plan Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 28 above.

At any time after any person becomes an Acquiring Person but before the acquisition by such Acquiring Person of ownership of 50% or more of the shares of common stock then outstanding, our board may exchange the Rights other than Rights owned by such Acquiring Person, related persons, and transferees (which will have become null and void), in whole or in part, for shares of common stock or preferred stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of common stock, or a fractional share of preferred stock of equivalent value, per Right (subject to adjustment). See “Background Information for Tax Benefit Plan Proposals—Additional Questions and Answers about the Preservation Plan”—Question and Answer 29 above.

Adjustments; Redemption

No fractional shares of common stock or preferred stock will be issued (other than fractions of preferred stock which are integral multiples of one one-thousandth of a share of preferred stock, which may, at the election of the Company, be evidenced by depositary receipts), and instead an adjustment in cash will be made based on the current market price of the preferred stock or the common stock. At any time before the time an Acquiring Person becomes such, our board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, in cash, shares of common stock or such other form of consideration as our board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

Amendments

For so long as the Rights are then redeemable, we may, except with respect to the Redemption Price, amend the Preservation Plan in any manner. After the Rights are no longer redeemable, we may, except with respect to the Redemption Price, amend the Preservation Plan in any manner that does not adversely

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Proposal 5 –  Re-Approval of the Radian Group Inc. Tax Benefit Preservation Plan, as Amended

affect the interests of holders of the Rights (other than the Acquiring Person, related persons, and transferees). Until a Right is exercised or exchanged, the holder thereof, as such, will have no additional rights as a stockholder, including, without limitation, the right to vote or to receive dividends. In February 2010, we amended the Preservation Plan to (i) allow our board to delegate to a committee its powers to administer and interpret the Preservation Plan and (ii) to provide that the Rights will expire if our board determines that a limitation on the use of the NOLs under Section 382 would no longer be material to the Company, which our board has agreed to review annually. In May 2010, we amended the Preservation Plan to require the Preservation Plan to be re-approved by our stockholders every three years.

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RE-APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN. SIGNED PROXIES WILL BE VOTED “FOR” RE-APPROVAL UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

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PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

General

The Audit Committee of our board of directors is responsible for selecting an independent registered public accounting firm to perform the annual audit of our financial statements. The Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2016 is being submitted to our stockholders for ratification. A representative of PwC is expected to attend our Annual Meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to questions.

If the stockholders fail to ratify the appointment of PwC, the Audit Committee will reconsider whether to retain the firm. You should note that, even if the stockholders ratify the appointment of PwC at the Annual Meeting, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time if it determines that such a change would be in the Company’s best interests and those of our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following is a summary of the fees billed for professional services rendered to Radian by PwC for the fiscal years ended December 31, 2015 and December 31, 2014:

Type of Fees	2015	2014
Audit Fees	$3,381,562	$4,028,950
Audit-Related Fees	—	—
Tax Fees	248,048	269,389
All Other Fees	1,800	—
Total	$3,631,410	$4,298,339

For purpose of the above table, in accordance with the SEC’s definitions and rules:

•

“Audit Fees” are fees for professional services for the audit of the financial statements included in our Annual Report on Form 10-K (which includes an audit of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002), for the review of our financial statements included in our Quarterly Reports on Form 10-Q, for the review of registration statements filed under the Securities Act of 1933, and for services that normally are provided in connection with statutory and regulatory filings.

•

“Audit-Related Fees,” if any, are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not reported under “Audit Fees,” including services related to consultation on financial accounting and reporting matters.

•	“Tax Fees” are fees for tax compliance, tax advice and tax planning.

•

“All Other Fees” are fees for products and services provided by our independent registered public accounting firm other than those services reported above, including licenses for technical accounting research software in 2015.

Pre-Approval Policy

In addition to retaining PwC to audit our consolidated financial statements for 2015, we retained PwC to provide other auditing and advisory services as discussed above. We understand the need for PwC to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of PwC, our Audit Committee is required to pre-approve all non-audit work performed by PwC in accordance with applicable SEC rules and our pre-approval policy. All services provided by PwC and listed in the table above were approved by the Audit Committee in accordance with our pre-approval policy.

The Audit Committee considered the nature and proposed extent of the non-audit services provided by the independent registered public accounting firm and determined that those services were in compliance with the provision of independent audit services by such firm.

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Proposal 6 –  Ratification of the Appointment of PricewaterhouseCoopers LLP

Recommendation

RADIAN’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS RADIAN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016. SIGNED PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS A STOCKHOLDER GIVES OTHER INSTRUCTIONS ON THE PROXY CARD.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors and its Standing Committees

Our board of directors meets twice quarterly for regularly scheduled meetings and also holds regularly scheduled meetings to conduct strategic planning and to review and approve our business plan. In addition, the board holds special meetings as and when necessary. Our full board held eight regularly scheduled meetings and eight special meetings during 2015. Our non-management directors meet in executive session at the conclusion of each regularly scheduled board meeting and frequently meet in executive session following each special meeting of the board. Each director participated in at least 75% of the meetings of the board and the committees on which he or she served during 2015. Herbert Wender, non-executive Chairman of the Board, presides over all meetings of the board, including meetings of the independent members of the board. Our policy is that all of our director nominees are expected to attend our annual meeting, and all of the current directors attended last year’s annual meeting.

As discussed below under “—Director Independence,” all of our directors, except our Chief Executive Officer, satisfy the requirements for independent directors under the NYSE listing standards and SEC rules.

Standing Committees of the Board of Directors

The board of directors maintains the following standing committees:

Audit Committee.    The current members of the Audit Committee are Mr. Carney (Chair), Ms. Hess, and Messrs. Serio and Spiegel, each of whom meets the additional NYSE independence criteria applicable to audit committee members. All current members of the Audit Committee served on the committee throughout 2015. This committee is primarily responsible for appointing and overseeing the work of our independent registered public accounting firm, reviewing our annual audited and interim financial results, and reviewing our accounting and reporting principles and policies. Our board has determined that each of Mr. Carney, Ms. Hess and Mr. Spiegel qualifies as an “audit committee financial expert” under the SEC’s rules. The Audit Committee met 13 times during 2015. See “Audit Committee Report” below for additional information regarding the work of this committee.

Compensation and Human Resources Committee.    The current members of the Compensation and Human Resources Committee are Messrs. Hopkins (Chair), Culang and Muzio, each of whom served on the committee throughout 2015 and meets the additional NYSE independence criteria applicable to compensation committee members. In addition, Mr. Montgomery previously served on the committee until May 4, 2015. This committee oversees compensation and benefits policies and programs for Radian and its subsidiaries, including compensation of the Company’s executive officers, and reviews the quality and depth of officers throughout Radian as well as our management development and succession practices and programs. The Compensation and Human Resources Committee met eight times during 2015. See “Compensation of Executive Officers and Directors—Compensation Discussion and Analysis” for additional information regarding the work of this committee.

Credit Committee.    The current members of the Credit Committee are Mr. Culang (Chair), Mr. Carney, Mr. Montgomery and Mr. Spiegel, each of whom served on the committee throughout 2015. The Credit Committee oversees our credit and related risk management policies and procedures, including oversight of our procedures for identifying and quantifying emerging matters that could pose significant risk implications for Radian. This committee reviews our credit-based risks, credit policies and overall credit management. Specifically, this committee reviews the quality of our insurance portfolios, and assesses general compliance with underwriting and diversification guidelines. The Credit Committee met four times during 2015.

Finance and Investment Committee.    The current members of the Finance and Investment Committee are Ms. Hess (Chair), and Messrs. Hopkins, Muzio and Spiegel, each of whom served on the committee throughout 2015. This committee reviews the Company’s capital structure and liquidity plans and provides recommendations on capital strategies, including with respect to securities issuances and repurchases, dividends and recapitalizations. This committee also oversees the management of the Company’s investment portfolio and regularly reviews the performance of the investment professionals overseeing the portfolio to ensure adherence to our investment policy guidelines. The Finance and Investment Committee met six times during 2015.

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Governance Committee.    The current members of the Governance Committee are Mr. Serio (Chair) and Messrs. Carney, Culang and Hopkins, each of whom served on the committee throughout 2015. This committee oversees the process of board governance, which includes: identifying and recommending candidates to become members of our board of directors, including potential candidates that may be recommended by stockholders; recommending committee membership and chairperson appointments; ensuring compliance with our Guidelines of Corporate Governance; conducting regular board and individual director assessments; and examining our corporate governance processes. The Governance Committee met seven times during 2015.

For a discussion of our board nomination process, see “Consideration of Director Nominees” below.

For a discussion of our board and its committees’ roles in risk oversight of the Company, see “Board and Board Committee Roles in Risk Oversight” below.

Board Leadership Structure

Our Chairman of the Board and Chief Executive Officer are separate positions. We believe that separating these positions enhances the independent oversight of the Company and the monitoring and objective evaluation of the Chief Executive Officer’s performance. In addition, the separation of the positions ensures that the board is fully engaged in providing an objective perspective with respect to the Company’s strategy and can effectively evaluate its implementation.

Mr. Wender is the non-executive Chairman of our board of directors. He is independent of management and, as provided in our Guidelines of Corporate Governance, is responsible for the management, development and effective performance of the board and for serving in an advisory capacity to the Chief Executive Officer and to other members of management in all matters concerning the interests of the board. The non-executive Chairman of the Board sets the agenda for board meetings and presides over meetings of the board. Mr. Ibrahim, in his role as the Chief Executive Officer, is responsible for the strategic direction of the Company and the day to day leadership and performance of the Company. As described in our Guidelines of Corporate Governance, the responsibilities of the Chief Executive Officer include determining corporate strategies and policies, ensuring complete and accurate disclosures of financial, operational and management matters to the board, and communicating with the board so they are informed with respect to Company, industry, and corporate governance matters.

Board and Board Committee Roles in Risk Oversight

Our board of directors is actively involved in the oversight of risks that could affect the Company. The full board is responsible for the general oversight of risks. In this regard, the board seeks to understand and oversee the most critical risks relating to our business, allocates responsibilities for the oversight of risks among the full board and its committees, and reviews the systems and processes that management has in place to manage the current risks facing the Company, as well as those that could arise in the future. On a quarterly basis, the board meets with management to receive reports derived from the Company’s enterprise risk management (“ERM”) function, which resides within the office of our Chief Risk Officer and is designed to identify the risks we are facing, and to assess, manage and mitigate those risks. As part of this quarterly process, the board discusses the significant risks and exposures facing the Company and assesses the steps management is taking to minimize such risks.

The full board oversees the Company’s strategic risks, regulatory risks, risks related to our information technology activities and cybersecurity risks. As noted above, the board conducts certain aspects of its risk oversight function through its committees. Each committee has full access to management, and has the ability to engage advisors as appropriate. Specifically, each committee is charged with the following risk oversight responsibilities:

•

The Audit Committee regularly meets with and makes inquiries of management, the Company’s Chief Audit Executive, and the Company’s independent auditors regarding significant risks or exposures facing the Company and the steps taken by management to minimize these risks. In particular, the Audit Committee reviews and discusses our financial risk exposures, including the risk of fraud, as well as legal and compliance risks.

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•

The Credit Committee provides oversight of our credit and related risk management policies and procedures, including the potential effect of developing risk trends in our insured portfolio. The Credit Committee regularly considers significant credit-based risks and exposures faced by the Company and assesses the steps management has taken to manage those risks, as well as our surveillance activities for identifying problem credits and emerging matters with significant risk implications.

•

The Compensation and Human Resources Committee monitors our executive compensation programs to ensure that they are appropriately aligned with our compensation philosophy, are achieving their intended purposes, and are not encouraging inappropriate risk-taking. See “Compensation of Executive Officers and Directors—Compensation Discussion and Analysis—II. Compensation Principles and Objectives.” In addition, the Compensation and Human Resources Committee annually reviews with management a risk assessment of all of the Company’s compensation policies and procedures. Based on its most recent review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company or to encourage inappropriate risk-taking.

•

The Finance and Investment Committee regularly reviews compliance with our investment guidelines and monitors risk in our investment portfolio. The Finance and Investment Committee also oversees risks related to our capital management.

•

The Governance Committee monitors risks associated with corporate governance practices and oversees our related person transaction policy to ensure that we do not engage in transactions that would create or otherwise give the impression of a conflict of interest that could result in harm to us. See “Certain Relationships and Related Person Transactions.”

Each Committee Chair provides regular reports to the full board regarding the Committee’s risk oversight responsibilities as discussed above. The board conducts its risk oversight responsibility in the areas discussed above through these reports, as well as through regular discussions and reports from management regarding any significant and other known risks, including the quarterly reports regarding the Company’s ERM process.

Director Independence

Our Guidelines of Corporate Governance provide that a substantial majority of our board of directors must consist of independent directors, as independence is determined under the NYSE’s listing standards and applicable SEC rules. In evaluating the independence of each of our directors, our board, primarily through the Governance Committee, considers all relevant facts and circumstances from the standpoint of the director, as well as from the perspectives of persons or organizations with which the director has an affiliation, including the Company. Our board of directors has determined that all of the members of the board, except Sanford A. Ibrahim, are “independent” under current NYSE listing standards and SEC rules. In determining that each of our non-employee directors was independent, the board considered whether there were any facts and circumstances that might impair the independence of each director. The board concluded that no material direct or indirect relationship exists between the Company and any of its non-employee directors, other than those compensatory matters that are a direct consequence of serving on our board of directors and which are detailed below in “Compensation of Executive Officers and Directors—Director Compensation.”

In recommending to the board that each of our non-employee directors was independent, with respect to Mr. Montgomery, the Governance Committee of the board considered the following:

•

Mr. Montgomery is the Vice Chairman of Collingwood and owns 25% of Collingwood’s Class A interests. Since January 2011, Collingwood had been engaged by Clayton Holdings LLC (“Clayton”) to provide consulting services. This pre-existing consulting relationship became a related party transaction for the Company upon the Company’s acquisition of Clayton in 2014. The Governance Committee reviewed and approved this relationship in accordance with our Related Person Transaction Policy and established certain proactive measures to manage the on-going engagement for purposes of reducing the risk that it could impair Mr. Montgomery’s independence in the future, including: (i) prohibiting Mr. Montgomery from participating in the engagement; (ii) limiting the total

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fees for the engagement to a maximum of $250,000 annually; and (iii) requiring the President of Clayton and the Governance Committee to review the relationship annually. In addition, following the Clayton acquisition, the consulting relationship was transferred from Collingwood to its affiliate, Aitheras LLC (“Aitheras”), and as a result Mr. Montgomery’s interest in the consulting relationship became further removed.

•

In February 2016, the Governance Committee terminated its $250,000 annual authority for the consulting relationship, and the total amount paid to Collingwood and Aitheras for this engagement in 2015 was $120,000. In March 2016, Clayton provided notice to Aitheras of the termination of this consulting arrangement, effective April 2, 2016. One potential transaction remains outstanding following the termination of this relationship. In June 2015, following the review and approval of the Governance Committee, Clayton and Aitheras jointly bid on the opportunity to perform work for the FDIC. To date, Clayton has not been informed that this proposal has been accepted, and we can provide no assurance if and when this may occur or whether any revenues may be generated in the future. For additional information regarding our Related Person Transaction Policy, see “Certain Relationships and Related Person Transactions” below.

The Governance Committee considered whether the relationships referenced above impacted Mr. Montgomery’s ability to satisfy the director independence requirements and concluded that Mr. Montgomery continued to meet the applicable requirements. Based on the recommendation of the Governance Committee, the board also considered these relationships and concluded that the relationships and Mr. Montgomery’s interests in them were not material and determined that they did not impair Mr. Montgomery’s independence.

Compensation and Human Resources Committee Interlocks and Insider Participation

Messrs. Hopkins (Chair), Culang and Muzio served on the Compensation and Human Resources Committee during 2015. In addition, Mr. Montgomery previously served on the committee until May 4, 2015. No member of the Compensation and Human Resources Committee during 2015: (i) has ever been an officer or employee of Radian or any of its subsidiaries, or (ii) had any relationship with Radian or its subsidiaries during 2015 that would require disclosure under Item 404 of the SEC’s Regulation S-K.

During 2015, none of our executive officers served as a director or member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any other entity, one of whose executive officers is or has been a director of Radian or a member of our Compensation and Human Resources Committee.

Certain Relationships and Related Person Transactions

Our board of directors has adopted a written policy regarding related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, other than certain excluded transactions (e.g., compensation arrangements with executive officers or directors that have been approved by the Compensation and Human Resources Committee), in which: (1) Radian or any of its subsidiaries was or is to be a participant; and (2) any related person had or will have a direct or indirect material interest. For purposes of this policy, a related person is any of our directors or nominees for director, any of our executive officers, any stockholder known to us to own in excess of 5% of Radian, and any immediate family member of one of our directors, nominees for director or executive officers. Under the policy, our Governance Committee is responsible for reviewing and pre-approving or ratifying any related person transaction. The Governance Committee may delegate its pre-approval (but not ratification) authority under the policy to the chair of the committee.

The policy provides that the Governance Committee may approve or ratify a related person transaction (including, if applicable, as modified) only upon affirmatively concluding that the transaction: (1) is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; (2) is consistent with the applicable independence rules of the SEC and NYSE; and (3) does not create or otherwise give the impression of a conflict of interest that could result in harm to the Company. If the Governance Committee determines that an existing related person transaction has failed to meet this standard for ratification, the transaction must be unwound promptly unless the Governance Committee

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further determines that: (i) the transaction was entered into in good faith (i.e., in the absence of fraud and not with the intention of circumventing the pre-approval requirements of our related person transactions policy); and (ii) the risks to the Company of unwinding the transaction outweigh the risks associated with not unwinding the transaction.

Information on Our Website

Among other things, the Corporate Governance section of our website (www.radian.biz) includes the following, each of which is also available in print and free of charge upon request:

Board Committee Charters.    Each of the standing committees of our board of directors operates under a written charter adopted by the full board upon the recommendation of the Governance Committee. Each committee considers the need for amendments or enhancements to its charter at least annually and more frequently as necessary.

Guidelines of Corporate Governance.    Upon the Governance Committee’s recommendation, our board of directors adopted our Guidelines of Corporate Governance. Among other things, these guidelines delineate the qualifications for our directors and the relative responsibilities of our board, its standing committees, our non-executive Chairman, our Chief Executive Officer and our Corporate Responsibility Officer. The Governance Committee and board consider the need for amendments or enhancements to our Guidelines of Corporate Governance at least annually and more frequently as necessary.

Code of Conduct and Ethics.    Our Code of Conduct and Ethics is binding on all of our employees and directors, and includes a “code of ethics” applicable to our senior executive officers. Certain provisions of the code also apply to former employees and directors. We intend to post on our website any amendments to, or waivers of, any provision of the Code of Conduct and Ethics that applies to our Chief Executive Officer, principal financial officer or principal accounting officer or that relates to any element of the SEC’s definition of a “code of ethics.”

Stockholder Communications.    We encourage stockholders to freely communicate with management and our board. In that regard, we have established an email address that enables stockholders to convey their concerns, questions and comments to the members of our board. The address is: directors@radian.biz. In addition, interested persons may write to the non-executive Chairman, Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103-2337 or to Edward J. Hoffman, General Counsel and Corporate Secretary, at the same address. This contact information also is available on our website.

Annual Report and Proxy Statement.    This Proxy Statement and our Annual Report to Stockholders are available at www.radian.biz/StockholderReports.

Any updated or amended versions of the items listed above will be posted to our website promptly after adoption. The information contained on our website is not deemed to be incorporated by reference into this proxy statement.

Consideration of Director Nominees

Director Qualifications.    Our Governance Committee recommends candidates for nomination to our board of directors based on a number of factors, including the following minimum criteria: (i) the highest standards of personal character, conduct and integrity and the intention and ability to act in the best interests of our stockholders; (ii) the ability to understand and exercise sound judgment on issues related to Radian and its businesses; (iii) the ability and commitment to devote the time and effort required to serve effectively on our board, including preparation for and attendance at board and committee meetings; (iv) the ability to draw upon relevant experience and expertise in contributing to board and committee discussions; and (v) freedom from interests or affiliations that could give rise to a biased approach to directorship responsibilities and/or a conflict of interest, actual or perceived.

Although the board does not have a formal diversity policy, the board and the Governance Committee consider diversity as a factor in identifying and evaluating director nominees. The Company considers diversity in a broad sense to mean differences of viewpoint, background, professional experience, and skill resulting in naturally varying perspectives, as well as diversity of race, gender, national origin and age. The

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board values diversity and believes it helps to generate comprehensive discussion of issues from multiple perspectives, which contributes to effective decision making.

Identifying and Evaluating Director Nominees.    In evaluating candidates for the board, the Governance Committee and the board of directors seek to foster a board that collectively possesses the qualifications discussed above and the appropriate mix of skills, experience and diversity to oversee the Company’s businesses. The Governance Committee does not aim to find directors who represent a single category or trait, but seeks nominees that supplement and complement the breadth and depth of board expertise.

When seeking and evaluating candidates for the board, the Governance Committee considers all qualified candidates identified by members of the Governance Committee, by other members of the board, by senior management, by stockholders (so long as such stockholders’ recommendations of candidates are submitted in accordance with the procedures described below), and, if necessary, by national search firms. In all cases, the Governance Committee will facilitate several interviews of a candidate if it believes the candidate to be suitable after an initial evaluation, and will perform a comprehensive background investigation on such candidate. The Governance Committee also may discuss a candidate at multiple meetings and have the candidate meet with members of senior management and the full board.

Stockholder Nominations and Recommendations.    Our By-Laws describe the procedures for stockholders to follow in nominating candidates to our board of directors. For our 2017 annual meeting of stockholders, stockholders may nominate a candidate for election to our board of directors by sending written notice to our Corporate Secretary at our principal office, which must be received on or before February 10, 2017, but no earlier than January 11, 2017 (except that if the date of the 2017 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the 2016 Annual Meeting, notice by the stockholder must be received between the close of business on the 120th day before and the close of business on the 90th day before the date of the 2017 annual meeting or, if the first public announcement of the date of the 2017 annual meeting is less than 100 days before the date of the meeting, then the notice by the stockholder must be received by the 10th day after the public announcement).

The notice to our Corporate Secretary must contain or be accompanied by the information required by Section 4.13 of our By-Laws, which includes, among other things: (i) the name, age, principal occupation, and business and residence address of each person nominated; (ii) the class and number of shares of our capital stock which are directly or indirectly beneficially owned by each person nominated; (iii) the name and record address of the stockholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is made; (iv) the class and number of shares of our capital stock owned directly or indirectly by the stockholder making the nomination or the beneficial owner, if any, on whose behalf the nomination is made; and (v) a description of any direct or indirect compensation or other monetary agreements, arrangements or understandings, or any other material relationships (including any familial relationships) between the stockholder giving notice (or the beneficial owner) and the nominee or any respective affiliates, associates or others with whom they are acting, as well as certain other information. A copy of the full text of the relevant By-Law provisions, which includes the complete list of the information that must be submitted to nominate a director, may be obtained upon written request directed to our Corporate Secretary at our principal office. A copy of our By-Laws is also posted on the Corporate Governance section of our website (www.radian.biz).

In addition to a stockholder’s ability to nominate candidates to serve on our board of directors as described above, stockholders also may recommend candidates to the Governance Committee for its consideration. The Governance Committee is pleased to consider recommendations from stockholders regarding director nominee candidates that are received in writing and accompanied by sufficient information to enable the Governance Committee to assess the candidate’s qualifications, along with confirmation of the candidate’s consent to serve as a director if elected. Such recommendations should be sent to our Corporate Secretary at our principal office. Any recommendation received from a stockholder after January 1 of any year is not assured of being considered for nomination in that year.

Evaluations of Board Performance

The board recognizes that constructive board evaluation is a component of good governance practices and promotes board effectiveness. In accordance with our Guidelines of Corporate Governance, the Governance

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Committee conducts an annual assessment of each director’s board performance and reviews the performance of the board as a whole as well as the performance of each of its committees. The board and each standing committee of the board also perform an annual self-assessment. As part of its annual assessment, the board typically engages an independent governance expert to facilitate the assessment process and provide an unbiased perspective on the effectiveness of the board and its committees as well as director performance and board dynamics. The contributions of individual directors were considered by the Governance Committee as part of its determination of whether to recommend their nomination for re-election to our board of directors.

Audit Committee Report

The functions of the Audit Committee are outlined in its charter posted on the Corporate Governance section of our website (www.radian.biz) and include general responsibilities within the categories of oversight, audit and financial reporting, compliance and risk. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of a registered independent public accounting firm to audit our financial statements each year. The committee is also assigned other responsibilities, including, without limitation, to: (1) monitor the auditor’s independence; (2) monitor the professional services provided by the independent auditor, including pre-approving all audit and permissible non-audit services provided by the independent auditor in accordance with federal law and the rules and regulations of the SEC; (3) review audit results with the independent auditor; (4) review and discuss with management and the independent auditor our financial statements and other financial disclosures in our filings with the SEC; (5) establish procedures for receiving, retaining and treating complaints regarding our accounting and internal accounting controls or other auditing matters; (6) review with management, the independent auditor and our internal audit department our accounting and reporting principles, practices and policies and the adequacy of our internal control over financial reporting; and (7) provide oversight regarding certain significant risks or exposures facing the Company, including in particular, financial risk exposures.

The Audit Committee discusses with the independent auditors and the Company’s Chief Audit Executive the overall scope and plans for their audits and meets with them, with and without management present, to discuss their audits. Further, the Audit Committee meets in separate, private sessions periodically with management, the independent auditors and the Chief Audit Executive to discuss the adequacy and effectiveness of internal accounting and financial controls of the Company. In determining whether to reappoint PwC as the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including the length of time PwC had been engaged, PwC’s independence and objectivity, PwC’s capability and expertise, information with respect to audit quality, including recent PCAOB inspection reports of PwC, and the appropriateness of PwC’s fee.

Before our Annual Report on Form 10-K for the year ended December 31, 2015 was filed with the SEC, the Audit Committee reviewed and discussed with management our audited Consolidated Financial Statements for the year ended December 31, 2015 and the notes thereto and other financial information included in the report, including the section of the report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee also discussed with PwC, our independent registered public accounting firm for 2015, the matters required to be discussed by PCAOB Auditing Standard 16 including, among other things, matters related to the conduct of the audit of our financial statements. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC their independence from us.

Based on its reviews and discussions described in this report, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Members of the Audit Committee

David C. Carney (Chair)

Lisa W. Hess

Gregory V. Serio

Noel J. Spiegel

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EXECUTIVE OFFICERS

The following information is provided with respect to each of our current executive officers. Our executive officers are appointed by our board of directors to serve in their respective capacities until their successors are duly appointed and qualified or until their earlier resignation or removal.

Teresa Bryce Bazemore	Ms. Bazemore, 56, President of Radian Guaranty, was appointed President of our mortgage insurance business in July 2008. She joined Radian in October 2006 as Executive Vice President, General Counsel and Corporate Secretary and also served as Radian’s Chief Risk Officer from January 2007 to July 2008. Before joining Radian, Ms. Bazemore served as General Counsel, Senior Vice President and Secretary of Nexstar Financial Corporation, a provider of mortgage outsourcing solutions to financial institutions. Prior to that, she was General Counsel for Bank of America Mortgage and held other senior legal leadership roles for PNC Mortgage Corporation and Prudential Home Mortgage Company. Ms. Bazemore serves as a member of the Board of Directors of U.S. Mortgage Insurers and as a member of both the Board of Directors and the Residential Board of Governors of the Mortgage Bankers Association. In the past, Ms. Bazemore has served on the Consumer Advisory Council of the Federal Reserve, as the President of Mortgage Insurance Companies of America and on the Fannie Mae National Advisory Council.

J. Franklin Hall	Mr. Hall, 48, Executive Vice President and Chief Financial Officer of Radian, joined Radian in December 2014 and became Radian’s Chief Financial Officer on January 1, 2015. Prior to joining Radian, Mr. Hall served in a number of different roles with First Financial Bancorp, a bank holding company based in Cincinnati, Ohio, including serving as Executive Vice President and Chief Financial Officer from 2005 until 2012, and then as Executive Vice President, Chief Financial Officer and Chief Operating Officer from 2012 until 2013. Mr. Hall began his career at Ernst & Young LLP.

Richard I. Altman	Mr. Altman, 49, was appointed Executive Vice President and Chief Information Officer in January 2016. Before this, he served as Executive Vice President and Chief Operating Officer of Radian Guaranty from June 2012 to December 2015. Mr. Altman joined Radian in July 2003 as Vice President, Operations, Finance and Planning and has held several positions while at Radian, including Chief Risk Officer and Chief Administrative Officer. Before joining Radian, Mr. Altman served as Vice President of Sales and Operations for the International Group at Pearson Education, a global publisher of educational, financial and technical materials. Prior to that, Mr. Altman held other senior operational and strategy roles at American Express and Citibank, and also served as a Change Management Consultant with Accenture, a global management consulting, technology services and outsourcing company.

Derek V. Brummer	Mr. Brummer, 45, Executive Vice President, Chief Risk Officer of Radian, was appointed to this role in June 2013. Mr. Brummer joined Radian in 2002 and served in several positions with Radian Asset Assurance, our former financial guaranty business that was sold to Assured Guaranty Corp. in April 2015 prior to assuming his current role with Radian. Most recently, Mr. Brummer served as Senior Vice President, Chief Risk Officer and General Counsel for Radian Asset Assurance, where he managed all risk and legal matters for the financial guaranty company and its insured portfolio. Prior to joining Radian, Mr. Brummer was a corporate associate at Allen & Overy, and Cravath, Swaine & Moore, both in New York.

Edward J. Hoffman	Mr. Hoffman, 42, Executive Vice President, General Counsel and Corporate Secretary of Radian, was appointed General Counsel and Corporate

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Executive Officers

Secretary in July 2008. Since April 2011, Mr. Hoffman also has provided executive oversight for the Company’s compensation and human resources function. Mr. Hoffman joined Radian in August 2005 as Vice President, Assistant General Counsel and was promoted to Senior Vice President, Assistant General Counsel in February 2008. Prior to joining Radian, Mr. Hoffman practiced in the Corporate and Securities Group of Drinker Biddle & Reath LLP in Philadelphia. Mr. Hoffman also currently serves as our Corporate Responsibility Officer.

Catherine M. Jackson	Ms. Jackson, 54, Senior Vice President, Controller and Chief Accounting Officer of Radian, joined Radian in this role in January 2008. Before joining Radian, Ms. Jackson served eight years with Capmark Financial Group Inc., a financial services company, including as Chief Accounting Officer from June 2004 to August 2007. Prior to Capmark, she served eight years with Salomon Smith Barney as manager of accounting policy. She began her career in the audit practice at KPMG in Philadelphia.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

Security Ownership of Management

The following table shows all shares of our common stock that were beneficially owned, as of March 15, 2016, by: (1) each of our current directors, nominees for director at the annual meeting and our named executive officers, or NEOs, for purposes of the 2015 Summary Compensation Table below; and (2) all of our current directors and executive officers as a group. In general, a person “beneficially owns” shares if he or she has, or shares with others, the right to vote or dispose of them, or if he or she has the right to acquire them within 60 days of March 15, 2016 (such as by exercising options).

Name (1)	Shares Beneficially Owned (2)	Percent of Class
Herbert Wender	513,293	*
David C. Carney	208,141	*
Howard B. Culang	210,158	*
Lisa W. Hess	75,388	*
Stephen T. Hopkins	212,108	*
Sanford A. Ibrahim	1,396,571	*
Brian D. Montgomery	54,592	*
Gaetano Muzio	59,592	*
Gregory V. Serio	54,592	*
Noel J. Spiegel	119,545	*
J. Franklin Hall	10,000	*
Teresa Bryce Bazemore	346,836	*
Derek V. Brummer	34,257	*
Joseph D’Urso	0	*
All current directors and executive officers as a group (16 persons)	3,608,676	1.83%
*	Less than one percent of class. Percentages are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(1)	The address of each person listed is c/o Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103-2337.

(2)	Each individual (including each current executive officer) has or is entitled to have within 60 days of March 15, 2016, sole voting or dispositive power with respect to the shares reported as beneficially owned, other than: (i) Mr. Hopkins, who shares voting and dispositive power with his spouse with respect to 10,000 of the shares reported as beneficially owned; (ii) Mr. Spiegel, whose spouse owns 10,000 of the shares reported as beneficially owned and as to which shares Mr. Spiegel disclaims beneficial ownership; and (iii) one current executive officer who shares voting and dispositive power with his spouse with respect to 19,500 of the shares reported as beneficially owned by all current directors and executive officers as a group. In addition to shares owned outright, the amounts reported include:

•	Shares of our common stock allocable to our NEOs based on their holdings in the Radian Group Inc. Stock Fund under the Radian Group Inc. Savings Incentive Plan as of March 15, 2016.

•

Shares that may be acquired within 60 days of March 15, 2016 through the exercise of non-qualified stock options, as follows: Mr. Ibrahim—677,660 shares; Ms. Bazemore—216,305 shares; and all current directors and executive officers as a group—1,035,035 shares.

•

Shares that may be acquired within 60 days of March 15, 2016 upon the conversion of stock-settled restricted stock units awarded to our non-employee directors as follows: Mr. Wender—268,265 shares; Mr. Carney—143,491 shares; Mr. Culang—143,491 shares; Ms. Hess—75,388 shares; Mr. Hopkins—143,491 shares; Mr. Montgomery—54,592; Mr. Muzio—54,592; Mr. Serio—54,592 Mr. Spiegel—89,545 shares; and all current directors and executive officers as a group—1,027,447 shares. The restricted stock units vest three years from the date of grant or earlier

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Beneficial Ownership of Common Stock

upon a director’s retirement, death or disability. All vested, stock-settled restricted stock units granted to a non-employee director will be converted into shares of our common stock upon the director’s departure from our board. The amounts reported in the above table include all shares payable upon retirement to those directors who are or will be eligible to retire within 60 days of March 15, 2016.

•

Shares that may be issued within 60 days of March 15, 2016 upon the conversion of phantom stock awards granted to our non-employee directors as follows: Mr. Wender—57,358 shares; Mr. Carney—59,450 shares; Mr. Culang—58,617 shares; Mr. Hopkins—58,617 shares; and all current directors and executive officers as a group—234,042 shares. All vested phantom stock awards granted to a director will be converted into shares of our common stock upon the director’s departure from our board. The amounts reported in the above table include all shares payable upon retirement to those directors who are or will be eligible to retire within 60 days of March 15, 2016, including dividend equivalents to be settled in shares of our common stock upon conversion of a director’s phantom shares.

•	500,000 shares owned by a trust for the benefit of Mr. Ibrahim’s son as to which Mr. Ibrahim retains voting and investment control.

Security Ownership of Certain Stockholders

The following table provides information concerning beneficial ownership of our common stock by the only persons shown by our records or the SEC’s public records as beneficially owning more than 5% of our common stock. For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we rely on filings with the SEC of Schedules 13D, 13F and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.

Name and Business Address	Shares Beneficially Owned	Percent of Class*
FMR LLC (1)	18,597,678	8.989%
245 Summer Street
Boston, MA 02110
The Vanguard Group (2)	16,364,946	7.910%
100 Vanguard Blvd.
Malvern, PA 19355
Maverick Capital, Ltd. (3)	14,848,241	7.200%
300 Crescent Court, 18th Floor
Dallas, TX 75201
Senator Investment Group LP (4)	11,500,000	5.560%
510 Madison Avenue, 28th Floor
New York, NY 10022
BlackRock, Inc. (5)	10,794,829	5.200%
55 East 52nd Street
New York, NY 10055
*	Based on shares of common stock outstanding at December 31, 2015.

(1)	Based on a Schedule 13G/A filed with the SEC on February 12, 2016. These securities are beneficially owned by FMR LLC and various investment management subsidiaries and affiliates of FMR LLC. FMR LLC reports that it has sole dispositive power with respect to 18,597,678 shares and sole voting power with respect to 643,085 shares. Members of the Johnson family, including Abigail P. Johnson, a Director, Vice Chairman, Chief Executive Officer and President of FMR LLC, may be deemed to control FMR LLC.

(2)	Based on a Schedule 13G/A filed with the SEC on February 10, 2016, The Vanguard Group reports that it has sole dispositive power with respect to 16,117,374 shares, sole voting power with respect to

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Beneficial Ownership of Common Stock

250,172 shares, shared dispositive power with respect to 247,572 shares and shared voting power with respect to 8,800 shares. These shares are beneficially owned by funds and accounts managed by The Vanguard Group, Inc. and its subsidiaries.

(3)	Based on a Schedule 13G/A filed with the SEC on February 16, 2016, Maverick Capital, Ltd. (“Maverick”) reports that it has sole dispositive and voting powers with respect to these shares. These shares are beneficially owned by accounts for which Maverick is an investment adviser. Lee S. Ainslie III is manager of Maverick Capital Management, LLC, the general partner of Maverick. Andrew H. Warford serves as Chairman of the Stock Committee of Maverick.

(4)	Based on a Schedule 13G/A filed with the SEC on February 16, 2015, Senator Investment Group LP reports that it has shared voting and dispositive powers with respect to these shares. These shares are beneficially owned by funds for which Senator Investment Group LP is an investment manager. Alexander Klabin and Douglas Silverman have control of a Delaware limited liability company that may be deemed to control Senator Investment Group LP.

(5)	Based on a Schedule 13G/A filed with the SEC on February 10, 2016, BlackRock, Inc. reports that it has sole dispositive power with respect to 10,794,829 shares and sole voting power with respect to 10,369,194 shares. These shares are beneficially owned by funds and accounts managed by BlackRock, Inc. and its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish copies of these reports to us. Based on our review of the copies of the reports we have received, and written representations received from our executive officers and directors with respect to the filing of reports on Forms 3, 4 and 5, we believe that all filings required to be made during 2015 were made on a timely basis.

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Compensation of Executive Officers and Directors

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements, which may include, without limitation, projections regarding our future performance and financial condition, are made on the basis of management’s current views and assumptions with respect to future events, and are not a guarantee of future performance. For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Cautionary Note Regarding Forward Looking Statements—Safe Harbor Provisions and the Risk Factors detailed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this Compensation Discussion and Analysis. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason.

Compensation Discussion and Analysis

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Compensation of Executive Officers and Directors

I.	Executive Summary

The following is a review of our executive compensation programs and policies, including the material decisions affecting 2015 compensation under these programs with respect to our NEOs.

Highlights of our Executive Compensation Program	Highlights of 2015 Performance

✓       Strong emphasis on performance-based, variable compensation, with 84% of our CEO’s total target compensation in 2015 subject to performance-based metrics

✓       All long-term incentives are performance-based with rigorous performance metrics, including restricted stock units (“RSUs”) requiring both relative outperformance of peer companies and strong absolute returns to vest

✓       Strong correlation between pay and performance, with our three year TSR outperforming 89% of our primary compensation peer group and our CEO’s total compensation representing 1.27 times the multiple of median of this group (based on most recently available information)

✓       Strong governance and pay practices (e.g., limited perquisites; no single-trigger vesting of equity upon change-of-control; no tax gross-ups; strong clawback policy; and no speculative transactions in our stock permitted)

✓       Executive compensation of our NEOs supported by approximately 98% of votes cast at our 2015 annual meeting of stockholders

•       Increased consolidated adjusted pretax operating income* by 49% over 2014 and exceeded our 2015 financial plan by 30%; Increased pretax income from continuing operations by 8% over 2014

•        Grew our mortgage insurance-in-force to $175.6 billion by insuring loans with excellent risk characteristics, resulting in an insured portfolio that now comprises predominantly (84% at December 31, 2015 including HARP refinancings) loans insured in the strong underwriting years of 2009 to the present

•        Achieved compliance with the government-sponsored entities’ (Fannie Mae and Freddie Mac) (the “GSEs”) new financial requirements of the Private Mortgage Insurer Eligibility Requirements (“PMIERs”) through the sale of our financial guaranty business and other actions that have strengthened our capital position and increased our financial flexibility

•        Opportunistically expanded the reach of our Mortgage and Real Estate Services (“Services”) business through acquisitions of Red Bell Real Estate, a real estate brokerage, valuation and technology company, and ValuAmerica, a national title insurance agency and appraisal management company, furthering our strategic objective of being positioned to provide services throughout the mortgage and real estate value chain

Our Named Executive Officers

•      Sanford A. Ibrahim, Chief Executive Officer

        (our principal executive officer)

•      J. Franklin Hall, Chief Financial Officer

        (our principal financial officer)

•      Teresa Bryce Bazemore, President Radian Guaranty

•      Joseph D’Urso, Former President, Clayton Holdings LLC

•      Derek V. Brummer, Executive Vice President and Chief Risk Officer

Please see “Executive Officers” for additional information regarding our NEOs.

•        Faced a heightened competitive environment for mortgage insurance, with market share falling below targeted levels due primarily to increased pricing competition, the loss of customers as a result of prior loss mitigation activities and our decision not to participate in the deeply discounted single premium market; Services business produced operating results below plan primarily due to underperformance in our loan review and consulting businesses

•        Despite the overall success of our businesses in 2015, the macroeconomic environment and other factors resulted in a one-year TSR of negative 19%; however, TSR for the three-year period 2013 through 2015 was 119%

Please see “2015 Short-Term Incentive Analysis” for additional information regarding our 2015 performance.

*       On a consolidated basis, adjusted pretax operating income is a non-GAAP financial measure. Please see pages 84 to 85 of our Annual Report on Form 10-K for the year ended December 31, 2015 for a definition of adjusted pretax operating income, including a reconciliation of adjusted pretax operating income to the most comparable GAAP measure, pretax income from continuing operations.

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Compensation of Executive Officers and Directors

OUR PERFORMANCE-BASED COMPENSATION PROGRAM

In 2015, our executive compensation program again included a heavy focus on performance-based variable compensation; challenging LTI metrics based on traditional measures of performance; and Committee discretion only when coupled with disciplined decision making and transparency. We particularly note the following with respect to our 2015 executive compensation program:

➢	NEO Compensation is Heavily Weighted Towards Performance-Based, Variable Compensation.

Fixed compensation continues to represent a limited portion of our NEOs’ total compensation. Base salary represented only 16% of Mr. Ibrahim’s 2015 total target compensation and, on average, only 26% of the total target compensation for our other NEOs. The remaining target compensation is tied to, and contingent upon, Company and individual performance. The following charts highlight, for the CEO and the other NEOs, the percentage of 2015 total target compensation attributable to each primary component of compensation (average of each component for the other NEOs):

CEO Percentage of Total Target Compensation*	Other NEOs’ Percentage of Total Target Compensation*

*	Based on target components of compensation, and therefore, not directly comparable to amounts set forth in the 2015 Summary Compensation Table.

➢	Our Compensation Program Demonstrates a Strong Correlation between Pay and Performance.

•	The Committee funded 2015 STI Awards below target due to areas of underperformance in our core businesses.

While the Company’s overall financial performance was strong in 2015, our core businesses performed below our expectations in certain areas. For example, our share of the private mortgage insurance market of 19.2% was below our target range of 22% to 24%, and the adjusted pretax operating income of our Services business came in below our plan by $7.7 million. On the other hand, our capital and liquidity management results significantly exceeded expectations, with the Company achieving PMIERs compliance in 2015 while also improving our financial position and flexibility. Balancing these results, the independent directors awarded Mr. Ibrahim an STI award of 90% of target and the Committee awarded STI Awards to our other NEOs of between 74% and 95% of target. See “2015 Short-Term Incentive Analysis” for additional information regarding the 2015 STI Awards.

We believe our decisions regarding STI awards have consistently demonstrated a strong correlation between pay and performance. As demonstrated in the following table, with the exception of the 2015 awards, Mr. Ibrahim and our other NEOs generally have received above target awards in more recent years, which reflects our 2014 return to operating profitability for the first time in many years, the positioning of Radian Guaranty to comply with the new PMIERs (including the sale of Radian Asset Assurance) and the launch of a new mortgage and real estate services business segment. In contrast, for the performance years during and following the financial crisis (from 2007 through 2011), the NEOs received, on average, STI awards of 49% of target, with Mr. Ibrahim receiving no STI award in three of those years.

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•	The Committee funded 2014 MTI Awards above target given the strong credit performance and projected profitability of our 2014 insured portfolio.

Immediately following the financial crisis, the Committee reflected upon the various lessons learned from the period leading up to the crisis and focused on more closely aligning compensation to reinforce an appropriate mindset among our NEOs with respect to risk-taking. As a result, in 2009, the Committee replaced our short-term bonus plan with a program consisting of short-term and medium-term cash incentive awards. This plan, the Radian Group Inc. Short-Term and Medium-Term Incentive Plan for Executive Employees (the “STI/MTI Plan”), enhanced our pay-for-performance and risk-based approach to compensation by reducing cash awards for short-term (one-year) performance periods and introducing a medium-term (two-year) performance period during which our executive officers continue to have pay at risk associated with: (i) the credit performance and projected profitability of insurance written during the short-term performance period; and (ii) the on-going integrity of our financial results. The 2014 MTI award was based on the credit performance and projected profitability of our 2014 mortgage insurance portfolio through the end of 2015. Based on the credit performance and the expected strong profitability of this portfolio, we believe this portfolio represents one of the strongest performing portfolios that we have ever written. As a result, the Committee awarded the maximum payout of 125% of target for the 2014 MTI awards.

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Compensation of Executive Officers and Directors

•	Our pay and performance are well-aligned when compared against our primary peer group.

When considering our CEO compensation against our financial performance over the last three years, we believe our pay for performance results compare very favorably against the companies included in the primary compensation peer group used by the Committee for evaluating our NEO compensation. This is demonstrated in the following table, which compares our performance (by ranking as a percentile the Company’s three-year TSR through 2015 against the three-year TSR of each of the peer companies) and our pay (by ranking as a percentile our CEO’s average total reported compensation for the three years 2013 through 2015 against the average total reported compensation for chief executives of our peer companies over the same three-year period):

*	For those peers for which 2015 total reported compensation was not yet available, we assumed 2015 total reported compensation was equal to 2014 total reported compensation; and therefore, the pay percentiles referenced above do not fully reflect all potential changes in chief executive compensation between 2014 and 2015.

➢	We Use Limited Discretion in our Compensation Program and only when Coupled with Disciplined Decision Making and Transparency.

Our executive compensation program is predominantly formulaic, with the discretionary components of our program (STI and MTI) representing only 29% and 34% of the total compensation of our CEO and the other NEOs (on average), respectively. Each year, the Committee considers the level of Committee discretion that is appropriate in determining the amount to be awarded to the NEOs under the STI/MTI Plan, and in particular, whether a more formulaic approach to the STI payouts would be appropriate. The Committee has determined that while a more formulaic approach could bring greater predictability to the level of potential payouts, it also has the potential to ignore the multitude of variables that influence our NEOs’ decision-making throughout any given annual period, and most importantly, the potential to limit the Committee’s ability to appropriately recognize factors that were not apparent to the Committee when setting corporate goals at the beginning of an annual performance period. As a result, the Committee currently imposes a limited, but appropriate, level of discretion in which clear metrics are established for each major area of focus, but with the payouts remaining subject to the Committee’s discretion to take into consideration factors that are not possible to capture and weight appropriately in a limited set of metrics. We recognize the potential negative impact of discretion on transparency, and therefore, we disclose in detail not only the quantitative performance metrics established for evaluating performance, but also the qualitative

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factors considered by the Committee in evaluating each of the major areas of focus and the Committee’s assigned payout percentage for each such area. See “2015 Short-Term Incentive Analysis” below.

➢	Our Annual LTI Awards Consist Solely of Performance-Based Equity Awards that Require Both Relative Outperformance and Strong Absolute Returns.

As in prior years, 2015 LTI awards provide for meaningful payouts only if the Company outperforms both the market and produces meaningful returns to stockholders. The 2015 performance-based restricted stock units (“Performance-Based RSUs”) incorporate measures of absolute performance in addition to performance relative to the Company’s peers. The 2015 Performance-Based RSUs require the Company to achieve at least a 25% increase in TSR (on an absolute basis) over a three-year performance period for a NEO to be eligible to receive an award at or above 125% of target. Also, regardless of the extent to which the Company may be outperforming its peer group, if the Company’s TSR is negative over this three-year performance period, the NEO’s maximum payout will be reduced to 50% of target or, under certain circumstances, will be reduced to 0%. The 2015 performance-based stock options (“Performance-Based Options”) will vest only if the closing price of the Company’s common stock exceeds 125% of the option exercise price for ten consecutive trading days ending on or after the third anniversary of the grant date.

For 2015, the Committee granted a lesser amount of LTI awards to the NEOs compared to prior years. The value of the 2015 LTI awards (measured based on grant date fair value), was on average approximately 10% less than the value of awards granted to the same NEOs in 2014 and 10% lower than their target LTI compensation for 2015 (resulting in LTI awards granted at approximately 90% of the NEOs’ target LTI compensation for 2015).

➢	We Have Implemented Strong Governance and Compensation Practices; We Do Not Engage in Problematic Pay Practices.

Consistent with our strong governance and compensation practices, we:

•

Apply double-trigger vesting for change-of-control payments—Beginning in 2010, our termination pay strategy eliminated any payments to the NEOs based solely upon a change of control without termination of employment;

•	Do not provide any tax gross-ups—For 2015, the Committee eliminated gross-ups related to premiums paid by us for long-term disability insurance and life insurance for the benefit of the NEOs;

•

Prohibit speculative transactions in our stock—In 2015, we amended Our Code of Conduct and Ethics to specifically prohibit all hedging and other speculative transactions in Radian securities that could have the effect of mitigating the full risk of ownership of our shares;

•

Impose a strong compensation clawback policy—In 2014, the board of directors adopted a clawback policy that provides for the recoupment of incentive compensation in the event of a material restatement of the Company’s financial results and/or a determination that the level of achievement of an objectively quantifiable financial performance measure or goal was materially overstated;

•

Impose rigorous stock ownership requirements and have instituted share retention requirements—Our CEO is required to hold Radian shares equal to seven times his salary and our other NEOs are also held to meaningful stock ownership requirements. In addition, the 2015 Performance-Based RSU awards include a one-year, post-vest share retention period applicable to all NEOs; and

•	Provide limited perquisites—We provided no perquisites to our CEO in 2015 and, in the ordinary course, perquisites to our other NEOs have been de minimis.

II.	Compensation Principles and Objectives

Our executive compensation program is designed under the direction of the Committee to attract, motivate and retain high quality executive officers and to align our pay-for-performance philosophy with

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sound risk management practices and our overall business and strategic objectives. This pay-for-performance philosophy is intended to align our NEOs’ interests with those of our stockholders, while not encouraging inappropriate actions, including unnecessary or excessive risk taking. We have developed the following set of principles and objectives for executive compensation. We use these principles and objectives to make decisions about how to compensate executive officers appropriately for their contributions toward achieving our strategic, operational and financial objectives.

We believe our executive compensation program should:

•	Support the execution of our business strategy and performance;

•	Maintain an appropriate balance between short-term and long-term compensation, while weighting total compensation in favor of variable pay;

•	Focus executives on long-term performance that aligns with stockholders’ interests;

•	Manage risk with appropriate protection/controls;

•	Maintain pay practices that are externally competitive and reasonable; and

•	Remain flexible to respond to current market developments.

III.	Compensation Process and Oversight

A.	Committee Process and Role

The Committee provides direction and oversight for our compensation and human resources programs, processes and functions. The Committee is supported by our Head of Human Resources and our General Counsel, who serve as liaisons between management and the Committee. The Committee has the sole authority to engage and terminate consulting firms and legal counsel as it deems appropriate to advise it and the board with respect to executive compensation and human resources matters, including the sole authority to approve the compensation and other terms related to their engagement. The Committee currently retains Pay Governance as its sole independent compensation consultant. Pay Governance provides compensation advisory services to the Company relating to the compensation of executive officers and non-employee directors. Other than this work, Pay Governance performs no additional services for the Company. The Committee chair approves the payment of all work performed by the independent compensation consultant for the Company, and the Committee annually reviews the performance of Pay Governance. The Committee also engages, from time to time, external legal counsel to provide legal advice in connection with executive compensation matters. In 2015, the Committee assessed the independence of Pay Governance and the Committee’s primary external counsel and concluded that the work performed by these advisors does not raise any conflict of interest. For a complete discussion of the responsibilities delegated by our board to the Committee, please see the Committee charter, which is available on our website at www.radian.biz.

B.	Consideration of Stockholder Input Regarding our Executive Compensation Program

At our 2015 Annual Meeting of Stockholders held on May 13, 2015, in the advisory vote on our executive compensation program, approximately 98% of the votes cast were in support of the overall compensation of the NEOs. We appreciate the support we received from our stockholders at last year’s annual meeting.

As part of our commitment to engaging with our stockholders, management frequently meets with stockholders to discuss matters of significance to them, including our executive compensation program. In addition, to the extent stockholders indicate a concern with respect to our executive compensation program (through negative say-on-pay votes or otherwise), management will seek to contact those stockholders to better understand their concerns. This may occur as part of our solicitation efforts in connection with our annual meeting of stockholders.

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Through our stockholder engagement process, we have learned about our stockholders’ voting considerations, influences and processes, as well as their perspectives and priorities with respect to executive compensation. Management shares this information with the Committee. Management and the Committee consider the outcome of the most recent say-on-pay vote and the information we learn from our solicitation and outreach efforts. In response to the feedback we have received:

•	We have continued with a total executive compensation program that is heavily weighted towards performance-based compensation;

•

We have maintained a strong focus on credit performance, with 50% of each NEO’s STI award remaining at risk for a second year and subject to the credit performance and projected profitability of the insurance we wrote during such period;

•	We have continued to provide significant transparency regarding our compensation decisions, including importantly, those decisions that involve Committee discretion; and

•

We have maintained exceptional rigor in our LTI program, with payments for the 2015 LTI awards dependent on both our relative and absolute performance, including a meaningful increase in our stock price for our NEOs to achieve a payout above 125%.

In addition, we have designed this Compensation Discussion and Analysis to fully explain the Committee’s implementation of its pay-for-performance philosophy in the context of the past and current economic and operating environments.

C.	Setting Compensation

To set compensation for the NEOs, we utilize different compensation tools, including external benchmarking, internal equity, and wealth accumulation analyses. These collectively represent our “primary compensation tools” for establishing an appropriate compensation level for our NEOs. In addition, when evaluating a NEO’s compensation, the Committee typically will assess the NEO’s overall performance, as well as current and potential future responsibilities within the Company. For the compensation of the NEOs other than the CEO, the main participants in our compensation process are the Committee, its independent compensation consultant and three members of management—the CEO, Head of Human Resources and General Counsel (except with respect to their own compensation). The Committee has ultimate authority over compensation decisions for the NEOs other than the CEO. The process for establishing the compensation of our NEOs other than the CEO is as follows:

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We believe that management’s participation in the compensation process is critical to an equitably-tailored program that is effective in motivating our NEOs, and to ensure that the process appropriately reflects our pay-for-performance culture, current strategies and risk management. Our NEOs annually develop a set of shared performance goals and associated metrics, which are predominantly based on the Company’s annual operating plan that is approved by our board of directors. In addition, each NEO develops a set of individual performance goals and presents them to the CEO, who adjusts and approves them and presents them to the Committee. These shared and individual performance goals and metrics serve as the primary basis for determining a NEO’s STI award. The process for assessing performance against these objectives is discussed in greater detail below.

With respect to the CEO, the independent directors of our board have the ultimate authority over compensation decisions. The process for establishing the compensation of our CEO is as follows:

Benchmarking Compensation

We consider external benchmarking to be an important analytical tool for helping us establish a market competitive point of reference for evaluating executive compensation. However, benchmarking is not the sole factor used in setting compensation, and the Committee regularly assesses how and the extent to which benchmarking is used. We benchmark each executive officer position annually and, if necessary, when a search for a new executive officer position is undertaken. It has been our practice to collaborate with the independent compensation consultant in this process in order to apply a consistent and disciplined approach in our benchmarking methodology and philosophy.

For 2015 compensation, we benchmarked each of the primary components of our 2015 compensation program, as well as the 2015 total target cash and direct compensation for each NEO. In benchmarking an executive officer’s total target cash compensation, we consider base salary plus cash-based short-term and medium-term incentives. Total target direct compensation consists of target cash compensation plus the annualized accounting value of long-term incentives.

To the extent information was available, our NEOs’ compensation was benchmarked against similarly situated executive positions at other companies using one or all of the following three reference points (collectively referred to as the “benchmark references”), as appropriate:

(1) Data from a primary compensation peer group approved by the Committee and comprising the following companies:

Assured Guaranty Ltd. Essent Group Ltd. Fidelity National Financial, Inc. First American Corporation Genworth Financial, Inc. MBIA Inc. MGIC Investment Corporation	National Mortgage Insurance Corporation Ocwen Financial Corporation Old Republic International Corporation PHH Corporation Stewart Information Services Corporation Walter Investment Management

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(2) Financial services data from 150 organizations that participate in Towers Watson’s Financial Services Executive Compensation Database; and

(3) General industry data from 400 organizations across a range of industries that participate in Towers Watson’s General Industry Executive Compensation Database.

We use benchmarking to identify a competitive compensation range for each executive officer position. From a quantitative perspective, we generally consider an executive officer’s compensation to be market competitive if it is within a 15% range of the median of the applicable benchmark references. However, because executive officer roles and responsibilities often vary within the industries in which we participate or in the broader financial services segment, our benchmarking process is tailored for each executive officer position, with an emphasis on benchmark data for comparable positions and, in particular, comparable positions in our primary compensation peer group. For each executive officer, we may use one or more of the three benchmark references or, in some cases, a subset of the primary compensation peer group of companies, depending on the Committee’s judgment concerning the comparability of executive officer roles to these benchmark references. As a result, our assessment of market competitiveness, in addition to the quantifiable benchmark data, may take into consideration other factors such as the scale and scope of the companies as well as specific roles against which our executive officer positions are being compared and the potential market demand for such positions.

Primary Compensation Peer Group.    Management prepares, and the Committee reviews and approves, appropriate compensation peer companies to serve as the primary compensation peer group that is relevant for evaluating current executive officer compensation. For 2015 benchmarking, the Committee evaluated our existing primary compensation peer group and concluded that it remained appropriate for benchmarking purposes. As a result, no changes to this group were made for 2015. In general, we believe the roles and responsibilities of our NEOs are sufficiently similar to the equivalent executive positions within the primary compensation peer group such that relevant benchmarks are assessed in evaluating their executive compensation levels. The Committee also evaluates the relevance of the companies in our peer group to the Company based on measures such as revenue, market capitalization and total assets. Where appropriate, the Committee has excluded companies that may be competitors of the Company, but do not represent a good benchmark for compensation given their relative size and complexity compared to the Company.

From time to time, third parties such as proxy advisory institutions have established what they purport to be comparable peer groups for the Company for the purpose of assessing the Company’s relative performance and compensation. The Committee does not utilize these peer groups for the purpose of evaluating our NEOs’ compensation, in part because the companies that often are included within such groups tend to be concentrated in sectors of the financial services industry, such as banking, that are not sufficiently similar to the Company. It has been our experience that the companies included within these groups (especially banks) frequently differ from the Company with respect to regulatory requirements, capital standards, customers, measures of performance, and importantly, compensation form and amount, so that they are not comparable peers of the Company. While the Committee may use these companies as a secondary benchmark point of reference (see “Financial Services and General Industry Reference Points”), it does not consider them to be appropriate primary peers of the Company.

The use of different groups for benchmarking purposes can significantly change the perceived competitiveness of our NEOs’ compensation. For example, when measured against the total compensation paid to chief executive officers in our primary compensation peer group, our CEO’s 2015 total paid compensation was 1.27 times the median (“Multiple of Median”) of the total compensation paid to the CEOs in this group (based on the most recent year for which information was publicly reported). In contrast, when using a comparison group assigned to us by an independent proxy advisor in a widely distributed report in 2015, our CEO’s Multiple of Median increased significantly to 2.88 times. Only six of our 13 primary peer companies were included among the 24 companies identified by the independent proxy advisor as Radian’s peers. This independent proxy advisor primarily relies on Global Industry Classification Standard (“GICS”) codes to assign peer groups for companies. Our GICS code “Thrifts and

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Mortgage Finance Companies” primarily consists of community banks and other lending institutions and not insurers. For the reasons discussed above, we do not consider the significant majority of companies included in our GICS code to be appropriate peers for evaluating our NEOs’ compensation.

Financial Services and General Industry Reference Points.    The companies that comprise our primary compensation peer group vary in terms of size and relative complexity. Because we may compete for talent in markets other than those in which we compete for business, although they are less directly relevant, we also use, as necessary, the broader financial services and general industry reference points.

The financial services data and the general industry data are compiled annually by Towers Watson, an independent third-party. For these two reference points, we use pre-established subsets of companies contained in the databases of Towers Watson, so that we compare companies of reasonably similar size to us. The subsets are based on standard revenue ranges that are provided in published compensation surveys, and we do not select or have any influence over the companies that participate in these surveys. The subset of companies we use consists of a broad array of companies in the financial services industry, including property/casualty insurance, life/health insurance, and investment, brokerage, retail and commercial bank organizations. The financial services data focus on companies with assets of less than $20 billion, while the general industry data are composed of companies with revenues of less than $3 billion. We do not participate in the selection of the companies for inclusion in these reference points and are not made aware of the companies that constitute these reference points.

For each of the NEOs, the results of the benchmarking conducted by the independent compensation consultant in October 2014 for the purpose of setting 2015 target compensation (expressed as a percentile of the benchmarked group) were as follows:

Executive Officer	Primary Compensation Peer Group*	Financial Services Reference Point	General Industry Reference Point
Mr. Ibrahim	Between 50th and 75th	Between 50th and 75th	Between 50th and 75th
Mr. Hall	Between 50th and 75th	Between 50th and 75th	Aligned with Median
Ms. Bazemore	Above Median	Between 50th and 75th	Not Applicable
Mr. Brummer	Above Median	Aligned with 75th	Not Applicable
Mr. D’Urso	Not Applicable	Above 75th	Not Applicable

*	Median reference point used when only three or fewer data points were available.

As our benchmarking process for 2015 illustrates, while the Committee considers benchmarking a valuable reference point for assessing the competitiveness of the NEOs’ compensation, the Committee does not set compensation for the NEOs to adhere strictly to any specific benchmarked reference point.

Internal Equity

While external benchmarking is critical in assessing the overall competitiveness of our compensation program, we believe that our compensation program also must be internally consistent and equitable to reflect an executive’s responsibilities and contributions to value creation and to ensure teamwork and coordination across the organization. As a result, in addition to benchmarking, our Chief Executive Officer and the Committee also consider internal equity among our executive officer group and other members of senior management when setting the components of compensation.

Our review of internal equity involves comparing the compensation of positions within a given level of the organization as well as comparing the differences in compensation among various organizational levels. For 2015 compensation, the Committee compared the compensation for each NEO (other than the CEO) against his/her peers in the executive officer group. Although we monitor the difference in pay between

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the Chief Executive Officer and the other executive officers, given the uniqueness of the CEO position and its breadth of responsibilities, we do not perform a formal internal equity analysis of the CEO relative to other executive officer positions.

Wealth Accumulation

The Committee regularly reviews “total reward” tally sheets for each of the NEOs and considers the current value and potential future value of existing equity awards as factors in evaluating a NEO’s compensation.

IV.	Primary Components of Compensation

Our executive compensation program provides a balanced mix of pay through the following primary direct compensation components: base salary and short-term, medium-term, and long-term incentives. As discussed in greater detail below, the incentive-based portions of our program are tied to: (i) our short-term and medium-term corporate performance; (ii) achievement of strategic and individual performance goals; and (iii) our long-term business performance and growth in stockholder value. The short-term incentives have been designed to recognize the achievement of annual objectives, while the medium-term and long-term incentives have been designed to ensure that decisions made in achieving short-term objectives have an appropriate impact on the Company in supporting our longer-term goals.

A.	Base Salary

Base salaries are paid to executive officers to provide them with a competitive level of compensation for the day-to-day performance of their job responsibilities. As discussed above, base salaries for the NEOs are based on competitive market compensation data and internal equity. The following table compares the base salaries for each of the NEOs at year-end 2015 and 2014:

Named Executive	Year-end 2015 Salary (1)	Year-end 2014 Salary
Mr. Ibrahim	$950,000	$900,000
Mr. Hall	$400,000	$400,000
Ms. Bazemore	$550,000	$500,000
Mr. Brummer	$415,000	$390,000
Mr. D’Urso	$500,000	$500,000
(1)	Also represents each NEO’s current base salary as no changes were made to base salaries for the NEOs in 2016.

B.	Short-Term and Medium-Term Incentive Program

This discussion refers to the 2015 performance objectives for the Company and the NEOs as well as to the Company’s and NEOs’ actual 2015 performance results. These objectives and results are disclosed in the limited context of our compensation programs. We specifically caution investors not to apply these statements to other contexts.

The STI/MTI Plan enhances the Company’s approach to compensation by recognizing that not all decisions made by our NEOs in the short-term can be evaluated fully at the end of an annual performance period. Thus, the STI/MTI Plan provides the NEOs with the opportunity to earn cash incentive awards during a two-year performance period, with the STI period covering the first calendar year in which the award is granted and the MTI period covering the full two-year performance period (from January 1 of the year of grant through December 31 of the second performance year). Pursuant to this approach, the Committee has the ability to reward NEOs for (among other items) new insurance originations in any short-term performance period, but it also retains discretion to pay a significant portion of the overall award only after it is apparent that such originations are likely to satisfy targeted profitability expectations. Consequently, the STI/MTI Plan serves to protect against inappropriate risk-taking with respect to mortgage insurance originations.

The amount of STI awarded to an NEO is based on the NEO’s achievement of specified performance goals for the applicable year. Corporate and business unit/departmental goals are established each year in the

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context of our annual business planning process and are approved by our board. Using these objectives, individual performance goals are established by each NEO and adjusted and approved by the CEO and the Committee, as discussed in “III. Compensation Process and Oversight” above.

At the end of each performance year, each NEO provides a performance self-assessment to the CEO (and the CEO provides a similar self-assessment to the Committee), including his or her level of attainment of the specified performance goals. The CEO reviews the performance of each NEO (other than himself) against his or her respective performance goals and makes specific recommendations to the Committee regarding the amount of STI, if any, to be awarded. Maximum achievement can result in an STI award of up to 200% of the target amount, while performance below expectations can result in a below-target award or no award.

The Committee (the independent directors in the case of the CEO) retains ultimate authority with respect to amounts awarded to the NEOs under the STI/MTI Plan. Although actual performance measured against the performance goals is the primary consideration for the STI awards, the Committee (or the independent directors) may, depending on the circumstances, exercise discretion in determining the amount to be awarded to each NEO. For each NEO, the Committee (or the independent directors) may weigh the various performance goals differently in light of the NEO’s role, giving appropriate consideration to the degree to which each NEO impacted our performance.

Once the amount of STI is determined for each NEO, only 50% of this amount is actually paid to the NEO as an STI bonus. For 2015, these amounts are set forth in the “Bonus” column of our 2015 Summary Compensation Table. The remaining 50% of each executive’s STI award then becomes that executive officer’s target MTI award for the full two-year MTI performance period. Therefore, the MTI targets for the NEOs, which impact the amounts ultimately paid to our NEOs, can vary significantly from year to year, depending on the NEOs’ performance and the corresponding amounts earned for STI in any given performance period. Because our NEOs earned above-target STI awards for 2014 performance, their 2014 MTI targets were also larger than in prior years, resulting in comparably higher amounts paid for MTI and reported within the “Non-Equity Incentive Plan Compensation” column of our 2015 Summary Compensation Table.

At the end of the MTI performance period, the Committee determines what percentage, if any, of the target MTI awards will be paid to the NEOs based on the Company’s achievement of certain pre-established business and financial performance metrics and goals (as illustrated below for the 2015 MTI award). Other than for determining the MTI target amount (which is derived based on each individual’s STI performance), individual officer performance is not evaluated for purposes of determining or paying the MTI awards, and all NEOs receive the same percentage payout relative to target. The Committee has set a maximum payout of 125% of target for the 2015 MTI award. The following diagram illustrates the award process under our STI/MTI Plan for the 2015 STI/MTI awards:

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2015 SHORT-TERM INCENTIVE ANALYSIS

For 2015, the NEOs’ STI awards were determined based on the Committee’s assessment of the Company’s performance in three primary areas—Mortgage Insurance, Services and Shared Corporate. The following table highlights (i) the metrics (and corresponding targets) for each of these performance areas, (ii) the Company’s actual performance against these targets (as applicable), and (iii) the Committee’s assessment of management’s performance against each metric:

(1)	For each NEO, the target performance areas were weighted as follows:

(2)	Measured based on the total percentage of new mortgage insurance originations or claim submissions being processed as of December 31, 2015 through the Company’s recently deployed automation functionality.

(3)	Strategic priorities for our mortgage insurance business focused on integrating with Clayton, including the cross-selling of Services and the transfer of third-party vendor services to Clayton, as well as providing risk management services to various lenders. Strategic priorities for our Services business focused on expanding our existing offerings to service customers in adjacent markets and to develop or acquire property appraisal capabilities and title brokerage expertise.

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(4)	Measured based on the number of claims processed within 60 days of claim perfection, the average hold time for customer calls and turnaround times for requests for mortgage insurance coverage.

(5)	Measured as a percentage of mortgage insurance operating expenses (excluding the impact of changes in our stock price on LTI awards, net deferred policy acquisition costs, costs related to contract underwriting for third-parties and other growth initiatives) to net premiums written on mortgage insurance policies in 2015.

(6)	Net cash provided by operating activities is a GAAP measure representing the amount of cash generated by Services business operations prior to investing and financing activities. It is measured as net income before any non-cash expenses (such as depreciation and amortization) adjusted for the impact of changes in working capital.

Shared Corporate Performance

(50% above target)

The Committee determined that the Company significantly exceeded expectations with respect to the Shared Corporate goals, assigning a payout of 50% above target. In 2015, adjusted pretax operating income* grew to $510.9 million, increasing $168.5 million over 2014 and exceeding our 2015 target by $119 million or 30%. The increased profitability in 2015 reflects the Company’s large and growing mortgage insurance portfolio, which has been transformed so that legacy insured loans (originated prior to 2009 including HARP refinancings) now represent only 16% of the total portfolio; better than anticipated loss experience; reduced compensation expenses; and a reduced cost of capital due to our proactive capital management efforts.

With respect to capital and liquidity management, the Committee determined that performance was exceptional. In 2015, we completed the sale of Radian Asset, providing significant liquidity and PMIERs-compliant assets to Radian Guaranty. We followed this with a series of actions, culminating in the issuance of a surplus note from Radian Guaranty to Radian Group to satisfy the PMIERs. We believe the surplus note represents a thoughtful solution that addresses Radian Guaranty’s immediate need for capital, but also allows Radian Guaranty greater potential flexibility than would be available had we employed a capital contribution to return liquidity to Radian Group when, as expected, such capital is no longer needed for PMIERs compliance due to projected organic growth of Radian Guaranty’s capital position.

With respect to Radian Group, in 2015, we developed and executed a recapitalization plan for the Company focused on improving our debt maturity profile, reducing our cost of capital and moving us closer to achieving investment grade ratings. The initial phase of this program was very successful, as we raised new debt at an attractive cost of capital, eliminated a large portion of our outstanding convertible debt and reduced the potential dilution from these actions through an accelerated share repurchase program. We believe our recently completed $100 million stock repurchase program represents a milestone in our financial improvement and serves as strong evidence of the success of our 2015 capital and liquidity actions.

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Mortgage Insurance Performance

(53% below target)

The Committee determined that the Company’s mortgage insurance business significantly underperformed expectations, assigning a payout of 53% below target. Market share results were below target, primarily as a result of heightened competition, the loss of certain business due to previous disputes with customers regarding loss mitigation activities, and our overall approach to price-discipline, including our decision not to participate in significantly discounted single-premium business (which we estimate represented approximately 5% of the private mortgage insurance market in 2015). We launched a number of new marketing strategies to mitigate our share loss, and continued our efforts to land new customers. While we fell short of our target on new customers, over 218 potential new customers were submitting new insurance written (“NIW”) as of the end of 2015 and 17 of them had achieved more than 75% of the amounts that we require for them to be classified as new customers.

With respect to positioning for the future, while we began to realize the benefits of our modernization efforts, the roll-out of our origination automation platform was slower than anticipated. Strategically, while we progressed in integrating Clayton, including the establishment of a cross-sell framework that is gaining momentum, we did not produce our target sales for 2015. In 2015, Radian Guaranty completed the transfer of all third-party vendor work to Clayton and also took steps to explore other forms of offering our insurance.

Despite the various challenges that negatively impacted market share, NIW still exceeded target by $2.2 billion (due to the larger than expected size of the insurable market) and insurance-in-force grew from $171.8 billion to $175.6 billion. The credit characteristics of 2015 NIW remained excellent, with 100% of new business comprising prime loans and producing an early default ratio well below target. We made significant progress in enhancing our operational effectiveness, which ensured our ability to comply with the PMIERs operational requirements and improved our scorecard with customers. This progress was achieved despite a reduction in expenses below targeted levels as we continue to focus on returning the business to a more normalized operating environment.

*	On a consolidated basis, adjusted pretax operating income is a non-GAAP financial measure. Please see pages 84 to 85 of our Annual Report on Form 10-K for the year ended December 31, 2015 for a definition of adjusted pretax operating income, including a reconciliation of adjusted pretax operating income to the most comparable GAAP measure, pretax income from continuing operations.

Services Performance

(45% below target)

The Committee determined that the Company’s Services business significantly underperformed expectations, assigning a payout of 45% below target. Adjusted pretax operating income and net cash provided by operating activities for the Services business in 2015 were below target, primarily due to lower than anticipated income from our loan review and due diligence businesses and our consulting services. On the positive side, revenues from Services were $157 million in 2015, up 11% from 2014 on a full-year basis (including prior to acquisition) and exceeding our 2015 financial plan. Services had a strong performance year with respect to positioning for the future, including by significantly growing the customer base, purchasing and integrating two strategic acquisitions (both of which enhance our Services suite of products), maintaining a leading market share in the securitization market, and continuing to create innovative product offerings such as serving as the asset representations reviewer (a role mandated under new securities rules) in various securitizations.

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The following table sets forth, for each NEO: (i) the maximum amount that could have been awarded under the STI/MTI Plan for 2015 short-term performance (column a); (ii) the NEO’s target 2015 STI award (column b); (iii) the total amount actually awarded to the NEO based on 2015 short-term performance (column c); (iv) the total amount paid as a bonus to the NEO for 2015 STI (50% of amount awarded) (column d); and (v) the NEO’s 2015 MTI target (the remaining 50% of amount awarded) (column e):

Named Executive	(a) 2015 Maximum STI Award	(b) 2015 Target STI Award	(c) 2015 Total Amount Awarded ($ and % of Target)	(d) 2015 STI Amount Paid	(e) 2015 MTI Target
Mr. Ibrahim (1)	$3,325,000	$1,662,500	$1,500,000	$750,000	$750,000
			90.2%
Mr. Hall (2)	$800,000	$400,000	$340,000	$170,000	$170,000
			85.0%
Ms. Bazemore (3)	$1,650,000	$825,000	$645,000	$322,500	$322,500
			78.2%
Mr. Brummer (4)	$913,000	$456,500	$435,000	$217,500	$217,500
			95.3%
Mr. D’Urso (5)	$1,500,000	$750,000	$555,000	$277,500	$277,500
			74.0%
(1)	The Committee believes that the CEO’s performance largely is reflected by the Company’s overall performance against the STI metrics. As a result, the independent directors determined that Mr. Ibrahim had an exceptional performance year with respect to capital and liquidity management, in particular with respect to the sale of our financial guaranty business, and in positioning the Company for future success through the growth of our Services suite of products, but failed to achieve certain target results with respect to our mortgage insurance and Services businesses, as discussed above.

(2)	In assessing Mr. Hall’s performance, the Committee noted that he had achieved a number of critical objectives in furtherance of the Company’s performance, including: (a) the successful execution of a capital plan to reduce the overall cost of capital, increase earnings-per-share and reduce the Company’s share count; (b) improvement in the Company’s financial flexibility through the use of a surplus note to achieve PMIERs compliance; (c) the continued enhancement of the Company’s systems of internal controls; and (d) supporting the development of an integration office and corporate development function for the organization. Mr. Hall’s STI payment compared to target was negatively impacted by the failure of our core businesses to achieve certain core objectives as discussed above.

(3)	Given her role, the Committee evaluated Ms. Bazemore’s performance primarily in light of the performance of our mortgage insurance business as discussed above. As a result, the Committee determined that Ms. Bazemore exceeded expectations with respect to improving the operational effectiveness of the business and in continuing the strong credit performance of NIW, but fell short of expectations with respect to market share and the Company’s modernization initiative. Ms. Bazemore’s STI payment was favorably impacted by the Company’s operating results and liquidity and capital management actions in achieving PMIERs compliance.

(4)	In assessing Mr. Brummer’s performance, the Committee noted his role in influencing the discussion regarding the final form of the PMIERs and in ensuring that the Company’s risk management principles and risk culture were further embedded throughout the organization. The Committee especially noted: (a) the development of an enhanced proprietary model to serve as a foundation for credit evaluation and analysis; (b) the high credit quality of our 2015 NIW; (c) the reduction of our legacy mortgage insurance exposure; and (d) the further development of our Enterprise Risk Management program. Mr. Brummer’s STI payment compared to target was negatively impacted by the failure of our core businesses to achieve certain core objectives as discussed above.

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(5)	Given his role, Mr. D’Urso’s performance was evaluated primarily in light of the performance of our Services business as discussed above. As a result, the Committee determined that Mr. D’Urso exceeded expectations with respect to achieving long-term strategic objectives such as the acquisition of Red Bell and ValuAmerica, but underachieved with respect to the Services’ operating income relative to target. Mr. D’Urso’s STI payment was favorably impacted by the Company’s operating results and liquidity and capital management actions.

2014 MEDIUM-TERM INCENTIVE ANALYSIS

Pursuant to our STI/MTI Plan, the 2014 MTI target awards were established in March 2015 at the time that the 2014 STI awards were paid to the NEOs. Performance under the 2014 MTI award is measured based on the Company’s credit default rate and projected profitability (based on performance through the end of 2015) for mortgage insurance written by Radian Guaranty in 2014. We believe that the credit default rate for the first two years of an insured portfolio is an important indicator of that portfolio’s current and future projected credit performance and ultimate profitability. We supplement our evaluation of credit performance by also reviewing the early-default experience (the “EDE” rate) for a particular book of business as further discussed below.

The Committee does not directly correlate payments under MTI awards with specific, quantified performance metrics, primarily because of the significant number of variables that affect both the credit performance and profitability of NIW, many of which are outside of management’s control. The Committee does, however, use business targets established by management in the ordinary course of business as a point of reference in assessing the strength of a particular NIW vintage, primarily by evaluating the actual two-year default rates (supplemented with EDE rates) and the projected return on equity of such vintage after two years in light of the business targets.

The two-year credit default rate for the 2014 portfolio was 0.59%, a very favorable rate compared to historical rates for our mortgage insurance business. As demonstrated in the following chart, with respect to credit default rate, the 2014 portfolio is similar to the 2009 through 2013 portfolios (average credit default rate of 0.41%) and is significantly better than the 2001 through 2003 portfolios at the same point of development.

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We find early default experience, which we define as the frequency of defaults occurring during the first six months following loan origination, to be a strong indicator of the underwriting quality of an insured portfolio. As demonstrated in the following chart, the performance of the 2014 portfolio of flow (loan-by-loan) insurance is consistent with the recent trend of extremely low EDE rates (well below historical experience), indicating that the underwriting quality for this book of business is very strong.

In addition to credit performance, the Committee evaluates the projected profitability of an insured portfolio to assess its overall strength of performance and potential value creation. As demonstrated in the following table, as of December 31, 2015, the 2014 portfolio yielded a loss ratio of 4.1%, comparing very favorably to the 2009 through 2013 portfolios average of 4.4% despite modest pricing reductions and an expansion of credit with respect to the 2014 portfolio. As a result, similar to these recent vintages, the 2014 insured portfolio is expected to produce strong profitability.

To date, the credit performance of the 2014 insured portfolio has been stronger than originally anticipated, with the total unlevered return estimate for this portfolio (i.e., after-tax underwriting returns plus projected investment income) as of December 31, 2015 falling within our targeted return range and having increased by over 6% from our initial expectation. This has translated to better than anticipated projected profitability for the portfolio, with the projected lifetime after-tax net income for the 2014 portfolio increasing by approximately $35 million from our original estimates.

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In light of the strong credit performance and better than projected profitability of our 2014 portfolio of flow insurance, this portfolio is expected to generate significant economic value for the Company. As a result, the Committee awarded the maximum payout of 125% of target for the 2014 MTI awards. These amounts are included in the “Non-Equity Incentive Plan Compensation” column of our 2015 Summary Compensation Table, and the following table illustrates for each NEO the target award amount and the amount awarded under the 2014 MTI award.

Executive Officers	2014 MTI Target	Approved Payout at 125%
Mr. Ibrahim	$1,150,000	$1,437,500
Mr. Hall (1)	N/A	N/A
Ms. Bazemore	$500,000	$625,000
Mr. Brummer	$310,000	$387,500
Mr. D’Urso (1)	N/A	N/A

(1)	Based on the dates on which they joined the Company, neither Mr. Hall nor Mr. D’Urso was eligible to receive a 2014 MTI award.

C.	Long-Term Incentive Program

The contributions of the NEOs to the creation of stockholder value are primarily recognized through our LTI program. This program consists of a series of annual grants with overlapping performance and vesting periods and varying performance metrics. As a result, in any given period, the NEOs are motivated to perform based on their:

•	Outstanding Performance-Based Options, which are designed to motivate the NEOs to drive performance that will lead to stock price growth and wealth creation for our stockholders; and

•	Performance-Based RSUs, which focus the NEOs on outperforming our primary industry competitors as well as other financial services companies.

LTI Awards Granted in 2015

Each year, in designing the annual LTI awards for the NEOs, the Committee reviews and assesses the type of awards that would best complement our existing LTI program in aligning the interests of the NEOs with those of our stockholders and enhancing long-term stockholder value. In addition, the Committee also considers, among other things: (1) whether the awards effectively motivate the NEOs to achieve rigorous, performance-based objectives, while also supporting retention of the NEOs; (2) the potential financial, accounting and tax impact of awards; (3) whether the award objectives are clear to the NEOs, stockholders and other constituencies; (4) the potential impact of the awards on risk behavior; and (5) as discussed above, input from our stockholders with respect to the form and performance metrics for our awards.

For the 2015 annual LTI grant, the Committee granted performance-based equity awards, consisting of stock-settled Performance-Based RSUs and Performance-Based Options. For each of the NEOs, the Performance-Based RSUs and Performance-Based Options represent approximately 75% and 25%, respectively, of the total value of his/her 2015 LTI award.

For 2015, the Committee granted a lesser amount of LTI awards to the NEOs compared to prior years. The value of the 2015 LTI awards (measured based on grant date fair value), was on average approximately 10% less than the value of awards granted to the same NEOs in 2014 and 10% lower than their target LTI compensation for 2015 (resulting in LTI awards granted at approximately 90% of the NEOs’ target LTI compensation for 2015).

2015 Performance-Based RSU Awards.    The Performance-Based RSU awards generally vest on July 9, 2018, upon the conclusion of a three-year performance period. As further described below, at the end of the performance period, each NEO will be entitled to receive a number of RSUs (from 0 to 200% of his/her

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target Performance-Based RSU award) based on the Company’s absolute and relative total TSR over the three-year performance period, subject to a maximum cap (the “Maximum Cap”) of six times the value of his/her award on the grant date. Each vested Performance-Based RSU will be payable in one share of common stock, subject to the Maximum Cap. In addition, for the 2015 Performance-Based RSUs, the Committee instituted a one-year, post-vesting share retention period, such that the vested Performance-Based RSUs will not be convertible into shares (other than such shares withheld to pay taxes due at vesting) until the one-year anniversary following the vesting date of the Performance Based RSUs. However, the post-vesting share retention period will not apply in certain limited circumstances, such as the NEO’s death or disability.

The Company’s TSR will be determined based on the change in market value of the Company’s common stock during the three-year performance period, as measured by comparing the average closing price of the Company’s common stock on the NYSE for the 20 consecutive trading days preceding and including July 9, 2015 and the average closing price for the 20 consecutive trading days preceding and including the last day of the performance period. The Company’s relative TSR will be measured against the median TSR of a peer group consisting of the companies listed on the NASDAQ Financial-100 Index and MGIC Investment Corporation, NMI Holdings Inc. and Essent Group Ltd. (collectively, the “Peer Group”).

The payout for the Performance-Based RSU awards will be determined based on an analysis of both the Company’s relative TSR and absolute TSR, beginning with an assessment of Company’s relative TSR. The Company’s TSR initially will be compared to the median TSR of the companies included in the Peer Group (the “Median Peer Group TSR”). The starting point for the payout determination (the “Relative Payout Percentage”) will be 100% of target. For every 1% that the Company’s TSR exceeds the Median Peer Group TSR, the Relative Payout Percentage will increase by 2 percentage points above 100% of target. For every 1% that the Company’s TSR is below the Median Peer Group TSR, the Relative Payout Percentage will decrease by 3 percentage points below 100% of target.

Once the Relative Payout Percentage has been determined, the actual payout percentage under the Performance-Based RSU award (the “Final Payout Percentage”) will be subject to three absolute TSR hurdles (the “Absolute TSR Hurdles”) that are intended to ensure that regardless of the Company’s relative performance against the Peer Group, the Final Payout Percentage remains correlated to the Company’s stock price performance over the performance period. The Absolute TSR Hurdles will impact the Final Payout Percentage as follows:

•	The Final Payout Percentage will be capped at 125% if the Company fails to achieve an absolute TSR of at least 25%;

•	The Final Payout Percentage will be capped at 50% if the Company’s absolute TSR is negative; and

•	The Final Payout Percentage will be 0% if (1) the Company’s absolute TSR is negative 25% or lower, and (2) the Company’s TSR does not equal or exceed the Median Peer Group TSR.

If the NEO retires before the end of the three-year performance period, the award will remain outstanding and will vest at the end of the performance period to the extent that the performance criteria discussed above have been satisfied (or will vest at the target level in the event of a change of control) and generally will become payable subject to the one-year share retention period discussed above.

2015 Performance-Based Option Awards.    Each Performance-Based Option has a per share exercise price of $18.42 (the closing price of the Company’s common stock on the NYSE on the date of grant) and a ten-year term, with 50% of the award vesting on or after the third anniversary of the grant date (i.e., July 9, 2018) and the remaining 50% of the award vesting on or after the fourth anniversary of the grant date (i.e., July 9, 2019); provided, however, that the Performance-Based Options will vest only if the closing price of the Company’s common stock on the NYSE exceeds $23.03 (125% of the Performance Based Option exercise price) for ten consecutive trading days ending on or after the third anniversary of the grant date (the “Stock Price Vesting Hurdle”).

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The Performance-Based Options and Performance-Based RSUs provide for “double trigger” vesting in the event of a change of control. Except as provided below, upon a change of control, the Performance-Based Options will continue to vest 50% on the third and fourth anniversaries of the grant date, regardless of whether the Stock Price Vesting Hurdle has been satisfied, as long as the NEO remains employed by the Company through such date. In the event of a change of control of the Company, the Performance-Based RSUs will become payable at target upon the vesting of the awards on July 9, 2018, provided that the NEO remains employed by the Company through such date. However, if a NEO’s employment is terminated by the Company without “cause,” or the NEO terminates employment for “good reason,” in each case within 90 days before or one year after a change of control, the Performance-Based Options and Performance-Based RSUs will become fully vested at target and exercisable upon such termination (or the date of the change of control, if later).

The Performance-Based Options and Performance-Based RSUs also include a provision that prohibits the executive officer from competing with the Company and from soliciting the Company’s employees or customers during the Restricted Period following termination of the executive officer’s employment for any reason.

Additionally, the Performance-Based Options and Performance-Based RSUs will become fully vested at target and exercisable in the event of a NEO’s death, disability or retirement. However, if Mr. Ibrahim retires before the Performance-Based Options are otherwise exercisable, his Performance-Based Options will remain outstanding and become exercisable in accordance with the three- and four-year vesting schedule and the Stock Price Vesting Hurdle for such Performance-Based Options, or as provided above in the event of a change of control.

Equity awards are not coordinated with the release of material nonpublic information. The Committee does not take the release of such information into account as an element of when to make grants.

Stock Ownership

Consistent with our compensation philosophy, we believe that senior management, including the NEOs, should have a significant equity investment in Radian in order to further align their interests and actions with the interests of our stockholders and to further focus the NEOs on sustained performance.

Under our stock ownership guidelines, within three years of being designated an executive officer, the NEOs are required to hold shares with an aggregate market value equal to at least the following values:

Officer	Ownership Guidelines
Mr. Ibrahim	7 times salary
Mr. Hall	3 times salary
Ms. Bazemore	4 times salary
Mr. Brummer	3 times salary
Mr. D’Urso	3.5 times salary

As of December 31, 2015, each of our NEOs was in compliance with our stock ownership guidelines. A NEO’s failure to comply with the guidelines will be considered by the Committee in determining subsequent equity compensation awards to such NEO, including potentially reducing or eliminating future equity awards and making awards otherwise paid in cash, such as short-term incentive awards, payable in stock and subject to these guidelines. Willful or intentional violations may also be considered “cause” for purposes of termination from employment.

V.	Compensation Includes Awards Related to Prior Roles

Mr. Brummer joined our executive compensation program upon becoming Chief Risk Officer of Radian in June 2013. Prior to assuming this role, Mr. Brummer served as Senior Vice President, General Counsel and Chief Risk Officer for Radian Asset Assurance (his “Prior Role”) and was compensated under a compensation program established for Radian Asset Assurance executives.

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Given how critical Mr. Brummer’s Prior Role was for the successful run-off of our financial guaranty business, the Company previously provided him with cash retention awards (the “Legacy Retention Awards”) if he remained employed in good standing with the Company through certain dates. The amount of the Legacy Retention Awards was calculated as a percentage of the STI award (100%) and LTI award (150%) earned by Mr. Brummer in his Prior Role in various performance years. Legacy Retention Awards granted to Mr. Brummer in 2012 and 2013 vested in March 2015 ($312,000), May 2015 ($135,000) and December 2015 ($385,000). In connection with his acceptance of his current role, the Company agreed to continue to honor Mr. Brummer’s Legacy Retention Awards, subject to the existing terms (and potential forfeitures) of the awards. All Legacy Retention Awards have been paid to Mr. Brummer; he is not entitled to receive any additional such payments in the future.

Prior to the Company’s acquisition of Clayton in 2014, Mr. D’Urso and other members of the Clayton senior management team were incented to sell or conduct an initial public offering (“IPO”) of Clayton through participation in the Clayton Holdings LLC Management Incentive Plan (the “Clayton Incentive Plan”). This plan provided for cash payments to participants in connection with a sale or IPO of Clayton, with the payment amounts derived formulaically based on the amount of proceeds derived from any such monetization transaction, among other factors. As a result of the Company’s acquisition of Clayton, Mr. D’Urso was entitled to a cash payment under the Clayton Incentive Plan of which $448,070 was paid to him in June 2015, one-year following the acquisition. Mr. D’Urso is not entitled to receive any additional such payments in the future.

VI.	Other Compensation

In addition to the primary components of their compensation, the NEOs receive additional compensation through their participation in our benefit plans as well as, to a limited extent, through perquisites.

A.	Retirement Compensation

We are committed to providing all of the Company’s employees with competitive benefits, including retirement benefits, that make sense for their financial security, while positioning us for future growth and improved profitability.

Savings Incentive Plan

The Radian Group Inc. Savings Incentive Plan (the “Savings Plan”) serves as a retirement vehicle for the NEOs and other employees. The Savings Plan, among other things, provides for quarterly matching contributions by Radian equal to 100% of employee contributions (up to 6% of eligible pay for 2015). Each of the NEOs participated in the Savings Plan in 2015 other than Mr. D’Urso, who participated in the Clayton Holdings LLC 401(k) Plan and received a matching contribution equal to $0.25 for each dollar contributed up to 6% of eligible compensation. Beginning in 2016, the Clayton Holdings LLC 401(k) Plan has been combined with the Savings Plan and all participants are entitled to a quarterly matching contribution equal to 100% of employee contributions up to 4.5% of eligible pay.

Benefit Restoration Plan

We maintain the Radian Group Inc. Benefit Restoration Plan (“BRP”) to provide additional retirement benefits to our employees who are eligible to participate in the Savings Plan and whose benefits under the Savings Plan are limited by applicable IRS limits on eligible compensation. See “Nonqualified Deferred Compensation” below. We believe the BRP is an appropriate plan for employees and stockholders for the following reasons:

•

Participation is predominately based on compensation earned rather than an employee’s title or position. All employees whose eligible pay exceeds the IRS compensation limit ($265,000 for 2015) are eligible to participate in the BRP in the same year in which they exceed the IRS limit. The Company makes annual contributions to each participant’s account based on eligible compensation;

•	The same formula for calculating benefits under the BRP is used for all participants, creating alignment throughout the organization;

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•	Based on plan design, the BRP is dependent on Company contributions each year, which makes it more flexible and fiscally responsible for Radian;

•

In determining benefits under the BRP, bonus and commissions will affect a participant’s contribution only for the year in which they occur. As a result, compensation in one year is not locked into the benefit formula; and

•	The BRP permits the investment of contributions in the Radian common stock fund, thus permitting participants to invest in Radian.

B.	Deferred Compensation

We maintain a voluntary deferred compensation plan for the Company’s executive officers. The deferred compensation plan allows executive officers to defer (or if amounts were previously deferred, to re-defer subject to certain limitations) all or a portion of cash received under their STI/MTI awards and the cash or shares associated with the vesting of RSUs. Deferring compensation allows executive officers to earn on the deferred amounts a rate of return calculated under different options available to participating executive officers. The deferred compensation program complies with the requirements of applicable IRS regulations. See “Nonqualified Deferred Compensation” below.

C.	Perquisites

In the ordinary course, perquisites generally represent an immaterial component of our NEOs’ compensation. In 2015, Mr. Ibrahim received no perquisites, and the perquisites for each of our other NEOs (other than Mr. Hall) represented less than 1% of his or her total salary. Mr. Hall received a relocation benefit in 2015, which was not subject to a tax gross-up, in connection with his relocation to the Company’s headquarters in Philadelphia, Pennsylvania.

VII.	Change of Control and Severance Agreements

The Committee believes that maintaining severance arrangements on a limited basis is a necessary means for recruiting, motivating and retaining executive officers in the competitive industries in which we participate. Having previously experienced the dislocation caused by a proposed merger, and given the current volatile operating and regulatory environment, we want the NEOs’ sole focus to be on our business and the interests of our stockholders. Further, we believe it is important to be transparent with respect to amounts that the NEOs could receive in the event of their termination. We believe our existing termination pay agreements, including the amounts provided for, are consistent with, and in some cases more conservative than, current market practice.

The Committee regularly evaluates the on-going need for change of control and severance agreements for the NEOs. We have designed and implemented a termination pay strategy for the Company with the primary purposes of:

•	Responsibly tailoring termination payment levels based on current market standards;

•	Providing clarity regarding future potential severance payments to the NEOs;

•	Applying a consistent approach to severance among the Company’s executive officers;

•	Imposing certain restrictive covenants that are important to the Company; and

•	Avoiding excessive payouts on an executive officer’s termination in connection with a change of control of the Company.

As part of this strategy, we replaced various prior severance and change of control agreements for each of the NEOs (each of which had different terms) with a consistent and reasonable severance-based approach. In general, these agreements provide the covered executive with between one and two times the sum of his or her base salary and target incentive award under our STI/MTI Plan as well as a pro-rated target STI/MTI incentive award for the year of termination. Under these agreements, there is no accelerated or enhanced payment in the event of a change of control, no accelerated vesting of equity awards and no gross-up for taxes.

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Mr. Ibrahim’s 2014 employment agreement provides Mr. Ibrahim with a severance provision at two times his base salary and target incentive under the STI/MTI Plan, as well as a pro-rated target incentive award under the STI/MTI Plan for the year of termination. Upon a change of control, there is no accelerated or enhanced payment, no accelerated vesting of equity awards and no gross-up for taxes under Mr. Ibrahim’s 2014 employment agreement.

See “Potential Payments upon Termination of Employment or Change of Control” below for a detailed discussion, including a quantification of, potential payments to the NEOs in connection with a termination event.

VIII.	Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code limits the deductibility of compensation over $1 million paid to a company’s chief executive officer and three next most highly compensated executive officers (other than the chief financial officer). To qualify for deductibility under Section 162(m), compensation in excess of $1 million per year paid to each of these executive officers generally must be “performance-based” compensation as determined under Section 162(m). In general, to be performance-based compensation, the material terms of the performance goals under which the compensation is to be paid must have been disclosed to and approved by our stockholders before the compensation is paid. To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. The Committee may decide to provide non-deductible compensation if it determines that such action is in our best interests and those of our stockholders.

IX.	Anti-Hedging, Clawbacks and Pledging of Securities

In 2015, our board of directors amended our Code of Conduct and Ethics to specifically prohibit our employees and directors from engaging in all forms of speculative transactions in Radian securities.

In 2014, the Board approved a clawback policy that: (1) requires the Committee to seek recoupment of incentive compensation in the event of a material restatement of the Company’s financial results; and (2) authorizes the Committee, in its discretion, to seek recoupment in the event of a determination that the level of achievement of an objectively quantifiable financial performance measure or goal was materially overstated. The clawback policy applies to the Company’s executive officers under Section 16 of the Securities Exchange Act of 1934, as amended (including the NEOs) and any other officer who engaged in fraud or other misconduct in connection with a restatement or overstatement. The clawback policy covers all incentive compensation paid to an officer during the three-year period preceding the restatement or overstatement. Currently, none of our directors or NEOs has pledged any shares of the Company’s common stock as collateral for any loan or other borrowing.

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee of our board of directors has reviewed the “Compensation Discussion and Analysis” section included above and discussed that analysis with our management. Based on its review and discussions with management, the Committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2015. This report is provided by the following independent directors, who constitute the Committee:

Members of the Compensation and

Human Resources Committee

Stephen T. Hopkins (Chair)

Howard B. Culang

Gaetano Muzio

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Director Compensation

The Committee annually reviews and determines the form and amount of our director compensation and recommends changes to the board when it deems appropriate. In evaluating director compensation, the Committee is guided by the following principles: (1) compensation should be made in proportion to the amount of work required of directors in companies of a comparable size and/or complexity to that of the Company, and in light of the current business environment; (2) directors’ interests should be aligned with the long-term interests of our stockholders; (3) the structure of the compensation should be transparent so that it can be easily understood by our stockholders; and (4) compensation should be consistent with director independence.

Directors that are employed by us do not receive additional compensation for serving as a director.

Cash Compensation

All of our non-employee directors other than Mr. Wender receive an annual fee for their services of $32,500. Mr. Wender receives an annual fee of $150,000 for serving as non-executive Chairman, and the chairpersons of the following committees are paid the following additional annual fees:

•	Audit Committee – $25,000

•	Compensation and Human Resources Committee – $15,000

•	Credit Committee – $25,000

•	Governance Committee – $10,000

•	Finance and Investment Committee – $10,000

Each non-employee director also receives a $2,000 fee for each board meeting attended and for each meeting of a committee on which he or she serves. All annual fees are paid quarterly in advance, and all meeting fees are paid quarterly in arrears. The fees set forth in the 2015 Director Compensation table below represent amounts paid to our directors in 2015.

As described below in “Nonqualified Deferred Compensation,” we maintain a voluntary deferred compensation plan for our non-employee directors. The voluntary deferred compensation plan allows non-employee directors to defer (or if amounts were previously deferred, to re-defer subject to certain limitations) receipt of all or a portion of their cash compensation and equity awards and earn a selected rate of return on such amounts. Our non-employee directors are not entitled to participate in our retirement plans.

Equity Compensation

Each of our non-employee directors is entitled to an annual equity award with a grant date fair market value of $115,000. In addition, Mr. Wender also is entitled to an additional annual equity award with a grant date fair market value of $100,000 for serving as non-executive Chairman. We provide annual equity awards to our non-employee directors to compensate them for services rendered as well as to further align their long-term interests with those of our stockholders.

Each year, the Committee considers and recommends to our non-employee directors the form of annual equity awards to be granted to our non-employee directors. The form of annual equity awards may include any equity instrument that is available for issuance to non-employee directors under the Radian Group Inc. 2014 Equity Compensation Plan (the “2014 Equity Plan”). The awards may be settled in cash or in shares of the Company’s common stock, as recommended by the Compensation and Human Resources Committee and approved by the non-employee directors. The terms of the awards (e.g., vesting, change of control, retirement) are approved by the non-employee directors, following a recommendation by the Compensation and Human Resources Committee.

Since 2009, our non-employee directors have received their annual equity awards in the form of time-vested RSUs. Unless the Compensation and Human Resources Committee determines otherwise (before the beginning of the year for which equity awards are earned), we anticipate that future equity awards will

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continue to be granted in the form of time-vested RSUs, that are payable upon a non-employee director’s separation from service. The directors’ RSUs vest in their entirety three years from the date of grant or earlier upon the director’s retirement, death or disability. Messrs. Wender, Carney, Culang, Hopkins and Spiegel currently are eligible for retirement. In addition, vesting also may be accelerated under certain circumstances if the non-employee director has a separation from service following a change of control.

Upon the conversion date of the RSUs (generally defined as a director’s termination of service with us), our non-employee directors will be entitled to the equivalent number of shares of common stock awarded on the date of grant. The RSUs do not entitle our non-employee directors to voting or dividend rights.

Any director who joins the board prior to, or in connection with, the Company’s annual meeting of stockholders is entitled to a full annual equity award at the regularly scheduled quarterly board meeting immediately following the Company’s annual meeting. Directors who leave the board other than for cause (including in the event of retirement, death or disability) are entitled to a pro-rated cash award for the period of time served since the Company’s last annual meeting of stockholders. This award will be calculated by dividing the number of days served since the last annual meeting of stockholders by 365 and multiplying this percentage by the fair market value of the annual equity award to non-employee directors (currently $115,000). In addition, Mr. Wender is entitled to a similar pro-ration with respect to his annual equity award for serving as non-executive Chairman (currently $215,000).

Our board of directors views equity ownership in Radian as an important means of aligning directors’ and stockholders’ interests, and it has adopted stock ownership guidelines for the Company’s non-employee directors. In 2014, the Committee adopted a heightened standard for our stock ownership guidelines, moving from a general ownership expectation to a specific ownership requirement. In addition, in 2014, the board established a separate and significantly higher ownership threshold for the non-executive Chairman. Under the new requirements, the non-executive Chairman is required to hold a minimum direct investment equal to ten times the amount of his annual fee for serving as non-executive Chairman ($1,500,000 for 2015), and the other non-employee directors are each required to hold a minimum direct investment in Radian equal to a market value of at least $350,000. Unless a director holds more than the applicable threshold market value, that director is not permitted to sell shares or other holdings of the Company that he or she owns, subject to certain limited exceptions. Each of our non-employee directors satisfied our stock ownership requirements as of December 31, 2015.

In addition to the amounts reported above, we also pay for or reimburse directors for travel expenses related to attending board, committee or other company business meetings and approved educational seminars.

The following table provides information about compensation paid to each of our non-employee directors in 2015.

2015 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)	Change to Non-qualified Deferred Compensation Earnings(2) ($)	Total ($)
Herbert Wender	270,000	(3)	215,000	0	485,000
David C. Carney	135,500		115,000	0	250,500
Howard B. Culang	137,500		115,000	0	252,500
Lisa W. Hess	114,500		115,000	0	229,500
Stephen T. Hopkins	131,500		115,000	0	246,500
Brian D. Montgomery	90,500		115,000	0	205,500
Gaetano Muzio	102,500		115,000	0	217,500
Gregory V. Serio	104,833		115,000	0	219,833
Noel J. Spiegel	110,500		115,000	0	225,500

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(1)	Represents the grant date fair value of awards computed in accordance with the accounting standard regarding share-based compensation payments. Each non-employee director who was elected at our 2015 Annual Meeting of Stockholders was awarded 6,333 RSUs on May 13, 2015, with a grant date fair value of $115,000. In addition, Mr. Wender received an additional award of 5,507 RSUs with a grant date fair value of $100,000 for his services as non-executive Chairman. The grant date fair value of RSUs is the closing price of our common stock on the NYSE as of the grant date ($18.16 on May 13, 2015). As of December 31, 2015, each non-employee director held the following number of shares of phantom stock and RSUs:

Name	Shares of Phantom Stock* (#)	Restricted Stock Units (#)
Mr. Wender	57,358	268,265
Mr. Carney	59,450	143,491
Mr. Culang	58,617	143,491
Ms. Hess	—	89,545
Mr. Hopkins	58,617	143,491
Mr. Montgomery	—	68,749
Mr. Muzio	—	68,749
Mr. Serio	—	68,749
Mr. Spiegel	—	89,545
*	Includes dividend equivalents to be issued upon conversion of the phantom shares.

(2)	We do not pay above-market or preferential interest or earnings on amounts deferred under our voluntary deferred compensation plan for our non-employee directors.

(3)	Mr. Wender deferred 100% of his cash compensation earned in 2015 pursuant to the voluntary deferred compensation plan for our non-employee directors.

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Executive Compensation

The following table describes our compensatory and other arrangements with: (1) Mr. Ibrahim, our principal executive officer; (2) Mr. Hall, our principal financial officer; and (3) Ms. Bazemore and Messrs. Brummer and D’Urso, our three most highly compensated executive officers (other than our principal executive officer and principal financial officer) serving as executive officers at December 31, 2015:

2015 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non- Equity Incentive Plan Compen- sation (3) ($)	All Other Compen- sation (4) ($)	Total ($)
Sanford A. Ibrahim	2015	950,000	750,000	2,128,068	705,721	1,437,500	94,248	6,065,537
Chief Executive Officer	2014	900,000	1,150,000	2,362,635	787,553	2,053,125	110,724	7,364,037
(Principal Executive Officer)	2013	900,000	1,082,500	1,499,706	787,634	2,732,031	109,384	7,111,255
J. Franklin. Hall	2015	400,000	170,000	337,822	112,117	0	99,639	1,119,578
Executive V.P., Chief Financial Officer (Principal
Financial Officer)
Teresa Bryce Bazemore	2015	550,000	322,500	675,645	224,087	625,000	50,181	2,447,413
President, Radian Guaranty	2014	500,000	500,000	750,074	250,119	1,029,688	53,571	3,083,452
	2013	500,000	543,750	476,167	250,098	1,388,500	53,047	3,211,562
Derek V. Brummer	2015	415,000	1,049,500	388,566	128,847	387,500	35,861	2,405,274
Executive V.P., Chief Risk	2014	390,000	757,000	431,393	143,779	194,391	38,164	1,954,727
Officer	2013	373,077	869,638	273,819	143,774	0	127,055	1,787,363
Joseph D’Urso	2015	500,000	277,500	506,734	168,029	0	452,252	1,904,515
Former President, Clayton Holdings LLC
(1)	Represents the STI award paid to each of our NEOs under our STI/MTI Plan for the performance year in which it was earned. Each NEO is paid 50% of his or her STI award for the year earned, with the remaining 50% forming the NEO’s target MTI award. MTI award payments are reported for the final year in which the payments are earned, as reflected in the “Non-Equity Incentive Plan Compensation” column, as described in footnote (3) below. For additional information, see “Compensation Discussion and Analysis—IV. Primary Components of Compensation—Short-Term and Medium-Term Incentive Program.” In addition to the amounts paid under our STI/MTI Plan, with respect to Mr. Brummer, the amounts reported include payments to him under compensation programs related to his Prior Role with Radian Asset Assurance. For 2015, these additional payments included $832,000 of Legacy Retention Awards. For additional information, see “Compensation Discussion and Analysis—V. Compensation Includes Awards Related to Prior Roles.”

(2)	Represents the grant date fair value of the awards computed in accordance with the accounting standard regarding share-based compensation payments. For 2015 awards, the grant date fair values were calculated by using the Monte Carlo model ($17.74 and $14.68 on July 9, 2015 for Performance-Based RSUs and Performance-Based Options, respectively). For a discussion of the assumptions used in calculating these amounts, see Note 15, “Share-Based and Other Compensation Programs,” of Notes to Consolidated Financial Statements in our 2015 Annual Report on Form 10-K.

(3)	Amounts reported for 2015 represent the MTI award paid to each of our NEOs with respect to the year in which it is earned (for 2015, reported amounts represent payments pursuant to the 2014 MTI award, covering the 2014 through 2015 performance period). Based on the dates on which they joined the Company, Messrs. Hall and D’Urso were not eligible to receive a 2014 MTI award.

(4)	For 2015, “All Other Compensation” includes the following amounts:

•	Payment of $448,070 to Mr. D’Urso under the Clayton Incentive Plan. For additional information, see “Compensation Discussion and Analysis—V. Compensation Related to Prior Roles.”

•

$15,900 in matching contributions credited under our Savings Plan for the benefit of each of the NEOs other than Mr. D’Urso who participated in and received $3,675 in matching contributions under the Clayton Holdings LLC 401(k) Plan.

•

Contributions made by us under our BRP for the benefit of the NEOs (other than Mr. D’Urso who was not eligible to participate in 2015) in the following amounts: Mr. Ibrahim—$55,350; Mr. Hall—$8,100; Ms. Bazemore—$25,350; and Mr. Brummer—$15,225.

•

The dollar value of imputed income from premiums paid by us for long-term disability insurance for the benefit of the following NEOs in the following amounts: Mr. Ibrahim—imputed income of $8,592; Ms. Bazemore—imputed income of $3,383; Mr. Brummer—imputed income of $2,018; and Mr. D’Urso—imputed income of $147.

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•

The dollar value of imputed income from premiums paid by us under life insurance policies on the lives of the following NEOs in the following amounts: Mr. Ibrahim—imputed income of $14,406 in premiums; Ms. Bazemore—imputed income of $3,894 in premiums; Mr. Brummer—imputed income of $1,848 in premiums; and Mr. D’Urso——imputed income of $360 in premiums.

•	$74,770 of relocation benefits consisting of payments for temporary housing for Mr. Hall in connection with his relocation to Philadelphia, Pennsylvania.

•	Parking benefits for NEOs in the following amounts: Mr. Hall—$869; Ms. Bazemore—$1,653; and Mr. Brummer—$869.

2015 GRANTS OF PLAN BASED AWARDS

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (2)		All Other Option Awards: Number of Securities Underlying Options (3) (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards (4) ($)
Name	Grant Date	Target ($)	Maximum ($)	Target (#)	Maximum (#)
Mr. Ibrahim	2/9/2015	1,150,000	1,437,500
	7/9/2015			119,940	239,880			2,128,068
	7/9/2015					48,090	18.42	705,721
Mr. Hall	2/9/2015	N/A	N/A
	7/9/2015			19,040	38,080			337,822
	7/9/2015					7,640	18.42	112,117
Ms. Bazemore	2/9/2015	500,000	625,000
	7/9/2015			38,080	76,160			675,645
	7/9/2015					15,270	18.42	224,087
Mr. Brummer	2/9/2015	310,000	387,500
	7/9/2015			21,900	43,800			388,566
	7/9/2015					8,780	18.42	128,847
Mr. D’Urso	2/9/2015	N/A	N/A
	7/9/2015			28,560	57,120			506,734
	7/9/2015					11,450	18.42	168,029
(1)	Represents the 2014 MTI award (covering the 2014 and 2015 performance years) granted under our STI/MTI Plan. As discussed above under “Compensation Discussion and Analysis—IV. Primary Components of Compensation—Short-Term and Medium-Term Incentive Program,” each NEO’s target 2014 MTI award was established in 2015, in connection with the payment of the 2014 STI awards. Each NEO other than Mr. Hall and Mr. D’Urso was entitled to a cash payment in 2015 ranging from 0% to 125% of his or her target 2014 MTI award. Based on the dates on which they joined the Company, Messrs. Hall and D’Urso were not eligible to participate in the 2014 MTI award. See the 2015 Summary Compensation Table for the amounts paid to each NEO under this award and “Compensation Discussion and Analysis—IV. Primary Components of Compensation—Short-Term and Medium-Term Incentive Program—2014 Medium-Term Incentive Analysis” for a discussion regarding the payment of the 2014 MTI award. These awards do not have a threshold level or equivalent.

(2)	Represents the target and maximum number of shares that may be issued pursuant to Performance-Based RSU awards granted to each of the NEOs under our 2014 Equity Plan. At the end of the performance period, the NEOs will be entitled to receive a number of RSUs (from 0 to 200% of target) based on the Company’s relative and absolute TSR for the performance period. For more information, see “Compensation Discussion and Analysis—IV. Primary Components of Compensation—Long-Term Incentive Program—LTI Awards Granted in 2015—2015 Performance-Based RSU Awards.” These awards do not have a threshold level or equivalent.

(3)	Represents non-qualified Performance-Based Options granted under our 2014 Equity Plan to each of the NEOs. The Performance-Based Options will vest 50% on each of the third and fourth anniversaries of the grant date, provided that, the options only will vest if the closing price of the Company’s common stock on the NYSE exceeds $23.03 (125% of the option exercise price) for ten consecutive trading days ending on or after the third anniversary of the date of grant. For more information, see “Compensation Discussion and Analysis—IV. Primary Components of Compensation—Long-Term Incentive Program—LTI Awards Granted in 2015—2015 Performance-Based Option Awards.”

(4)	Represents the grant date fair value of the awards computed in accordance with the accounting standard regarding share-based compensation payments. For 2015 awards, the grant date fair value was calculated by using the Monte Carlo model ($17.74 and $14.68 on July 9, 2015 for Performance-Based RSUs and Performance-Based Options, respectively). For a discussion of the assumptions used in calculating these amounts, see Note 15, “Share-Based and Other Compensation Programs,” of Notes to Consolidated Financial Statements in our 2015 Annual Report on Form 10-K.

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The following table provides information regarding all equity awards outstanding at December 31, 2015 for each of the NEOs.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock That Have Not Vested ($)
Mr. Ibrahim	87,900	0		10.42	05/12/17
	269,700	0		3.58	06/09/18
	160,030	160,030	(1)	2.45	06/05/22
								113,100	(2)	1,514,409
	0	71,930	(3)	13.99	05/13/23
	0	64,580	(4)	15.44	06/16/24
								159,100	(5)	2,130,349
	0	48,090	(6)	18.42	07/08/25
								119,940	(7)	1,605,997
Mr. Hall	0	7,640	(6)	18.42	07/08/25
								19,040	(7)	254,946
Ms. Bazemore	44,000	0		10.42	05/12/17
	107,030	0		3.58	06/09/18
	65,275	65,275	(1)	2.45	06/05/22
								35,910	(2)	480,835
	0	22,840	(3)	13.99	05/13/23
	0	20,510	(4)	15.44	06/16/24
								50,510	(5)	676,329
	0	15,270	(6)	18.42	07/08/25
								38,080	(7)	509,891
Mr. Brummer								20,650	(2)	276,504
	0	13,130	(3)	13.99	05/13/23
	0	11,790	(4)	15.44	06/16/24
								29,050	(5)	388,980
	0	8,780	(6)	18.42	07/08/25
								21,900	(7)	293,241
Mr. D’Urso	0	11,640	(4)	15.44	06/16/24
								29,970	(5)	401,298
	0	11,450	(6)	18.42	07/08/25
								28,560	(7)	382,418
(1)	Options scheduled to vest on June 6, 2016.

(2)	RSUs scheduled to vest on May 14, 2016. These performance-based RSUs have a potential payout ranging from 0% to 200% of the RSUs scheduled to vest.

(3)	Options scheduled to vest in two equal installments on each of the following dates: May 14, 2016 and May 14, 2017, provided that the options will vest only if the closing price of the Company’s common stock on the NYSE exceeds $17.49 (125% of the option exercise price) for ten consecutive trading days ending on or any time after the third anniversary of May 14, 2013, the date of grant.

(4)	Options scheduled to vest in two equal installments on each of the following dates: June 17, 2017 and June 17, 2018, provided that the options will vest only if the closing price of the Company’s common stock on the NYSE exceeds $19.30 (125% of the option exercise price) for ten consecutive trading days ending on or any time after the third anniversary of June 17, 2014, the date of grant

(5)	RSUs scheduled to vest on June 17, 2017. These performance-based RSUs have a potential payout ranging from 0% to 200% of the RSUs scheduled to vest.

(6)	Options scheduled to vest in two equal installments on each of the following dates: July 9, 2018 and July 9, 2019, provided that the options will vest only if the closing price of the Company’s common stock on the NYSE exceeds $23.03 (125% of the option exercise price) for ten consecutive trading days ending on or any time after the third anniversary of July 9, 2015, the date of grant.

(7)	RSUs scheduled to vest on July 9, 2018, with a post-vesting retention period (net of shares withheld for taxes) for one year. These Performance-Based RSUs have a potential payout ranging from 0% to 200% of the RSUs scheduled to vest.

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OPTION EXERCISES AND STOCK VESTED DURING 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (1) (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (2) (#)	Value Realized on Vesting ($)
Mr. Ibrahim	253,000	3,680,297	679,940	12,218,522
Mr. Hall	0	0	0	0
Ms. Bazemore	73,800	1,017,149	474,700	8,530,359
Mr. Brummer	0	0	0	0
Mr. D’Urso	0	0	0	0
(1)	Represents the exercise of options that were scheduled to expire on August 7, 2015. Value realized on exercise reflects the difference between the closing price of the Company’s common stock on the NYSE on the date of exercise and the exercise price of the option.

(2)	Represents the vesting and cash settlement (at 200% of target) of performance-based RSUs granted on June 6, 2012. Performance for this award was measured based on the Company’s absolute TSR performance and and relative TSR performance compared to the median TSR of MGIC Investment Corporation and the companies listed on the NASDAQ Financial 100 Index.

Nonqualified Deferred Compensation

Directors and Officers Deferred Compensation Plans

We maintain a voluntary deferred compensation plan for senior officers and a voluntary deferred compensation plan for our non-employee directors. The voluntary deferred compensation plan for officers allows eligible officers (including the NEOs) to defer the receipt of: (1) all or a portion of bonus amounts payable under the STI/MTI Plan; and (2) cash or shares that would otherwise be payable upon the vesting of RSUs. The deferred compensation plan for non-employee directors allows the directors to defer the receipt of: (1) all or a portion of their cash compensation; and (2) cash or shares that would otherwise be payable upon the vesting of RSUs.

With respect to cash compensation, a participant must generally make a binding written election before the calendar year in which the compensation is earned (or in the case of a multi-year performance period, before the first year of the performance period) to defer payment of such compensation for at least two full calendar years beyond the year for which the election is made (or until such other time as is specified under the applicable plan). With respect to RSUs, the election must generally be made before the calendar year in which the services related to the RSUs will be performed; provided that in the case of the officers’ deferred compensation plan, if the RSUs qualify as “performance-based compensation,” as set forth in Section 409A of the Code, a deferral election may be made no later than six months before the end of the performance period for which the RSUs are earned (and in no event later than the date on which the amount of the RSUs to be issued becomes known). Subject to certain requirements and conditions set forth in the plan, non-employee directors may elect to further defer amounts previously deferred under the plan.

Cash amounts deferred under the plans that are credited to a participant’s deferred compensation account are credited with earnings and debited with losses based on a hypothetical investment selected by the participant in one or more investment funds designated by the Committee (the “Notional Fund Return”). We do not pay guaranteed, above-market or preferential interest or earnings on deferred amounts. The portion of a participant’s account related to vested and unvested deferred stock-settled RSUs and unvested deferred cash-settled RSUs is denominated in notional shares of Radian’s common stock and is adjusted for any increases or decreases in value of the common stock. For deferred cash-settled RSUs, upon vesting, the notional cash amount associated with the deferred cash-settled RSUs is credited to the participant’s deferred compensation account and is credited with earnings and debited with losses based on the Notional Fund Return, as described above. Subject to the requirements of Section 409A of the Code, participants’ accounts are distributed at the dates specified in their deferral

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election forms or, in certain cases, upon an earlier termination of employment or service, in the form elected by the participant (either lump sum or installments in accordance with the terms of the plans), unless another form is specified by the terms of the applicable plan.

Deferring compensation defers income tax liability on that compensation until it is paid to the participant. The plans are not funded, and the deferred amounts are not segregated from our general assets. Accordingly, participants in each plan are general unsecured creditors of Radian with respect to the amounts due under the plans.

Benefit Restoration Plan

We adopted a nonqualified BRP effective January 1, 2007. Participants in the BRP are entitled, among other things, to the following:

•

Each participant in our prior Supplemental Executive Retirement Plan (the “SERP”), which was terminated effective December 31, 2006, received an initial balance in the BRP equal to the then-present value of the participant’s SERP benefit as of such date;

•

For each plan year, we credit each participant’s account (regardless of whether the participant contributed any amount to the Savings Plan during the plan year) with an amount equal to a percentage (6% for 2015) of the participant’s “eligible compensation,” defined generally as base salary (including commission income, if applicable) in excess of applicable IRS limits with regard to contributions to the Savings Plan, plus certain bonus and commissions;

•

For each participant eligible to receive a transition credit under the Savings Plan, we have provided an additional transition credit under the BRP based on each participant’s eligible compensation under the BRP; and

•	Our board of directors also may make discretionary, pro rata (based on eligible compensation) credits to participants under the BRP.

Participants are immediately vested in all amounts credited by us (along with any notional income and/or gains attributable to the credits) as part of the company credit and transition credits. Discretionary credits, if any, generally vest upon completion of three years of service with us, and amounts carried over from the SERP generally vest upon ten years of service with us, in each case, with service credit for those years of service completed prior to receipt of such credits. Discretionary credits, if any, become fully vested upon death, disability or a change of control. To date, our board of directors has not made any discretionary credits to participants under the BRP. Under the terms of Mr. Ibrahim’s 2008 employment agreement with the Company, Mr. Ibrahim became fully vested in the amount of his accrued benefit under the BRP upon his completion in May 2010 of five full years of service with Radian.

A participant’s interest in the BRP is an unfunded bookkeeping account that the participant may elect to invest in one or more notional investment alternatives designated by the Committee. Participants are not permitted to make voluntary contributions under the BRP. Subject to compliance with applicable tax rules, payouts under the plan are made in a lump sum following the participant’s death or separation from service.

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The following table sets forth information relating to our voluntary deferred compensation plan for officers and the BRP for each of the NEOs:

2015 NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name (1)	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Mr. Ibrahim	DCP	11,931,387	0	138,213	0	12,069,600
	BRP	*	55,350	(6,529)	0	1,540,039
Mr. Hall	DCP	0	0	0	0	0
	BRP	*	8,100	0	0	8,100
Ms. Bazemore	DCP	0	0	0	0	0
	BRP	*	25,350	(225)	0	224,619
Mr. Brummer	DCP	0	0	0	0	0
	BRP	*	15,225	(1,687)	0	135,445
Mr. D’Urso (3)	DCP	0	0	0	0	0
	BRP	*	0	0	0	0
*	Not applicable. Participants are not permitted to make voluntary contributions under the BRP.

(1)	The Radian Voluntary Deferred Compensation Plan for Officers (DCP) and the Radian Group Inc. Benefit Restoration Plan (BRP).

(2)	These amounts are also included in the All Other Compensation column of the 2015 Summary Compensation Table for 2015.

(3)	Mr. D’Urso was not eligible to participate in the BRP in 2015.

Potential Payments upon Termination of Employment or Change of Control

This section describes the various employment and severance agreements that we have entered into with each of our NEOs, as well as other benefits that our NEOs would receive in the event of employment termination under specific circumstances. The amounts presented in the tables that follow only include those amounts that would be paid to a NEO in connection with a particular termination event, and do not include amounts that he/she (or his/her estate, representatives, heirs or beneficiaries, as applicable, in the case of death) may be entitled to receive after the end of any applicable incentive compensation performance period following a termination event.

The amounts in each column of the tables presented are not mutually exclusive, and amounts in one column may be repeated or included within the amounts in another. Unless otherwise specified, the information set forth in the tables below is estimated as of December 31, 2015, and assumes that a change of control of Radian or termination of the NEO’s employment with us, as the case may be, took place as of such date. The abbreviation “COC” in the tables refers to a “change of control” of Radian as defined for purposes of the applicable plan or agreement.

CEO Compensation Agreement

On November 12, 2014, we entered into a new employment agreement with Mr. Ibrahim (the “2014 Agreement”) that replaced his prior employment agreement from 2011 (the “2011 Agreement”). The terms of the 2014 Agreement (further described below) are generally consistent with the terms of the 2011 Agreement, except as follows:

•	Mr. Ibrahim’s base salary was increased from $900,000 to $950,000, effective January 1, 2015. Prior to this, Mr. Ibrahim’s base salary was last increased in 2011;

•

The 2014 Agreement eliminates pre-established minimum target levels for incentive-based compensation under the 2011 Agreement, including Mr. Ibrahim’s minimum target bonus of 1.75 times base salary under the Company’s STI/MTI Plan and Mr. Ibrahim’s minimum target LTI award of 3.5 times base salary; and

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•	In light of the Company’s acquisition of Clayton, the scope of the non-competition provision in the 2014 Agreement was expanded to include Clayton’s businesses.

The 2014 Agreement provides that Mr. Ibrahim will continue as Chief Executive Officer of the Company through December 31, 2017 (the “term”) and that he will be nominated as a member of the board of directors of the Company during this term. The 2014 Agreement entitles Mr. Ibrahim to the following compensation during the term of his employment: (1) an annual base salary of $950,000, effective January 1, 2015, which may be increased, but not decreased; (2) eligibility to earn an incentive award under the STI/MTI Plan, or any successor plan, subject to achievement of certain performance goals that may be established by the Compensation and Human Resources Committee, with his target level for the STI/MTI Plan to be determined by the Compensation and Human Resources Committee at the beginning of each fiscal year; and (3) eligibility to participate in any LTI programs established by the Company for its senior level executives, including the 2014 Equity Plan, or any successor plan (the “Equity Plan”), with his target level for LTI compensation for any fiscal year to be determined by the Compensation and Human Resources Committee. Mr. Ibrahim is also provided with vacation, holiday and sick leave, at levels commensurate with those provided to other senior executives of the Company, and he may participate in the Company’s employee benefit plans, in accordance with their terms.

For equity awards and other LTI awards (“Incentive Awards”) granted to Mr. Ibrahim, the 2014 Agreement provides:

•

If Mr. Ibrahim’s employment terminates for any reason (other than for cause or upon his death or disability), including retirement, any service-based vesting provisions will immediately lapse, but in all other respects, these Incentive Awards will continue to vest (including based on the achievement of any applicable performance conditions) or become exercisable or payable according to their terms;

•

If Mr. Ibrahim dies or becomes disabled while employed, all of his outstanding equity awards and any non-equity-based LTI awards that are not subject to performance conditions will become fully vested, exercisable and payable, and any non-equity-based LTI awards that are subject to performance-based vesting will continue to vest according to their terms; and

•

If Mr. Ibrahim dies or becomes disabled following his termination of employment (other than for cause), any outstanding Incentive Awards that are not subject to performance conditions will become fully vested, exercisable and payable, while any Incentive Awards that are subject to performance-based vesting will continue to vest according to their terms.

Pursuant to the 2014 Agreement, Mr. Ibrahim will receive the following severance benefits if his employment is terminated without “cause” or if he terminates employment for “good reason” (as such terms are defined in the 2014 Agreement) and he executes and does not revoke a written release of any claims against the Company: (1) two times his base salary payable as follows: the maximum amount ($530,000 for 2015) that can be paid under the “separation pay” exception of section 409A of the Code to be paid in 12 equal monthly installments following Mr. Ibrahim’s termination of employment, with the first payment to be made on the 60th day following his termination and the remainder to be paid in a lump sum payment between March 1 and March 15 of the calendar year following his termination of employment; (2) an amount equal to the greater of two times his target incentive award under the STI/MTI Plan for 2014 or for the year in which the termination occurs (or if it has not yet been established, the target incentive award for the immediately preceding fiscal year) (which amount will be paid in a lump sum payment between March 1 and March 15 of the calendar year following his termination of employment); and (3) a pro-rated target incentive award under the STI/MTI Plan for the year of termination, or if it has not yet been established, the target incentive award for the immediately preceding fiscal year (and in any event which amount shall not be less than his 2014 target incentive award and which will be paid in a lump sum on the 60th day following his termination of employment).

Under the 2014 Agreement, if Mr. Ibrahim’s employment terminates for any reason other than cause, Mr. Ibrahim is entitled to reimbursement for continued medical coverage for himself and his spouse under the Company’s health plans until the earlier of: (1) the date on which Mr. Ibrahim becomes eligible to elect medical coverage under Social Security Medicare; (2) the date he is eligible for medical coverage

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under a plan maintained by a successor employer; or (3) the date of Mr. Ibrahim’s death. Similar coverage provisions apply to Mr. Ibrahim’s spouse. During any period of continued medical coverage, Mr. Ibrahim shall pay the full monthly premium cost of such coverage which shall be equal to the COBRA premium during the COBRA health care continuation coverage period and shall be the Company’s deemed premium cost of such medical coverage after that period. If, upon his termination of employment, Mr. Ibrahim executes and does not revoke a written release of any claims against the Company, he will be entitled to receive monthly reimbursements equal to the premium rate paid by Mr. Ibrahim for continued participation in the Company’s health plans, less the co-payment rate paid by Company employees. If the Company is not able to continue coverage to Mr. Ibrahim under the Company’s health plans without adverse tax consequences, the Company will provide an economically equivalent benefit in another mutually agreeable form.

The 2014 Agreement also provides that: (1) if Mr. Ibrahim’s employment terminates by reason of death or disability, Mr. Ibrahim (or in the event of his death, his estate) will be entitled to receive his target incentive award under the STI/MTI Plan for the year in which his death or disability occurs, or if it has not yet been established, the target incentive award for the immediately preceding fiscal year (and in any event which amount shall not be less than his 2014 target incentive award); and (2) if Mr. Ibrahim’s employment continues through the end of any calendar year and he is not terminated for cause, he will be eligible to receive (subject to certain conditions, but without regard to continued service) any STI award to be paid shortly following such calendar year and any MTI award to be paid shortly following the conclusion of the subsequent calendar year.

The 2014 Agreement does not include any tax gross-up. If an excise tax under section 4999 of the Code would be triggered by any payments upon a change of control, the aggregate present value of the payments to be made under the 2014 Agreement will be reduced to an amount that does not cause any amounts to be subject to such an excise tax if the net amount of the reduced payments, on an after-tax basis, is greater than or equal to the net amount of the payments without such reduction, but taking into consideration any excise tax under section 4999 of the Code.

The 2014 Agreement provides that any incentive compensation provided to Mr. Ibrahim will be subject to the Company’s clawback or recoupment policies and policy regarding securities trading.

If Mr. Ibrahim continues in employment through December 31, 2017, and his employment is terminated (other than for cause) on or after December 31, 2017, the Company and Mr. Ibrahim will enter into a consulting agreement (the “Consulting Agreement”). During the twelve month period immediately following Mr. Ibrahim’s termination date, he will be retained to provide consulting services with respect to the transition of management and other matters as determined by the Company and, in this capacity, will be paid a monthly consulting fee equal to his monthly base salary at the rate in effect on the last day of the term. At the end of the initial twelve month consulting period, the Company may offer to extend the Consulting Agreement for one or more periods that, in the aggregate, do not exceed two additional years. During any extension period, Mr. Ibrahim will be paid a monthly consulting fee equal to fifty percent of his monthly base salary at the rate in effect on the last day of the term. Mr. Ibrahim and the Company will enter into the Consulting Agreement only if, upon his termination of employment, Mr. Ibrahim executes and does not revoke a written release of any claims against the Company.

Under the 2014 Agreement, Mr. Ibrahim has agreed not to compete with the Company in any business in which the Company is then materially and actively engaged (subject to certain exceptions) and not to solicit its customers during his employment and for a period ending on the later of: (i) 12 months after his termination of employment for any reason; or (ii) the end of the term of the Consulting Agreement. Mr. Ibrahim has also agreed not to solicit the Company’s employees during his employment, during any period during which he is providing services to the Company under the Consulting Agreement, and for a period of twelve months following the later of (i) his termination of employment for any reason; or (ii) the end of the term of the Consulting Agreement.

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CEO Payments and Benefits upon Termination or Change of Control

The following table describes the potential payments and benefits to which Mr. Ibrahim would be entitled under the 2014 Agreement, as well as under our other plans and arrangements, in the event of the triggering events listed in each column. The Company does not accelerate any payments or the vesting of any equity or non-equity LTI awards in the event of a change of control of the Company unless there is also a subsequent termination of employment.

Payments and Benefits	Termination Without Cause / Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause / Resignation For Good Reason (In Connection with COC) ($)	Retirement (1) ($)	Death or Disability ($)
Cash Severance:
Base Salary	1,900,000	0	1,900,000	0	0
Bonus	4,987,500	0	4,987,500	0	0
STI/MTI (2):	2,187,500	0	2,187,500	2,187,500	3,100,000
Acceleration under Equity & Cash Based Performance Plans:
Accelerated Performance-Based Stock Options (3)	0	0	1,750,728	0	1,750,728
Accelerated Performance-Based RSUs (3)	0	0	5,250,755	0	5,250,755
Plan Benefits (4) and Perquisites:
Continued Health and Welfare Benefits (5)	41,907	0	41,907	41,907	41,907
Total (6)	9,116,907	0	16,118,390	2,229,407	10,143,390

(1)	Mr. Ibrahim currently is eligible to retire pursuant to the terms of his outstanding equity awards.

(2)	Mr. Ibrahim will be entitled to payments under the STI/MTI Plan on the same terms as described in footnote (2) to the tables below for our other NEOs except with respect to the following:

•	In the event of Mr. Ibrahim’s death or disability, Mr. Ibrahim will be entitled to his target STI and MTI award for the year of his death or disability; and

•

In the event Mr. Ibrahim retires or voluntarily resigns on or after the end of any calendar year, Mr. Ibrahim will remain eligible to receive his STI award (and corresponding MTI award) for such performance year, which amounts (if any) will be paid at the same time as amounts are paid to other participants.

(3)	With respect to performance-based equity awards granted to Mr. Ibrahim in 2012 through 2015:

•

In the event of a change of control, Mr. Ibrahim’s performance-based stock options and performance-based RSUs would continue to vest (at target for performance-based RSUs) in accordance with their terms and become exercisable or payable, as applicable, at the same time as other participants; provided, however, that if Mr. Ibrahim’s employment is terminated without cause or he terminates his employment for good reason during the period beginning 90 days before the change of control and ending on the one-year anniversary of such change of control (the “COC Period”), such performance-based stock options and the performance-based RSUs would vest (at target for performance-based RSUs) and become exercisable or payable as applicable, upon such termination (or, if later, on the date of the change of control).

•

In the event of Mr. Ibrahim’s death or disability, his performance-based stock options would vest and become immediately exercisable and his performance-based RSUs would vest (at target) and become immediately payable.

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•

In the event of Mr. Ibrahim’s termination of employment other than for cause, death or disability (including upon his retirement), his performance-based stock options and performance-based RSUs would continue to remain outstanding and would vest and become exercisable or payable, as applicable, only upon the attainment of performance goals set forth in such stock option and RSU agreements at the same time as other participants.

The value of the options presented in the tables above represents the aggregate of the excess of the closing price of our common stock on the NYSE at December 31, 2015 ($13.39), over the exercise price of the options that would be accelerated. See the Outstanding Equity Awards at 2015 Fiscal Year-End table above for the exercise prices of outstanding unvested options at December 31, 2015. The value of the RSUs included in the table above represents the aggregate value of the RSUs that would be accelerated as of the date of termination based on the closing price of our common stock on the NYSE at December 31, 2015 ($13.39).

(4)	Upon termination of Mr. Ibrahim’s employment with us, he may be entitled to other amounts under our benefit plans, as discussed above. The payment deferral date under our DCP is accelerated upon his death or disability. This plan is discussed above under “Nonqualified Deferred Compensation.” Accrued amounts under this plan are not subject to enhancement upon a termination or change of control and therefore are not presented in the table above. Discretionary contributions, if any, made by our board of directors to Mr. Ibrahim’s BRP account will become fully vested upon his death or disability or upon a change of control.

(5)	Under Mr. Ibrahim’s employment agreement, if his employment is terminated other than for cause (including in the event of his retirement), Mr. Ibrahim is entitled to reimbursement for continued medical coverage for himself and his spouse under the Company’s health plans until the earlier of: (1) the date on which Mr. Ibrahim becomes eligible to elect medical coverage under Social Security Medicare; (2) the date he is eligible for medical coverage under a plan maintained by a successor employer; or (3) the date of Mr. Ibrahim’s death. Similar coverage provisions and periods apply to Mr. Ibrahim’s spouse.

(6)	Under Mr. Ibrahim’s employment agreement, if amounts payable constitute an “excess parachute payment” within the meaning of Section 280G of the Code, we are required to reduce (but not below zero) the amount of such payments if reducing such payments would, because of the impact of such reduction on the excise taxes payable in such situations, provide to Mr. Ibrahim a greater net after-tax amount than would be the case if no reduction was made. The amounts presented in the tables do not reflect any such potential reduction in payment.

Other Named Executive Officers – Compensation Related Agreements

Throughout the discussion that follows, we refer to Ms. Bazemore and Messrs. Hall, Brummer and D’Urso collectively as our “Other NEOs.” We have entered into severance agreements on substantially similar terms with each of our Other NEOs.

Under these severance agreements, if the NEO’s employment is terminated by the Company for any reason other than cause or disability or is terminated by the executive officer for good reason, the NEO will be entitled to the following:

(i)	A percentage of the NEO’s annual base salary (100%, 150% or 200%) at the time of termination, to be paid in accordance with the Company’s normal payroll practices (the “Base Salary Severance Payment”);

(ii)	A percentage (100%, 150% or 200%) of the NEO’s target incentive award (the “Target Incentive Award”) under the STI/MTI Plan, or any successor plan, for the year in which the termination occurs, to be paid in one lump sum payment on the 30th day following the termination date (the “STI/MTI Severance Payment”); and

(iii)	A prorated Target Incentive Award amount equal to the NEO’s Target Incentive Award for the year in which the termination occurs multiplied by a fraction, the numerator of which is the number of days that the executive officer was employed by the Company during the year of termination and the denominator of which is 365, to be paid in one lump sum payment on the 30th day following the termination date.

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In order to receive any severance amounts under the severance agreement, the NEO must execute a general release of claims against the Company and its affiliates. The severance agreement does not provide for accelerated vesting of equity awards granted to the NEO or a tax gross-up. In addition, under the severance agreement, the NEO has agreed not to compete with the Company and not to solicit the Company’s employees or customers during the Restricted Period, as described below, following termination of the executive officer’s employment for any reason.

Consistent with the Company’s standard severance policy for senior executive officers, the severance agreement also provides that: (i) the Company will reimburse the monthly cost of continued health coverage for the executive officer and his/her spouse and dependents under the Company’s health plan during the Restricted Period; and (ii) the Company will provide executive outplacement services for up to 12 months after termination. The severance agreements automatically renew at each year end for additional one-year periods unless the Company provides at least 45 days prior written notice that the severance agreements will not be extended.

The following table highlights as of December 31, 2015: (i) the severance payments (excluding the prorated target incentive award payment); and (ii) the Restricted Period for each of our Other NEOs.

	Base Salary Severance Payment Amount	STI/MTI Severance Payment Amount	Restricted Period
Ms. Bazemore	200% of Base Salary	200% of Target Incentive Award	18 months
Mr. Hall(1)	150% of Base Salary	150% of Target Incentive Award	12 months
Mr. D’Urso	100% of Base Salary	100% of Target Incentive Award	12 months
Mr. Brummer	100% of Base Salary	100% of Target Incentive Award	12 months

(1)	Pursuant to the terms of Mr. Hall’s severance agreement, Mr. Hall’s Base Salary Severance Payment Amount was reduced to 100% of Base Salary, effective January 1, 2016.

Payments and Benefits upon Termination or Change of Control

The following tables describe, for each of our Other NEOs, the potential payments and benefits to which the NEO would be entitled under his or her severance agreement, as well as under our other plans and arrangements, in the event the triggering events listed in each column had occurred on December 31, 2015. As noted above, the Company does not provide any payments or the accelerated vesting of any equity or non-equity LTI awards in the event of a change of control of the Company unless there is also a subsequent qualifying termination event.

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J. Franklin Hall

Payments and Benefits	Voluntary Termination ($)	Termination Without Cause / Resignation For Good Reason (No COC) ($)	COC Without Termination* ($)	Termination Without Cause / Resignation For Good Reason (In Connection with COC) ($)*	Retirement (1) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	600,000	0	600,000	N/A	0
Bonus	0	1,000,000	0	1,000,000	N/A	0
STI/MTI (2):	0	170,000		170,000	N/A	170,000
Acceleration under Equity Based Performance Plans:
Accelerated Performance-Based Stock Options (3)	0	0	0	0	N/A	0
Accelerated Performance-Based RSUs (4)	0	0	0	254,946	N/A	254,946
Plan Benefits (5) and Perquisites:			0
Continued Health and Welfare Benefits (6)	0	25,802	0	25,802	N/A	0
Outplacement Services (6)	0	20,000	0	20,000	N/A	0
Total (7)	0	1,815,802	0	2,070,748	N/A	424,946

Teresa Bryce Bazemore

Payments and Benefits	Voluntary Termination ($)	Termination Without Cause / Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause / Resignation For Good Reason (In Connection with COC) ($)	Retirement (1) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	1,100,000	0	1,100,000	N/A	0
Bonus	0	2,475,000	0	2,475,000	N/A	0
STI/MTI (2):	625,000	947,500		947,500	N/A	947,500
Acceleration under Equity Based Performance Plans:
Accelerated Performance-Based Stock Options (3)	0	0	0	714,109	N/A	714,109
Accelerated Performance-Based RSUs (4)	0	0	0	1,667,055	N/A	1,667,055
Plan Benefits (5) and Perquisites:			0
Continued Health and Welfare Benefits (6)	0	33,411	0	33,411	N/A	0
Outplacement Services (6)	0	20,000	0	20,000	N/A	0
Total (7)	625,000	4,575,911	0	6,957,075	N/A	3,328,664

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Derek V. Brummer

Payments and Benefits	Voluntary Termination ($)	Termination Without Cause / Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause / Resignation For Good Reason (In Connection with COC) ($)	Retirement (1) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	415,000	0	415,000	N/A	0
Bonus	0	913,000	0	913,000	N/A	0
STI/MTI (2):	387,500	605,000		605,000	N/A	605,000
Acceleration under Equity Based Performance Plans:
Accelerated Performance-Based Stock Options (3)	0	0	0	0	N/A	0
Accelerated Performance- Based RSUs (4)	0	0	0	958,724	N/A	958,724
Plan Benefits (5) and Perquisites:			0
Continued Health and Welfare Benefits (6)	0	16,809	0	16,809	N/A	0
Outplacement Services (6)	0	20,000	0	20,000	N/A	0
Total (7)	387,500	1,969,809	0	2,928,533	N/A	1,563,724

Joseph D’Urso*

Payments and Benefits	Voluntary Termination ($)	Termination Without Cause / Resignation For Good Reason (No COC) ($)	COC Without Termination ($)	Termination Without Cause / Resignation For Good Reason (In Connection with COC) ($)	Retirement(1) ($)	Death or Disability ($)
Cash Severance:
Base Salary	0	500,000	0	500,000	N/A	0
Bonus	0	1,500,000	0	1,500,000	N/A	0
STI/MTI (2):	0	277,500		277,500	N/A	277,500
Acceleration under Equity Based Performance Plans:
Accelerated Performance-Based Stock Options (3)	0	0	0	0	N/A	0
Accelerated Performance-Based RSUs (4)	0	0	0	783,717	N/A	783,717
Plan Benefits (5) and Perquisites:			0
Continued Health and Welfare Benefits (6)	0	21,766	0	21,766	N/A	0
Outplacement Services (6)	0	15,000	0	15,000	N/A	0
Total (7)	0	2,314,266	0	3,097,983	N/A	1,061,217

The following footnotes relate to the preceding tables for our Other NEOs:

*	As previously disclosed, Mr. D’Urso’s employment with the Company was terminated on March 8, 2016. As a result, many of the termination events specified in the table are no longer applicable.

(1)	Unless otherwise specified, for purposes of our various plans and programs, retirement generally means either “normal retirement” after attaining age 65 with five years of credited service or “early retirement” after attaining age 55 with 10 years of credited service. None of the Other NEOs was eligible to retire or receive benefits associated with retirement as of December 31, 2015.

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(2)	Under our STI/MTI Plan, if an Other NEO’s employment is terminated:

•

by us without cause on or after December 31st of the STI period, but prior to the payment date of the STI award, the NEO will remain eligible to receive a STI award (and corresponding MTI award), in each case with amounts to be paid at the same time as amounts are paid to other participants. In addition, if an NEO’s employment terminates on account of death at any point during the performance period, the Compensation and Human Resources Committee, in its discretion, may allow the NEO’s estate, representatives, heirs or beneficiaries, as applicable, to remain eligible to receive all or a pro rata portion of the NEO’s STI award and MTI award, following the end of the applicable performance periods. As set forth in the tables, the amounts deemed to be paid to each NEO for termination without cause or death as of December 31, 2015 represent: (i) the STI award that was paid to each NEO for 2015 performance, plus (ii) with respect to each NEO, the 2014 MTI award that was paid to such NEO (covering the 2014 through 2015 performance years). In addition, although not reflected in the tables above, the NEO (or his or her estate, representatives, heirs or beneficiaries, as applicable) would remain eligible to receive the NEO’s 2015 MTI award (covering the 2015 through 2016 years) following the end of the 2016 performance period; and

•

by the NEO voluntarily after the establishment of his or her target MTI award (established in connection with payment of the NEO’s STI award) for a particular performance period, such NEO remains eligible to receive such MTI award, with amounts to be paid at the same time as amounts are paid to other participants. As set forth in the table, the amounts deemed to have been paid to each NEO for voluntary termination as of December 31, 2015, represent the 2014 MTI award that was paid to such NEO (covering the 2014 through 2015 performance years).

None of the Other NEOs is entitled to receive an STI award (and the corresponding MTI award) if: (i) his or her employment is terminated for any reason other than death before December 31st of the short-term performance year; (ii) the NEO’s employment is terminated for cause; or (iii) the NEO voluntarily terminates employment after December 31st of a performance year but before the STI award is paid. The STI/MTI Plan does not provide for payment in the event of an NEO’s disability and does not provide for termination by the executive for “good reason.” For additional information, see “Compensation Discussion and Analysis—IV. Primary Components of Compensation—Short-Term and Medium-Term Incentive Program.”

(3)	All performance-based stock options granted to our Other NEOs vest in full in connection with a change of control only if the NEO’s employment is terminated without cause or the NEO terminates employment for good reason during the period beginning 90 days before the change of control and ending on the one-year anniversary of such change of control. In addition, all performance-based stock options granted to the Other NEOs vest upon the Other NEO’s death, disability or retirement. The value of the options presented in the tables above represents the aggregate of the excess of the closing price of our common stock on the NYSE at December 31, 2015 ($13.39), over the exercise price of the options that would be accelerated. See the Outstanding Equity Awards at 2015 Fiscal Year-End table above for the exercise prices of outstanding unvested options at December 31, 2015.

(4)	Vesting of performance-based RSUs granted to an Other NEO will be accelerated (at target) in connection with a change of control only if such Other NEO’s employment is terminated without cause or such Other NEO terminates for good reason during the period beginning 90 days before the change of control and ending on the one-year anniversary of such change of control. In addition, except as provided in the next sentence, all RSUs granted to the Other NEOs will vest at target upon an Other NEO’s retirement, death or disability. In the event of an Other NEO’s retirement, all performance-based RSUs would continue to remain outstanding and would vest and become payable only upon the attainment of performance goals set forth in such RSU agreement at the same time as other participants. The value of the RSUs included in the tables above represent the aggregate value of the RSUs that would be accelerated based on the closing price of our common stock on the NYSE at December 31, 2015 ($13.39).

(5)	Upon termination of the Other NEO’s employment with us, he or she may be entitled to other amounts under our benefit plans, as discussed above. The payment deferral date under our DCP is accelerated upon a NEO’s death, disability or retirement. This plan is discussed above under “Nonqualified Deferred Compensation.” Accrued amounts under this plan are not subject to enhancement upon a termination or change of control and therefore are not presented in the tables above. Discretionary contributions, if any, made by our board of directors to each Other NEO’s BRP account, will become fully vested upon the Other NEO’s death or disability and upon a change of control.

(6)	Under the severance agreements for the Other NEOs, each such officer is entitled to: (i) reimbursement for the monthly cost of continued health coverage under the Company’s health plan for the applicable Restricted Period; and (ii) outplacement services for up to 12 months after termination (up to $20,000, or $15,000 for Mr. D’Urso) in the event the Other NEO is terminated other than for cause or such Other NEO terminates employment for good reason.

(7)	Under the applicable agreements with each Other NEO, if amounts payable constitute an “excess parachute payment” within the meaning of Section 280G of the Code, we are required to reduce (but not below zero) the amount of such payments if reducing such payments would, because of the impact of such reduction on the excise taxes payable in such situations, provide such Other NEO with a greater net after-tax amount than would be the case if no reduction was made.

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Assumptions, Definitions and Other Terms of Agreements

Set forth below is a description of the assumptions that were used in creating the tables above, and certain definitions and other material terms contained in the plans and agreements described above. Unless otherwise noted, the descriptions below are applicable to all of the above tables relating to potential payments upon termination or change of control:

1995 and 2008 Equity Plans.    Our 1995 and 2008 Equity Plans include the following definition:

•	“Disability” is defined as a physical or mental impairment of sufficient severity that the NEO would be both eligible for and receiving benefits under our long-term disability plan.

1995, 2008 and 2014 Equity Plans.    Our 1995, 2008 and 2014 Equity Plans include the following definition:

•

“Change of Control” is generally defined as (1) an acquisition by any third party of 40% (20% under our 1995 Equity Plan) or more of our outstanding voting shares; (2) a sale of all or substantially all of our assets; or (3) the replacement of a majority of the members of our board of directors over a two-year period (unless the election of at least 75% of the new directors was approved by a vote of at least 75% of the directors who were in office at the beginning of such period).

2012 through 2015 Equity Award Agreements.    Awards of stock options and RSUs granted in 2012 through 2013 under our 2008 Equity Plan and in 2014 through 2015 under our 2014 Equity Plan include the following definitions (except in the case of awards granted to Mr. Ibrahim, which refer to the terms as defined in his employment agreement with Company and are described below):

•

“Cause” is generally defined as the NEO’s (A) indictment for, conviction of, or pleading nolo contendere to, a felony or a crime involving fraud, misrepresentation, or moral turpitude (excluding traffic offenses other than traffic offenses involving the use of alcohol or illegal substances), (B) fraud, dishonesty, theft, or misappropriation of funds in connection with the NEO’s duties with the Company and its subsidiaries, (C) material violation of the Company’s Code of Conduct or employment policies, as in effect from time to time, (D) gross negligence or willful misconduct in the performance of the NEO’s duties with the Company and its subsidiaries, or (E) a breach of any written confidentiality, nonsolicitation, or noncompetition covenant with the Company or an affiliate, in each case as determined in the sole discretion of the Committee; and

•

“Good Reason” is generally defined as: (i) a material diminution of the NEO’s authority, duties or responsibilities; (ii) a material reduction in the NEO’s base salary, which means a reduction in base salary of 10% or more that does not apply generally to all similarly situated employees of the Company; or (iii) any material change in the geographic location at which the NEO must perform his duties to the Company and its subsidiaries, which means the permanent relocation of the NEO’s principal place of employment to any office or location which is located more than 100 miles from the location where the NEO is based immediately prior to the change in location.

Benefit Restoration Plan.    “Change of Control” is generally defined as it is defined above under our 1995 Equity Plan.

Ibrahim Employment Agreement.    Mr. Ibrahim’s 2014 employment agreement referred to above includes the following definitions:

•

“Cause” is defined as: (1) indictment, conviction or a plea of nolo contendere to a crime involving fraud, misrepresentation or moral turpitude or any felony (excluding traffic offenses other than those involving alcohol or illegal substances); (2) fraud, dishonesty, theft or misappropriation of funds in connection with Mr. Ibrahim’s duties; (3) breach of the agreement’s restrictive covenants, or a material violation of our code of conduct or employment policies; or (4) gross negligence or willful misconduct in the performance of Mr. Ibrahim’s duties, in each case if not cured within a 20-day cure period, to the extent the failure is curable;

•

“Good Reason” is defined as: (1) a material reduction in the scope of Mr. Ibrahim’s duties and responsibilities; (2) a relocation of Mr. Ibrahim’s principal work location to an area other than (a) the San Francisco, CA metropolitan area or (b) the area on the eastern coast of the United States between

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Fairfield County, CT and the Washington D.C. metropolitan area; or (3) a material breach of the agreement by us, including our failure to require any successor to us to expressly assume and agree to perform the agreement, in each case if not corrected within 30 days of our receiving written notice of such good reason termination; and

•	“Disability” is defined by reference to our long-term disability plan.

Severance Agreements.    The severance agreements for Ms. Bazemore and Messrs. Hall, D’Urso and Brummer include the following definitions:

•

“Cause” is defined as (i) misappropriation of funds with respect to the Company or its affiliates, (ii) habitual insobriety, (iii) substance abuse, (iv) a material violation of the Code of Conduct and Ethics or employment policies of the Company or an affiliate, as in effect from time to time; (v) a breach of any written confidentiality, nonsolicitation or noncompetition covenant with the Company or an affiliate, (vi) conviction of a crime involving moral turpitude, or (vii) gross negligence in the performance of duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its affiliates taken as a whole or, where the executive officer’s professional efforts are principally on behalf of a single affiliate of the Company, a material adverse effect on the business, operations, assets, properties or financial condition of such affiliate.

•

“Good Reason” is defined as: (i) any material diminution by the Company of the authority, duties or responsibilities of the executive officer; (ii) any material reduction in the executive officer’s base salary, which means a reduction in base salary of ten (10) percent or more that does not apply generally to all similarly situated officers of the Company; (iii) any material change in the geographic location at which the executive officer must perform his or her duties to the Company, which means the permanent relocation of the executive officer’s principal place of employment to any office or location which is located more than one hundred (100) miles from the location where the executive officer is based immediately prior to the change in location; or (iv) any action or inaction that constitutes a material breach by the Company of the severance agreement.

•	“Disability” is defined by reference to our long-term disability plan.

General.    Unless otherwise specified, (1) all of the payments described in this section would be made from the funds of, and the benefits described would be provided by, us, or by the surviving company in the event of a change of control of Radian, and (2) all payments would be made in the form of a single lump sum.

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OTHER INFORMATION

Expenses of Solicitation

We will bear the entire cost of preparing and soliciting proxies. In addition to the solicitation of proxies by mail, we will request that banks, brokers and other record holders send proxies and proxy materials to the beneficial owners of our common stock and secure their voting instructions, if necessary. We will reimburse the record holders for their reasonable expenses in taking those actions. We have also made arrangements with Alliance Advisors, LLC to assist us in soliciting proxies and have agreed to pay them a fee not expected to exceed $22,500 plus reasonable and approved expenses for these services. If necessary, we may use several of our regular employees or directors, who will not be specially compensated, but who will be entitled to reimbursement for actual expenses incurred in connection with the solicitation, to solicit proxies from our stockholders, either personally or by telephone, email, facsimile or letter.

Incorporation by Reference

The information contained in this proxy statement under the headings “Compensation of Executive Officers and Directors—Compensation and Human Resources Committee Report” and “Corporate Governance and Board Matters—Audit Committee Report” is not “soliciting material,” nor shall it be deemed “filed” with the SEC nor incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Stockholder Proposals for the 2017 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2017 annual meeting, a stockholder proposal must be received in writing by our Corporate Secretary at our principal office set forth on the cover page of this proxy statement no later than December [9], 2016. If the date of our 2017 annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from company-sponsored proxy materials.

If a stockholder desires to submit a proposal for consideration at the 2017 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2017 annual meeting, the stockholder must comply with the procedures set forth in our By-Laws. This means that the written proposal must be received by our Corporate Secretary at our principal office set forth on the cover page of this proxy statement on or before February 10, 2017 but no earlier than January 11, 2017 (except that if the date of the 2017 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the 2016 Annual Meeting, notice by the stockholder must be received between the close of business on the 120th day before and the close of business on the 90th day before the date of the 2017 annual meeting or, if the first public announcement of the date of the 2017 annual meeting is less than 100 days before the date of the meeting, then the notice by the stockholder must be received by the 10th day after the public announcement). The notice to our Corporate Secretary must contain or be accompanied by the information required by Sections 3.05 and 3.06 of our By-Laws including, among other things: (i) the name and record address of the stockholder making the proposal or the beneficial owner, if any, on whose behalf the proposal is made; (ii) the class and number of shares of our capital stock owned by the stockholder making the proposal or the beneficial owner, if any, on whose behalf the proposal is made; (iii) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of the stockholder making the proposal or the beneficial owner, if any, on whose behalf the proposal is made, in such business; and (iv) a description of any agreements, arrangements and understandings between such stockholder and beneficial owner and any other person or persons (including their names) related to the proposal, as well as certain other information. A copy of the full text of the relevant By-Law provisions, which includes the complete list of the information that must be submitted to us before a stockholder

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Other Information

may submit a proposal at the 2017 annual meeting, may be obtained upon written request directed to our Corporate Secretary at our principal office set forth on the cover page of this proxy statement. A copy of our By-Laws is also posted on the Corporate Governance section of our website (www.radian.biz). The procedures for stockholders to follow to nominate candidates for election to our board of directors are described in the section of this proxy statement entitled “Corporate Governance and Board Matters—Consideration of Director Nominees.” We did not receive any such proposals with respect to the 2016 Annual Meeting.

Annual Report on Form 10-K

We filed our Annual Report on Form 10-K for the year ended December 31, 2015 with the SEC on February 26, 2016. We will mail to you without charge, upon written request, a copy of our 2015 Form 10-K, excluding exhibits. Please send a written request to Investor Relations, Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103-2337. Our 2015 Form 10-K may also be accessed and printed directly from our website at www.ir.radian.biz. Our 2015 Annual Report to Stockholders, which includes our 2015 Form 10-K, is not incorporated into this proxy statement and is not considered proxy soliciting material.

Important Notice of Internet Availability of Proxy Materials for the Annual Meeting

Pursuant to rules issued by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy statement on the Internet. This proxy statement and our 2015 Annual Report to Stockholders are available on the Investor Relations page of our website at www.radian.biz/StockholderReports.

Householding Proxy Materials

Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of proxy materials is called “householding.” This saves us money in printing and distribution costs. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We undertake to deliver promptly to any stockholder at a shared address, upon written or oral request, a copy of our proxy statement and annual report. You may request such additional copies by calling 215-231-1035 or writing to Investor Relations, Radian Group Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103-2337.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Other Matters

Management knows of no matters to be presented for action at the Annual Meeting other than those discussed in this proxy statement. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named as proxies will vote on such other matters in accordance with their judgment of the best interests of Radian.

90	2016 Proxy Statement

APPENDIX A

PROPOSED AMENDMENT TO THE RADIAN GROUP INC.

AMENDED RESTATED CERTIFICATE OF INCORPORATION

Set forth below are proposed changes to Article FIFTH, Section 5.3 of the Radian Group Inc. Amended and Restated Certificate of Incorporation. Deletion of existing text is indicated by a strike-through.

FIFTH: Board Directors

5.3 Removal of Directors. ~~Directors of the Corporation may only be removed for cause by a vote of the holders of shares entitled to cast a majority of the votes which all stockholders are entitled to cast at an election of directors~~. No decrease or increase in the size of the Board of Directors shall shorten or otherwise affect the term of any incumbent director.

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APPENDIX B-1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

AND

AMENDMENTS

OF

RADIAN GROUP INC.

SECOND AMENDMENT

TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

RADIAN GROUP INC.

Radian Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that:

1. This Second Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2. This Second Amendment to the Certificate of Incorporation amends Article FOURTH of the Certificate of Incorporation by adding new Section 4.4 of Article FOURTH to read in its entirety as follows:

Section 4.4 Transfer Restrictions.

Section 4.4.1 Certain Definitions.

As used in Section 4.4 of this Article FOURTH:

“Acquire” or “Acquisition” and similar terms mean the direct or indirect acquisition of record, legal, beneficial or any other ownership of Corporation Securities by any means, including (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Corporation Securities if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Corporation Securities under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Agent” shall have the meaning set forth in Section 4.4.3(b) of this Article FOURTH.

“Business Day” means any day, other than a Saturday, Sunday or day on which banks located in New York City, New York or Philadelphia, Pennsylvania, are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Controlled Person” shall have the meaning set forth in Section 4.4.3(f) of this Article FOURTH.

“Corporation Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock of any class or series of Preferred Stock, (c) warrants, rights or options (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)) to purchase other Corporation Securities of the Corporation, and (d) any other interests that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor provision).

“Effective Date” means the date of filing of the Second Amendment to the Amended and Restated Certificate of Incorporation first containing this provision.

“Entity” means an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision).

“Excess Securities” shall have the meaning set forth in Section 4.4.3(a) of this Article FOURTH.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Person” means any Existing Holder, unless and until such time as such Existing Holder shall (i) have a Percentage Stock Ownership that is more than the Existing Holder Ownership Cap of such Existing Holder or (ii) no longer be a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision). Notwithstanding the foregoing, no Exempt Person shall cease to be an Exempt Person solely as the result of an Acquisition of Corporation Securities by the Corporation which, by reducing the number of Corporation Securities outstanding, increases the Percentage Stock Ownership of such Person.

“Existing Holder” means any Person who, immediately before the Effective Date, is a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision).

“Existing Holder Initial Ownership” means, with respect to any Existing Holder, the aggregate Percentage Stock Ownership of such Existing Holder immediately before the Effective Date (as reflected in the most recent Schedule 13D, Schedule 13F or Schedule 13G filed by such Existing Holder before the Effective Date).

“Existing Holder Ownership Cap” means, as determined from time to time with respect to any Existing Holder, the sum of (a) the difference of (i) the Existing Holder Initial Ownership of such Existing Holder minus (ii) the total shares of Stock that such Existing Holder has disposed of on or after the Effective Date plus (b) the difference (which difference shall in no event be less than zero) of (i) 150,000 shares of Common Stock (subject to adjustment for any stock split, reverse stock split, recapitalization or similar transaction) minus (ii) the total shares of Stock that such Existing Holder has Acquired on or after the Effective Date; provided, however, that in no event shall the Existing Holder Ownership Cap of such Existing Holder ever exceed the Existing Holder Initial Ownership of such Existing Holder. For purposes of clause (a)(ii) of this definition, “disposed” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, that reduces the Percentage Stock Ownership of the Existing Holder.

“Five Percent Shareholder” means a Person that is identified as a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision), but excluding (a) any “direct public group” with respect to the Corporation, as that term is defined in Treasury Regulation Section 1.382-2T(j)(2)(ii) (or any successor provision) or (b) any Exempt Person.

“Percentage Stock Ownership” and similar terms means the direct and indirect percentage stock ownership of any Person for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation Section 1.382-2T(g), (h), (j) and (k) (or any successor provisions) including any ownership by application of constructive ownership rules.

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization, and also includes a group of Persons that is an “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision).

“Prohibited Distributions” shall have the meaning set forth in Section 4.4.3(b) of this Article FOURTH.

“Prohibited Transfer” shall have the meaning set forth in Section 4.4.2(a) of this Article FOURTH.

“Purported Transferee” shall have the meaning set forth in Section 4.4.3(a) of this Article FOURTH.

“Request” shall have the meaning set forth in Section 4.4.2(b) of this Article FOURTH.

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“Restriction Release Date” means such date, after the Effective Date, that (i) the repeal of Section 382 or any successor statute occurs if the Board determines that Section 4.4 of this Article FOURTH is no longer necessary for the preservation of Tax Benefits, (ii) is the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (iii) is such date as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company. In addition, the Restriction Release Date shall occur on the close of business on the second Business Day after the final adjournment of the third consecutive annual meeting of the stockholders of the Company held after this Section 4.4 was most recently approved by the stockholders of the Company unless this Section 4.4 is re-approved by a majority of the stockholders voting at such meeting.

“Restricted Holder” means a Person that (a) is a Five Percent Shareholder and Acquires or proposes to Acquire additional Corporation Securities, or (b) is proposing to Acquire Corporation Securities, and after such proposed Acquisition of Corporation Securities, would be a Five Percent Shareholder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security” or “Securities” shall have the meaning set forth in Section 4.4.3(d) of this Article FOURTH.

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor provision).

“Tax Benefits” means all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Corporation or any of its subsidiaries.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person that alters the Percentage Stock Ownership of any Person, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)). A Transfer shall include a repurchase of Corporation Securities by the Corporation but shall not include an issuance or grant of Corporation Securities by the Corporation.

“Treasury Regulation” means a Treasury Regulation promulgated under the Code.

Section 4.4.2 Transfer Restrictions.

(a) In order to preserve the Tax Benefits, from and after the Effective Date and before the Restriction Release Date, no Transfer other than to the Corporation shall be permitted, and any such purported Transfer shall be null and void ab initio, as to the amount of any such purported Transfer of Corporation Securities that causes, after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), (i) any Person to become a Five Percent Shareholder or (ii) the Percentage Stock Ownership interest in the Corporation of any Five Percent Shareholder to increase (a “Prohibited Transfer”). The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

(b) The restrictions contained in this Article FOURTH are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) of the Corporation Securities may limit the Corporation’s ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, a

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Restricted Holder who proposes to Acquire Corporation Securities shall, before the date of such proposed Acquisition, request in writing (a “Request”) that the Board of Directors of the Corporation review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 4.4.2(b) of Article FOURTH. A Request shall be made in accordance with this Section 4.4.2(b) of Article FOURTH and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Corporation at the principal executive offices of the Corporation. Such Request shall be deemed to have been received by the Corporation only when actually received by the Corporation. To be made in accordance with this Section 4.4.2(b) of Article FOURTH, a Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s existing direct and indirect ownership of Corporation Securities, together with such ownership of all affiliates and associates of the Restricted Holder, (iii) a description of the Corporation Securities that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name, address and telephone number of the proposed transferor of the Corporation Securities that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (vi) a reasonably detailed description of the Acquisition, and (vii) a request that the Board of Directors authorize, if appropriate, such Acquisition pursuant to this Section 4.4.2(b) of Article FOURTH. The Board of Directors may authorize an Acquisition by a Restricted Holder, if it determines in its sole discretion, that, such Acquisition will not be likely to directly or indirectly limit the availability to the Corporation of the Tax Benefits or is otherwise in the best interests of the Corporation and, in such case, the restrictions set forth in Section 4.4.2(a) of this Article FOURTH shall not apply to such Acquisition. If the Board of Directors authorizes an Acquisition by a Restricted Holder, it may, in its sole discretion, deem such Restricted Holder to be an Existing Holder (and to determine the deemed Existing Holder Initial Ownership) under this Article FOURTH. Any determination by the Board of Directors not to authorize a proposed Acquisition by a Restricted Holder shall cause such proposed Acquisition to be deemed a Prohibited Transfer. Any determination to authorize a proposed Acquisition by a Restricted Holder granted hereunder may be granted in whole or in part, and may be subject to any limitations or conditions (including restrictions on the ability of the Restricted Holder to subsequently transfer Corporation Securities acquired through such authorized Acquisition), in each case as and to the extent the Board shall determine in its sole discretion. In addition, the Board of Directors may, in its sole discretion, require representations from the Restricted Holder or an opinion of counsel to be rendered by counsel selected by the Board of Directors, that the Transfer will not result in the application of any Section 382 limitation on the use of the Tax Benefits or other matters that the Board of Directors may determine. Any Restricted Holder who makes a Request to the Board of Directors shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Acquisition of Corporation Securities, including the Corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto.

Section 4.4.3 Treatment of Excess Securities.

(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities that are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of a stockholder of the Corporation, including the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities.

(b) If the Board of Directors determines that a Prohibited Transfer has been recorded by an agent or employee of the Corporation notwithstanding the prohibition in Section 4.4.3(a) of this Article FOURTH, such

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recording and the Prohibited Transfer shall be null and void ab initio and have no legal effect and, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”). In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Corporation Securities in violation of this Article FOURTH by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the Corporation or the purported transferor, the Excess Securities transferred to it in one or more arm’s-length transactions (including over a national securities exchange or national securities quotation system on which the Corporation Securities may be traded); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if the Agent determines such sale or sales could disrupt the market for the Corporation Securities, could adversely affect the value of the Corporation Securities or may be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, unless the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 4.4.3(c) of this Article FOURTH if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

(c) The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the Corporation’s Board of Directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The recourse of any Purported Transferee with respect to any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 4.4.3(c) of this Article FOURTH. Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Article FOURTH inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d) In the event of any Transfer to the Corporation, or any Transfer that does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”), that would in either case cause (i) any Person to become a Five Percent Shareholder or (ii) the Percentage Stock Ownership interest of any Five Percent Shareholder to increase, the application of Section 4.4.3(b) and Section 4.4.3(c) shall be modified as described in this Section 4.4.3(d). In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Shareholder, after such disposition, not to be in violation of this Article FOURTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section 4.4.3(b) and Section 4.4.3(c), except that the maximum aggregate amount payable either to such Five Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All

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expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Five Percent Shareholder or such other Person. The purpose of this Section 4.4.3(d) is to extend the restrictions in Section 4.4.2(a) and Section 4.4.3(a) to situations in which there is a Five Percent Shareholder without a direct Transfer of Securities, and this Section 4.4.3(d), along with the other provisions of this Article FOURTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(e) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 4.4.3(b) of this Article FOURTH or any written demand with respect to a deemed disposition pursuant to Section 4.4.3(d) of this Article FOURTH, then the Corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(f) If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Article FOURTH (including failure to surrender the Excess Securities or the proceeds of a sale thereof as demanded by the Corporation pursuant to Section 4.4.3(e) of this Article FOURTH), then that Person and any Controlled Person shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all losses and damages suffered as a result of such violation, including any attorneys’ and auditors’ fees incurred in connection with such violation.

Section 4.4.4 Legends; Compliance.

(a) All certificates reflecting Corporation Securities on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE FOURTH OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF RADIAN GROUP INC., AS AMENDED, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER THE EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT.

(b) The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article FOURTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system. As a condition to the registration of the Transfer of any Corporation Securities, any Person who is a beneficial, legal or record holder of Corporation Securities, and any proposed transferee of such Corporation Securities and any Person controlling, controlled by or under common control with the proposed transferee of such Corporation Securities, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article FOURTH or the status of the Tax Benefits of the Corporation.

(c) Nothing contained in this Article FOURTH shall limit the authority of the Board of Directors of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the Corporation’s Tax Benefits. The Board of Directors of the Corporation shall have the power to determine all matters necessary for determining compliance with this Article FOURTH, including determining (i) the identification of Five Percent Shareholders, Exempt Persons and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five Percent Shareholders, Exempt Persons and Restricted Holders, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) whether

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compliance with any restriction or limitation on stock ownership and Transfers are no longer required for preservation of Tax Benefits, (vii) the interpretation of the provisions of this Article FOURTH and the applicability to stockholders of the Corporation of the restrictions on Transfer set forth herein, including the establishment of presumptions and procedures related thereto, and the correction or clarification of any errors or ambiguities therein, and (viii) any other matters which the Board of Directors deems relevant. Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any Person, the Corporation and the Board of Directors are entitled to rely on (a) the existence and absence of filings of Schedule 13D, Schedule 13F, or Schedule 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Corporation Securities. In the case of an ambiguity in the application of any of the provisions of this Article FOURTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that this Article FOURTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the express provisions of this Article FOURTH. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation, the Agent, and all other parties to a Transfer. The Board of Directors may delegate all or any portion of its duties and powers under this Article FOURTH to a committee of the Board of Directors as it deems advisable or necessary.

(d) Nothing contained in this Article FOURTH shall be construed to give any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article FOURTH. This Article FOURTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

(e) With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent provided under this Article FOURTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification, or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(f) If any provision of this Article FOURTH or the application of any such provision to any Person or under any circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article FOURTH.

(g) The Board shall at least annually consider whether to make the determination provided by clause (iii) of the definition of Restriction Release Date in Section 4.4.1 of this Article FOURTH in light of all relevant factors, including the amount and anticipated utilization of the Corporation’s Tax Benefits and the Corporation’s market capitalization.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Second Amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, has been executed by a duly authorized officer of the Corporation on this 12th day of May, 2010.

Radian Group Inc.

By:	/s/ Edward J. Hoffman
Name:	Edward J. Hoffman
Title:	Senior Vice President, Secretary and Corporate Secretary

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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RADIAN GROUP INC.

Radian Group Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY THAT:

FIRST: The Board of Directors of the Corporation has adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the amendment and restatement of Section 4.1 of Article FOURTH of the Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as follows (the “Amendment”):

Authorized Shares. The total number of shares of all classes of capital stock which the Corporation shall be authorized to issue is three hundred forty-five million (345,000,000) shares of capital stock, of which three hundred twenty-five million (325,000,000) shares shall be Common Stock, par value $0.001 per share (“Common Stock”), and twenty million (20,000,000) shares shall be Preferred Stock, par value $0.001 per share (“Preferred Stock”).

The designations, powers, privileges and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation are as follows:

SECOND: Thereafter, pursuant to the resolution of its Board of Directors, at the annual meeting of the stockholders of the corporation held May 22, 2008, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: The Amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the undersigned and attested by its Secretary this 22nd day of May, 2008.

RADIAN GROUP INC.
By:	/s/ Edward J. Hoffman
Name: Edward J. Hoffman
Title: Senior Vice President

Attest: /s/ Teresa A. Bryce
Name: Teresa A. Bryce
Title: Secretary

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THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

RADIAN GROUP INC.

Radian Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The original Certificate of Incorporation was filed with the Secretary of State of Delaware on December 6, 1991, under the name “CMAC Investment Corporation.” The initial Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 20, 1992 under the name “CMAC Investment Corporation.” Certificates of Designation were filed with the Secretary of State of Delaware on October 29, 1992 and on May 1, 1998 under the name “CMAC Investment Corporation.” A Certificate of Merger was filed with the Secretary of State of Delaware on June 9, 1999, merging Amerin Corporation, a Delaware corporation, with and into CMAC Investment Corporation under the name “Radian Group Inc.,” and further amending and restating the Certificate of Incorporation. A Certificate of Amendment was filed with the Secretary of State of Delaware on June 14, 2001 under the name “Radian Group Inc.” A Certificate of Designations was filed with the Secretary of State of Delaware on October 7, 2002 under the name “Radian Group Inc.”

SECOND: The Corporation now desires to further amend and restate its existing Amended and Restated Certificate of Incorporation, incorporating all subsequent amendments and designations and further amending such certificate.

THIRD: The Amended and Restated Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

FOURTH: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

[Signatures appear on following page.]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the following officers of the Corporation this 11th day of May, 2004.

RADIAN GROUP INC.

By:	/s/ Frank P. Filipps
Frank P. Filipps, Chairman and
Chief Executive Officer

ATTEST:

By:	/s/ Howard S. Yaruss
Howard S. Yaruss, Executive Vice President,
Secretary and General Counsel

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AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

RADIAN GROUP INC.

FIRST: CORPORATE NAME. The name of the corporation is Radian Group Inc. (hereinafter referred to as the “Corporation”).

SECOND: REGISTERED OFFICE. The registered office of the Corporation is to be located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: CORPORATE PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

FOURTH: CAPITAL STOCK.

4.1 Authorized Shares. The total number of shares of all classes of capital stock which the Corporation shall be authorized to issue is two hundred twenty million (220,000,000) shares of capital stock, of which two hundred million (200,000,000) shares shall be Common Stock, par value $.001 per share (“Common Stock”), and twenty million (20,000,000) shares shall be Preferred Stock, par value $.001 per share (“Preferred Stock”).

The designations, powers, privileges and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation are as follows:

4.2 Common Stock.

(a)	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors in accordance with this Article FOURTH.

(b)	Voting. Each holder of Common Stock shall be entitled to one vote for each share thereof held by such holder for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

(c)	Dividends. Dividends may be declared and paid on the Common Stock from assets lawfully available therefore as and when determined by the Board of Directors, subject to any preferential dividend rights of any then outstanding Preferred Stock.

(d)	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

4.3 Authority of Board of Directors to Fix Terms of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors of the Corporation shall have the full authority permitted by law to establish one or more series and the number of shares constituting each such series and to fix by resolution full or limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion

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rights and other special or relative rights of any series of the Preferred Stock that may be desired. Subject to the limitation on the total number of shares of Preferred Stock which the Corporation has authority to issue hereunder, the Board of Directors is also authorized to increase or decrease the number of shares of any series, subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH: BOARD OF DIRECTORS.

5.1 Number; Election. The Board of Directors of the Corporation shall consist of such number of directors, which number shall not be less than 9 or more than 14, as shall be fixed from time to time by resolution of the Board of Directors. Notwithstanding the original length of the term to which any director of the Corporation was elected prior to the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the terms of office of all directors who hold office immediately prior to the closing of the polls for the election of directors at the annual meeting of stockholders of the Corporation held in 2005 shall expire at such time. At each annual meeting of stockholders beginning with the annual meeting of stockholders of the Corporation held in 2005, the Board of Directors shall not be classified, and the directors of the Corporation, other than those who may be elected by the holders of any then outstanding Preferred Stock, shall be elected by the stockholders entitled to vote at such meeting, and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject to their prior death, resignation or removal from office.

5.2 Qualifications. No person shall be appointed or elected a director of the Corporation unless:

(a)	such person is elected to fill a vacancy in the Board of Directors (including any vacancy resulting from any increase in the authorized number of directors) by a vote of the majority of the Board of Directors then in office, and any director so elected shall hold office until the next election of the Board of Directors and until a successor shall have been elected and qualified, subject to such director’s prior death, resignation or removal from office; or

(b)	the name of such person, together with such consents and information concerning present and prior occupations, transactions with the Corporation or its subsidiaries and other matters as may at the time be required by or pursuant to the By-laws, shall have been filed with the Secretary of the Corporation no later than a time determined by or pursuant to the By-laws immediately preceding the annual or special meeting at which such person intends to be a candidate for director.

5.3 Removal of Directors. Directors of the Corporation may only be removed for cause by a vote of the holders of shares entitled to cast a majority of the votes which all stockholders are entitled to cast at an election of directors. No decrease or increase in the size of the Board of Directors shall shorten or otherwise affect the term of any incumbent director.

5.4 Elections of Directors. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

SIXTH: BY-LAWS. The Board of Directors shall have the power, in addition to the stockholders, to make, alter, or repeal the By-laws of the Corporation.

SEVENTH: LIABILITY OF DIRECTORS. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which

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the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended or supplemented to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended or supplemented from time to time. Any repeal or modification of this Article SEVENTH shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH: INDEMNIFICATION. The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, as the same may be amended or supplemented from time to time, indemnify any and all past, present and future directors and officers of the Corporation from and against any and all costs, expenses (including attorneys’ fees), damages, judgments, penalties, fines, punitive damages, excise taxes assessed with respect to an employee benefit plan and amounts paid in settlement in connection with any action, suit or proceeding, whether by or in the right of the Corporation, a class of its security holders or otherwise, in which the director or officer may be involved as a party or otherwise, by reason of the fact that such person was serving as a director, officer, employee or agent of the Corporation, including service with respect to an employee benefit plan. The right of indemnification provided in this Article EIGHTH shall not be exclusive, and shall be in addition to any rights to which any person may otherwise be entitled by law, under the By-laws of the Corporation, or under any agreement, vote of stockholders or directors, or otherwise. Any repeal or modification of this Article EIGHTH shall be prospective only, and shall not adversely affect the rights of any person referred to in this Article EIGHTH for or with respect to acts or omissions occurring prior to such repeal or modification.

NINTH: AMENDMENTS. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders are granted subject to this reservation.

* * *

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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RADIAN GROUP INC.

Radian Group Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY THAT:

FIRST: The Board of Directors of the Corporation has adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the amendment and restatement of Section 4.1 of Article FOURTH of the Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as follows (the “Amendment”):

Authorized Shares. The total number of shares of all classes of capital stock which the Corporation shall be authorized to issue is five hundred five million (505,000,000) shares of capital stock, of which four hundred eighty-five million (485,000,000) shares shall be Common Stock, par value $0.001 per share (“Common Stock”), and twenty million (20,000,000) shares shall be Preferred Stock, par value $0.001 per share (“Preferred Stock”).

The designations, powers, privileges and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation are as follows:

SECOND: Thereafter, pursuant to the resolution of its Board of Directors, at the annual meeting of the stockholders of the corporation held May 15, 2013, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: The Amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the undersigned and attested by its Secretary this 15th day of May, 2013.

RADIAN GROUP INC.
By:	/s/ Edward J. Hoffman
Name: Edward J. Hoffman
Title: Executive Vice President

Attest: /s/ Tami Bohm
Name: Tami Bohm
Title: Assistant Secretary

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APPENDIX B-2

AMENDED AND RESTATED

BY-LAWS

OF

RADIAN GROUP INC.

AMENDED AND RESTATED

BY LAWS

OF

RADIAN GROUP INC.

(a Delaware corporation)

ARTICLE I

Offices and Fiscal Year

SECTION 1.01. Registered Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware until otherwise established by resolution of the board of directors, and a certificate certifying the change is filed in the manner provided by statute.

SECTION 1.02. Other Offices. The corporation may also have offices at such other places within or without the State of Delaware as the board of directors may from time to time determine or the business of the corporation requires.

SECTION 1.03. Fiscal Year. The fiscal year of the corporation shall end on the 31st day of December in each year.

ARTICLE II

Notice—Waivers—Meetings

SECTION 2.01. Notice, What Constitutes. Whenever, under the provisions of the Delaware General Corporation Law (“GCL”) or the certificate of incorporation or of these By-laws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail or by telegram (with messenger service specified), electronic transmission or courier service, charges prepaid, or by telephone or facsimile transmission to the address (or to the e-mail address, facsimile or telephone number) of the person appearing on the books of the corporation, or in the case of directors, supplied to the corporation for the purpose of notice. If the notice is sent by mail, telegram or courier service, it shall be deemed to be given when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of electronic transmission, when sent, or in the case of facsimile transmission, when received.

SECTION 2.02. Notice of Meetings of Board of Directors. Notice of a regular meeting of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director in person or by telephone or in writing at least 24 hours (in the case of notice in person or by telephone, electronic transmission or facsimile transmission) or 48 hours (in the case of notice by telegram, courier service or express mail) or five days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of the meeting.

SECTION 2.03. Notice of Meetings of Stockholders. Written notice of the place, date and hour of every meeting of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at the meeting not less than ten nor more than 60 days before the date of the meeting. Every notice of a special meeting shall state the purpose or purposes thereof. If the notice is sent by mail, it shall be deemed to have been given when deposited in the United States mail, postage prepaid, directed to the stockholder at the address of the stockholder as it appears on the records of the corporation.

SECTION 2.04. Waivers of Notice.

(a) Written Waiver. Whenever notice is required to be given under any provisions of the GCL or the certificate of incorporation or these By-laws, a written waiver, signed by the person or persons entitled to the

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notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice of such meeting.

(b) Waiver by Attendance. Attendance of a person at a meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

SECTION 2.05. Exception to Requirements of Notice.

(a) General Rule. Whenever notice is required to be given, under any provision of the GCL or of the certificate of incorporation or these By-laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

(b) Stockholders Without Forwarding Addresses. Whenever notice is required to be given, under any provision of the GCL or the certificate of incorporation or these By-laws, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth the person’s then current address, the requirement that notice be given to such person shall be reinstated.

SECTION 2.06. Conference Telephone Meetings. One or more directors may participate in a meeting of the board, or of a committee of the board, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

ARTICLE III

Meetings of Stockholders

SECTION 3.01. Place of Meeting. All meetings of the stockholders of the corporation shall be held at such place within or without the State of Delaware as shall be designated by the board of directors in the notice of such meeting.

SECTION 3.02. Annual Meeting. The board of directors may fix and designate the date and time of the annual meeting of the stockholders. At said meeting the stockholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting.

SECTION 3.03. Special Meetings. Special meetings of the stockholders of the corporation may be called at any time by the chairman of the board, a majority of the board of directors or the holders of a majority of the total number of shares of common stock of the corporation then-outstanding. At any time, upon the written request of any person or persons who have duly called a special meeting, which written request shall state the purpose or purposes of the meeting, it shall be the duty of the secretary to fix the date of the meeting which shall be held at such date and time as the secretary may fix, not less than ten nor more than 60 days after the receipt of the request, and to give due notice thereof. If the secretary shall neglect or refuse to fix the time and date of such meeting and give notice thereof, the person or persons calling the meeting may do so.

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SECTION 3.04. Quorum, Manner of Acting and Adjournment.

(a) Quorum. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by the GCL, by the certificate of incorporation or by these By-laws. If a quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time. In addition, whether or not there is a quorum, the chairman of the meeting may adjourn any meeting of stockholders to any other time and to any other place at which a meeting of stockholders may be held under these By-laws. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At any such adjourned meeting at which a quorum is present or represented, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(b) Manner of Acting. Directors shall be elected in the manner provided in Section 4.13. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon shall be the act of the stockholders, unless the question is one upon which, by express provision of the applicable statute, the certificate of incorporation or these By-laws, a different vote is required in which case such express provision shall govern and control the decision of the question. The stockholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum.

SECTION 3.05. Stockholder Proposals. Nominations by stockholders of persons for election to the board of directors of the corporation may be made at an annual or special meeting only in compliance with Section 4.13 hereof. The proposal of other business to be considered by the stockholders at an annual meeting of stockholders may only be made (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the corporation who (x) was a stockholder of record at the time of giving of notice provided for in this By-law and at the time of the annual meeting, (y) is entitled to vote at the meeting and (z) provides timely notice in writing to the secretary of the corporation and complies with the procedures and requirements set forth in this By-law; clause (iii) shall be the exclusive means for a stockholder to submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the corporation’s notice of meeting) before an annual meeting of stockholders. To be properly brought before a meeting of stockholders, business must be of a proper subject for action by stockholders under applicable law and must not, if implemented, cause the corporation to violate any state, federal or foreign law or regulation, each as determined in good faith by the board of directors.

To be timely, a stockholder’s notice shall be delivered to or mailed to, and received by, the secretary at the principal executive offices of the corporation not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of a meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice to the secretary shall set forth (a) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made, (i) their name and record address, (ii) the class and number of shares of capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by each of them, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any

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security of the corporation, (iv) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and (v) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal pursuant to the Exchange Act and the rules and regulations promulgated thereunder, (b) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made, (c) an agreement by the stockholder that the stockholder will appear in person or by proxy at the meeting to propose the consideration of the business, and (d) the information required by Section 3.06. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposal made at the meeting was not made in accordance with the foregoing procedures and, in such event, the proposal shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all stockholders of the corporation for any purpose.

Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law; provided, however, that any references in these By-laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to proposals of business to be considered pursuant to this By-Law.

SECTION 3.06. Disclosure by Stockholders of Hedged Positions. A notice submitted by a stockholder under Section 3.05 or 4.13 must describe, with respect to the stockholder and any Stockholder Associated Person, (i) any Derivative Instrument directly or indirectly beneficially owned by the stockholder or a Stockholder Associated Person, or any other direct or indirect opportunity for the stockholder or Stockholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (ii) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (iii) any short interest in any security of the corporation (for purposes of this By-law a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (iv) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, and (v) any hedging or other transaction or series of transactions that has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase or decrease the voting power of, the stockholder or any Stockholder Associated Person with respect to any share of the corporation.

Definitions. As used in this Section 3.06 the following terms have the meanings indicated:

“Derivative Instrument” means an option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of shares of the corporation or otherwise.

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“Stockholder Associated Person” of a stockholder means (i) any person controlling, controlled by, under common control with, or acting in concert with, the stockholder, (ii) any beneficial owner of shares of the corporation owned of record or beneficially by the stockholder, and (iii) any person controlling, controlled by or under common control with, a person that is a Stockholder Associated Person pursuant to clause (ii) of this definition.

SECTION 3.07. Organization. At every meeting of the stockholders, the chairman of the board, if there be one, or in the case of a vacancy in the office or absence of the chairman of the board, one of the following persons present in the order stated: the vice chairman, if one has been appointed, the chief executive officer, the president, the vice presidents in their order of rank or seniority, a chairman designated by the board of directors present at the meeting or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in the absence of the secretary, an assistant secretary, or in the absence of the secretary and the assistant secretaries, a person appointed by the chairman, shall act as secretary.

SECTION 3.08. Voting.

(a) General Rule. Unless otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock having voting power held by such stockholder.

(b) Voting and Other Action by Proxy.

(1) A stockholder may execute a writing authorizing another person or persons to act for the stockholder as proxy. Such execution may be accomplished by the stockholder or the authorized officer, director, employee or agent of the stockholder signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission if such telegram, cablegram or other means of electronic transmission sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.

(2) No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(3) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

SECTION 3.09. Voting Lists. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting. The list shall be arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

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SECTION 3.10. Inspectors of Election.

(a) Appointment. All elections of directors shall be by written ballot; the vote upon any other matter need not be by ballot. In advance of any meeting of stockholders the board of directors may appoint one or more inspectors, who need not be stockholders, to act at the meeting and to make a written report thereof. The board of directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the person’s best ability.

(b) Duties. The inspectors shall ascertain the number of shares outstanding and the voting power of each, shall determine the shares represented at the meeting and the validity of proxies and ballots, shall count all votes and ballots, shall determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and shall certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c) Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d) Reconciliation of Proxies and Ballots. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information transmitted in accordance with Section 3.08, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b) shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

ARTICLE IV

Board of Directors

SECTION 4.01. Powers. All powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

SECTION 4.02. Number. Subject to the provisions of the certificate of incorporation, the board of directors shall consist of such number of directors as may be determined only by resolution adopted by a majority of the directors present at a meeting at which a quorum is present.

SECTION 4.03. Term of Office. Subject to the provisions of the certificate of incorporation, directors of the corporation shall hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified, except in the event of death, resignation or removal.

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SECTION 4.04. Vacancies.

(a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by resolution adopted by a majority of the directors then in office, though less than a quorum of the full board, or the sole remaining director, and a director so chosen shall hold office until the next annual election of directors and until a successor is duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

(b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

(c) If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the entire board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorship, or to replace the directors chosen by the directors then in office.

SECTION 4.05. Resignations. Any director may resign at any time upon written notice to the chairman, chief executive officer, president or secretary of the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation and, unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective.

SECTION 4.06. Organization. At every meeting of the board of directors, the chairman of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or a chairman chosen by a majority of the directors present, shall preside, and the secretary, or, in the absence of the secretary, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

SECTION 4.07. Place of Meeting. Meetings of the board of directors, both regular and special, shall be held at such place within or without the State of Delaware as the board of directors may from time to time determine, or as may be designated in the notice of the meeting.

SECTION 4.08. Regular Meetings. Regular meetings of the board of directors shall be held without notice at such time and place as shall be designated from time to time by resolution of the board of directors.

SECTION 4.09. Special Meetings. Special meetings of the board of directors shall be held whenever called by the chairman or by a majority of the members of the board of directors.

SECTION 4.10. Quorum, Manner of Acting and Adjournment.

(a) General Rule. At all meetings of the board of directors a majority of the entire board of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by the GCL or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

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(b) Unanimous Written Consent. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting, if all members of the board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board.

SECTION 4.11. Committees of the Board.

(a) Establishment. The board of directors may, by resolution adopted by a majority of the entire board, establish an Executive Committee and one or more other committees, each committee to consist of one or more directors. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee and the alternate or alternates, if any, designated for such member, the member or members of the committee present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.

(b) Powers. The Executive Committee, if established, and any such other committee, to the extent provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the GCL, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of shares of any series), adopting an agreement of merger or consolidation under Section 251, 252, 254, 255, 256, 257, 258, 263 or 264 of the GCL, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-laws of the corporation. The Executive Committee shall have the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger pursuant to Section 253 of the GCL. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee so formed shall keep regular minutes of its meetings and report the same to the board of directors when required.

(c) Committee Procedures. The term “board of directors” or “board,” when used in any provision of these By-laws relating to the organization or procedures of or the manner of taking action by the board of directors, shall be construed to include and refer to the Executive Committee or other committee of the board.

SECTION 4.12. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

SECTION 4.13. Qualifications and Election of Directors.

(a) All directors of the corporation shall be natural persons of full age, but need not be residents of Delaware or stockholders of the corporation. Except in the case of vacancies, directors shall be elected by the stockholders.

(b) Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors.

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(c) Nominations of persons for election to the board of directors of the corporation may also be made by any stockholder of the corporation who (x) was a stockholder at the time of giving of notice provided for in this By-law and at the time of the applicable meeting of stockholders, (y) is entitled to vote for the election of directors at such meeting of stockholders and (z) provides timely notice in writing to the secretary of the corporation and complies with the procedures and requirements set forth in this Section 4.13(c), which shall be the exclusive means for a stockholder to make nominations of persons for election to the board of directors of the corporation. No person may be appointed, nominated or elected a director of the corporation unless such person, at the time such person is nominated and appointed or elected, would then be able to serve as a director without conflicting in any manner with any state, federal or foreign law or regulation applicable to the corporation, as determined in good faith by the board of directors.

To be timely, a stockholder’s notice pertaining to an annual meeting of stockholders at which directors are to be elected shall be delivered to or mailed to, and received by, the secretary at the principal executive offices of the corporation not more than 120 days or less than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the case of an annual meeting the date of which is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation; provided, further, however, that in the event that the number of directors to be elected to the board of directors at an annual meeting is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 4.13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any stockholder otherwise meeting the requirement of this Section 4.13 may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required above with respect to any nomination (including the completed and signed representation and agreement required by Section 4.13(e) of these By-Laws) shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are directly or indirectly owned beneficially and/or of record by the person, (iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships (including any familial relationships), between or among the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder

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making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (v) any other information relating to the person that is required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) their names and record addresses, (ii) the class and number of shares of capital stock of the corporation which are, directly or indirectly, owned beneficially and/or of record by each of them, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any security of the corporation; (c) a representation that the stockholder will appear in person or by proxy at the meeting to nominate the individual or individuals proposed in the notice; (d) with respect to each nominee for election or reelection to the board of directors, include a completed and signed representation and agreement required by Section 4.13(e) of these By-Laws; and (e) the information required in Section 3.06. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(d) The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all stockholders of the corporation for any purpose.

(e) To be eligible to be a nominee for election or reelection as a director of the corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 4.13) to the secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in the form provided by the secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the company and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

(f) Directors of the corporation shall be elected by the stockholders at an annual or special meeting of the stockholders, unless such election of directors is required by the terms of any series of preferred stock. If the number of nominees exceeds the number of directorships to be filled, the directors shall be elected by a plurality of the votes cast. If the number of nominees does not exceed the number of directors to be elected, a nominee shall be elected only if he or she receives a majority of the votes cast. If a nominee is an incumbent director who is standing for re-election and such nominee does not receive a majority of the votes cast in an election in which the number of nominees does not exceed the number of directors to be elected, the governance committee, or any other or successor committee responsible for the nomination of directors, must make a recommendation to the

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board on whether to accept the director’s resignation or whether other action should be taken, unless the director retires from the board before committee action or board action if there is no committee action. The board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The board will consider the committee’s recommendation and publicly disclose the board’s decision and the basis for that decision within 90 days from the date of certification of the final election results. However, if less than two members of the governance or successor committee are elected as directors at a meeting for the election of directors in an election in which the number of nominees does not exceed the number of directors to be elected, then the board shall consider and act upon the tendered resignation without a recommendation from the committee. The governance committee and the board may consider any factors that they deem relevant in deciding whether to accept a director’s resignation. Each share of the corporation entitled to be voted on the election of directors may only be voted noncumulatively. For purposes of this paragraph, a majority of the votes cast means that the number of shares voted “for” must exceed the number of shares voted “against” with respect to that director’s election (with “abstentions” and “broker non-votes” not counted as “for” or “against” that director’s election). If the number of nominees does not exceed the directors to be elected, each share of the corporation entitled to be voted on the election of directors may be voted for or against, or the person voting such share may abstain with respect to, each candidate for election. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

(g) Each director who is nominated to stand for election shall, as a condition to such nomination, tender an irrevocable resignation in advance of the election of directors. Such resignation will be effective if, pursuant to Section 4.13(f) of these By-laws (a) the director does not receive a majority vote in the next election of directors in which the number of nominees does not exceed the number of directors to be elected, and (b) the board accepts the resignation, unless the director retires from the board before committee action or board action if there is no committee action. In addition, the board shall fill new director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment by the board, the same form of irrevocable resignation.

SECTION 4.14. Voting of Stock. Unless otherwise ordered by the board of directors, each of the chairman of the board, the principal executive officer (as defined by the rules and regulations of the United States Securities and Exchange Commission) and the principal accounting officer (as defined by the rules and regulations of the United States Securities and Exchange Commission) shall have full power and authority, on behalf of the corporation, to attend and to act and vote, in person or by proxy, at any meeting of the stockholders of any company in which the corporation may hold stock, and at any such meeting shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors, by resolution adopted from time to time, may confer like powers upon any other person or persons.

SECTION 4.15. Endorsement of Securities for Transfer. Each of the chairman of the board, the principal executive officer and the principal accounting officer shall have the power to endorse and deliver for sale, assignment or transfer certificates for stock, bonds or other securities, registered in the name of or belonging to the corporation, whether issued by the corporation or by any other corporation, government, state or municipality or agency thereof; and the board of directors from time to time may confer like power upon any other officer, agent or person by resolution adopted from time to time. Every such endorsement shall be countersigned by the treasurer or an assistant treasurer.

SECTION 4.16. Lead Director. Unless the corporation shall have a non-executive Chairman of the Board, the directors will elect one of their numbers to serve as Lead Director. The Lead Director will assume such duties as the directors may designate from time to time.

Notwithstanding anything contained in Section 8.06, this Section 4.16 may only be altered, amended or repealed (a) by vote of the stockholders at a duly organized annual or special meeting of stockholders in accordance with the certificate of incorporation, or (b) by vote of 75% of the entire board of directors at any regular or special meeting of directors.

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ARTICLE V

Officers

SECTION 5.01. Number, Qualifications and Designation. The officers of the corporation shall be chosen by the board of directors and shall be a president, one or more vice presidents, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.03 of this Article. Any number of offices may be held by the same person. Officers may, but need not, be directors or stockholders of the corporation. The board of directors may elect from among the members of the board a chairman of the board and a vice chairman of the board.

SECTION 5.02. Election and Term of Office. The officers of the corporation, except those elected by delegated authority pursuant to Section 5.03 of this Article, shall be elected annually by the board of directors, and each such officer shall hold office for a term of one year and until a successor is elected and qualified, or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation.

SECTION 5.03. Subordinate Officers, Committees and Agents. The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as it deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are provided in these By-laws, or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

SECTION 5.04. The Chairman of the Board.

(a) Chairman of the Board. The Chairman of the Board, if one shall have been elected, shall be a member of the board of directors, an officer of the corporation and, if present, shall preside at each meeting of the board of directors and of the stockholders. He shall advise and counsel with the chief executive officer and, in his absence, with other executives of the corporation, and shall perform such other duties as may from time to time be assigned to him by the board of directors.

(b) Non-executive Chairman of the Board. If the board of directors does not choose to elect a Chairman of the Board as described in (a) above, then the board of directors shall elect a non-executive Chairman of the Board, who shall be a member of the board of directors but not an officer of the corporation. If present, the non-executive Chairman of the Board shall preside at each meeting of the board of directors and of the stockholders. He shall advise and counsel with the chief executive officer and, in his absence, with other executives of the corporation, and shall perform such other duties as may from time to time be assigned to him by the board of directors.

SECTION 5.05. The Vice Chairman of the Board. The vice chairman of the board, if there be one, shall in the absence of a Chairman of the Board or non-executive Chairman of the Board preside at all meetings of the board of directors and of the stockholders, and shall perform such other duties as may from time to time be assigned to him by the board of directors.

SECTION 5.06. The Chief Executive Officer. The chief executive officer of the corporation shall have general supervision over the business and operations of the corporation, subject, however, to the control of the board of directors, and shall perform all duties incident to his office which may be required by law and all such other duties as are properly required of him by the board of directors. He shall make reports to the board of directors and the stockholders, and shall see that all orders and resolutions of the board of directors and of any committee thereof are carried into effect.

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SECTION 5.07. The President. The president shall perform such duties as may from time to time be assigned to him by the board of directors or by the chairman of the board.

SECTION 5.08. The Vice Presidents. The vice presidents shall perform the duties of the chairman of the board and president in his absence and such other duties as may from time to time be assigned to them by the board of directors or by the chairman of the board.

SECTION 5.09. The Secretary. The secretary, or an assistant secretary, shall attend all meetings of the stockholders and of the board of directors and shall record the proceedings of the stockholders and of the directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned by the board of directors or the chairman of the board.

SECTION 5.10. The Treasurer. The treasurer, or an assistant treasurer, shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; whenever so required by the board of directors, shall render an account showing his or her transactions as treasurer and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the board of directors or the chairman of the board.

SECTION 5.11. Officers’ Bonds. No officer of the corporation need provide a bond to guarantee the faithful discharge of the officer’s duties unless the board of directors shall by resolution so require a bond in which event such officer shall give the corporation a bond (which shall be renewed if and as required) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of office.

SECTION 5.12. Salaries. The salaries of the officers and agents of the corporation elected by the board of directors shall be fixed from time to time by the board of directors, except that the compensation of the corporation’s chief executive officer shall be subject to the approval of the independent (as defined by the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission) members of the board of directors rather than the full board of directors.

ARTICLE VI

Certificates of Stock, Transfer, Etc.

SECTION 6.01. Form and Issuance.

(a) Issuance. Shares of the capital stock of the corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Any certificated shares shall remain certificated until the certificate representing such shares is surrendered to the corporation. Every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the chief executive officer, president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary, representing the number of shares registered in certificate form.

(b) Form and Records. Stock certificates of the corporation shall be numbered and in such form as approved by the board of directors. The stock record books and the blank stock certificate books shall be kept by the secretary or by any agency designated by the board of directors for that purpose. The shares of common stock of the corporation shall be registered in the stock ledger and transfer books of the corporation as they are issued.

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(c) Signatures. Any of or all the signatures upon the stock certificates of the corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar, before the certificate is issued, it may be issued with the same effect as if the signatory were such officer, transfer agent or registrar at the date of its issue.

SECTION 6.02. Transfer. Subject to Section 6.06, transfers of shares shall be made on the share register or transfer books of the corporation by the holder of record thereof or by an attorney lawfully constituted in writing and, if certificated, upon surrender of the certificate therefor, endorsed by the person named in the certificate. No transfer shall be made which would be inconsistent with the provisions of Article 8, Title 6 of the Delaware Uniform Commercial Code-Investment Securities.

SECTION 6.03. Lost, Stolen, Destroyed or Mutilated Certificates. The board of directors may direct a new certificate of stock or uncertificated shares to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the legal representative of the owner, to give the corporation a bond sufficient to indemnify against any claim that may be made against the corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

SECTION 6.04. Record Holder of Shares. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

SECTION 6.05. Determination of Stockholders of Record.

(a) Meetings of Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting.

(b) Consent of Stockholders. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by the GCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a

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corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by the GCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(c) Dividends. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

SECTION 6.06. Transfer Restrictions.

Section 6.06.1. Definitions. As used in this Section 6.06 the following terms have the meanings indicated:

“Acquire” or “Acquisition” and similar terms mean the direct or indirect acquisition of record, legal, beneficial or any other ownership of Corporation Securities by any means, including (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Corporation Securities if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Corporation Securities under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Agent” shall have the meaning set forth in Section 6.06.3(b).

“Business Day” means any day, other than a Saturday, Sunday or day on which banks located in New York City, New York or Philadelphia, Pennsylvania, are authorized or required by law to close.

“Charter Amendment” means the Second Amendment to the Amended and Restated Certificate of Incorporation containing transfer restrictions substantially similar to those included in this Section 6.06.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Controlled Person” shall have the meaning set forth in Section 6.06.3(f).

“Corporation Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock of any class or series of Preferred Stock, (c) warrants, rights or options (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)) to purchase other Corporation Securities of the corporation, and (d) any other interests that would be treated as “stock” of the corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor provision).

“Effective Date” means the effective date of the provisions set forth in this Section 6.06.

“Entity” means an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision).

“Excess Securities” shall have the meaning set forth in Section 6.06.3(a).

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“Exempt Person” means any Existing Holder, unless and until such time as such Existing Holder shall (i) have a Percentage Stock Ownership that is more than the Existing Holder Ownership Cap of such Existing Holder or (ii) no longer be a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision). Notwithstanding the foregoing, no Exempt Person shall cease to be an Exempt Person solely as the result of an Acquisition of Corporation Securities by the corporation which, by reducing the number of Corporation Securities outstanding, increases the Percentage Stock Ownership of such Person.

“Existing Holder” means any Person who, immediately before the Effective Date, is a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision).

“Existing Holder Initial Ownership” means, with respect to any Existing Holder, the aggregate Percentage Stock Ownership of such Existing Holder immediately before the Effective Date (as reflected in the most recent Schedule 13D, Schedule 13F or Schedule 13G filed by such Existing Holder before the Effective Date).

“Existing Holder Ownership Cap” means, as determined from time to time with respect to any Existing Holder, the Percentage Stock Ownership represented by the sum of (a) the difference of (i) the Existing Holder Initial Ownership of such Existing Holder multiplied by the number of outstanding shares of Stock immediately before the Effective Date minus (ii) the total shares of Stock that such Existing Holder has disposed of on or after the Effective Date plus (b) the difference (which difference shall in no event be less than zero) of (i) 150,000 shares of Common Stock (subject to adjustment for any stock split, reverse stock split, recapitalization or similar transaction) minus (ii) the total shares of Stock that such Existing Holder has Acquired on or after the Effective Date; provided, however, that in no event shall the Existing Holder Ownership Cap of such Existing Holder ever exceed the Existing Holder Initial Ownership of such Existing Holder. For purposes of clause (a)(ii) of this definition, “disposed” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, that reduces the Percentage Stock Ownership of the Existing Holder.

“Five Percent Shareholder” means a Person that is identified as a “five-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision), but excluding (a) any “direct public group” with respect to the corporation, as that term is defined in Treasury Regulation Section 1.382-2T(j)(2)(ii) (or any successor provision) or (b) any Exempt Person.

“Percentage Stock Ownership” and similar terms means the direct and indirect percentage stock ownership of any Person for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation Section 1.382-2T(g), (h), (j) and (k) (or any successor provisions) including any ownership by application of constructive ownership rules.

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization, and also includes a group of Persons that is an “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision).

“Prohibited Distributions” shall have the meaning set forth in Section 6.06.3(b).

“Prohibited Transfer” shall have the meaning set forth in Section 6.06.2(a).

“Purported Transferee” shall have the meaning set forth in Section 6.06.3(a).

“Request” shall have the meaning set forth in Section 6.06.2(b).

“Restriction Release Date” means such date, after the Effective Date, that (i) the 2010 annual meeting of stockholders of the corporation is concluded if the Charter Amendment has not been approved and adopted by the stockholders, or (ii) constitutes the Restriction Release Date under the Charter Amendment.

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“Restricted Holder” means a Person that (a) is a Five Percent Shareholder and Acquires or proposes to Acquire additional Corporation Securities, or (b) is proposing to Acquire Corporation Securities, and after such proposed Acquisition of Corporation Securities, would be a Five Percent Shareholder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security” or “Securities” shall have the meaning set forth in Section 6.06.3(d).

“Stock” means any interest that would be treated as “stock” of the corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor provision).

“Tax Benefits” means all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the corporation or any of its subsidiaries.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person that alters the Percentage Stock Ownership of any Person, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)). A Transfer shall include a repurchase of Corporation Securities by the corporation but shall not include an issuance or grant of Corporation Securities by the corporation.

“Treasury Regulation” means a Treasury Regulation promulgated under the Code.

Section 6.06.2. Transfer Restrictions.

(a) In order to preserve the Tax Benefits, from and after the Effective Date and before the Restriction Release Date, no Transfer other than to the corporation shall be permitted, and any such purported Transfer shall be null and void ab initio, as to the amount of any such purported Transfer of Corporation Securities that causes, after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), (i) any Person to become a Five Percent Shareholder or (ii) the Percentage Stock Ownership interest in the corporation of any Five Percent Shareholder to increase (a “Prohibited Transfer”). The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

(b) The restrictions contained in this Section 6.06 are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) of the Corporation Securities may limit the corporation’s ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, a Restricted Holder who proposes to Acquire Corporation Securities shall, before the date of such proposed Acquisition, request in writing (a “Request”) that the board of directors of the corporation review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 6.06.2(b). A Request shall be made in accordance with this Section 6.06.2(b) and shall be delivered by fax and by registered mail, return receipt requested, to the secretary of the corporation at the principal executive offices of the corporation. Such Request shall be deemed to have been received by the corporation only when actually received by the corporation. To be made in accordance with this Section 6.06.2(b), a Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s existing direct and indirect ownership of Corporation Securities, together with such ownership of all affiliates and

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associates of the Restricted Holder, (iii) a description of the Corporation Securities that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name, address and telephone number of the proposed transferor of the Corporation Securities that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (vi) a reasonably detailed description of the Acquisition, and (vii) a request that the board of directors authorize, if appropriate, such Acquisition pursuant to this Section 6.06.2(b). The board of directors may authorize an Acquisition by a Restricted Holder, if it determines in its sole discretion, that, such Acquisition will not be likely to directly or indirectly limit the availability to the corporation of the Tax Benefits or is otherwise in the best interests of the corporation and, in such case, the restrictions set forth in Section 6.06.2(a) shall not apply to such Acquisition. If the board of directors authorizes an Acquisition by a Restricted Holder, it may, in its sole discretion, deem such Restricted Holder to be an Existing Holder (and to determine the deemed Existing Holder Initial Ownership) under this Section 6.06. Any determination by the board of directors not to authorize a proposed Acquisition by a Restricted Holder shall cause such proposed Acquisition to be deemed a Prohibited Transfer. Any determination to authorize a proposed Acquisition by a Restricted Holder granted hereunder may be granted in whole or in part, and may be subject to any limitations or conditions (including restrictions on the ability of the Restricted Holder to subsequently transfer Corporation Securities acquired through such authorized Acquisition), in each case as and to the extent the board shall determine in its sole discretion. In addition, the board of directors may, in its sole discretion, require representations from the Restricted Holder or an opinion of counsel to be rendered by counsel selected by the board of directors, that the Transfer will not result in the application of any Section 382 limitation on the use of the Tax Benefits or other matters that the board of directors may determine. Any Restricted Holder who makes a Request to the board of directors shall reimburse the corporation, on demand, for all costs and expenses incurred by the corporation with respect to any proposed Acquisition of Corporation Securities, including the corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include any expenses of counsel and/or tax advisors engaged by the board of directors to advise the board of directors or deliver an opinion thereto.

Section 6.06.3. Treatment of Excess Securities.

(a) No employee or agent of the corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the corporation for any purpose whatsoever in respect of the Corporation Securities that are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of a stockholder of the corporation, including the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities.

(b) If the board of directors determines that a Prohibited Transfer has been recorded by an agent or employee of the corporation notwithstanding the prohibition in Section 6.06.3(a), such recording and the Prohibited Transfer shall be null and void ab initio and have no legal effect and, upon written demand by the corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the board of directors (the “Agent”). In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Corporation Securities in violation of this Section 6.06 by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the corporation or the purported transferor, the Excess Securities transferred to it in one or more arm’s-length transactions (including over a national securities exchange or national securities quotation system on which the Corporation Securities may be traded); provided, however, that the Agent, in its

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sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if the Agent determines such sale or sales could disrupt the market for the Corporation Securities, could adversely affect the value of the Corporation Securities or may be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, unless the corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6.06.3(c) if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

(c) The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the corporation’s board of directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The recourse of any Purported Transferee with respect to any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 6.06.3(c). Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6.06 inure to the benefit of the corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d) In the event of any Transfer to the corporation, or any Transfer that does not involve a transfer of securities of the corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”), that would in either case cause (i) any Person to become a Five Percent Shareholder or (ii) the Percentage Stock Ownership interest of any Five Percent Shareholder to increase, the application of Section 6.06.3(b) and Section 6.06.3(c) shall be modified as described in this Section 6.06.3(d). In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Shareholder, after such disposition, not to be in violation of this Section 6.06. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section 6.06.3(b) and Section 6.06.3(c), except that the maximum aggregate amount payable either to such Five Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Five Percent Shareholder or such other Person. The purpose of this Section 6.06.3(d) is to extend the restrictions in Section 6.06.2(a) and Section 6.06.3(a) to situations in which there is a Five Percent Shareholder without a direct Transfer of Securities, and this Section 6.06.3(d), along with the other provisions, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(e) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the corporation makes a demand pursuant to Section 6.06.3(b) or any written demand with respect to a deemed disposition pursuant to Section 6.06.3(d), then the corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

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(f) If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Section 6.06 (including failure to surrender the Excess Securities or the proceeds of a sale thereof as demanded by the corporation pursuant to Section 6.06.3(e)), then that Person and any Controlled Person shall be jointly and severally liable to the corporation for, and shall indemnify and hold the corporation harmless against, any and all losses and damages suffered as a result of such violation, including any attorneys’ and auditors’ fees incurred in connection with such violation.

Section 6.06.4. Legends; Compliance.

(a) All certificates reflecting Corporation Securities issued on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO SECTION 6.06 OF THE AMENDED AND RESTATED BYLAWS OF RADIAN GROUP INC. A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER THE EXCESS SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE AMENDED AND RESTATED BYLAWS) TO THE CORPORATION’S AGENT.

(b) The corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Section 6.06 for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system. As a condition to the registration of the Transfer of any Corporation Securities, any Person who is a beneficial, legal or record holder of Corporation Securities, and any proposed transferee of such Corporation Securities and any Person controlling, controlled by or under common control with the proposed transferee of such Corporation Securities, shall provide such information as the corporation may request from time to time in order to determine compliance with this Section 6.06 or the status of the Tax Benefits of the corporation.

(c) Nothing contained in this Section 6.06 shall limit the authority of the board of directors of the corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the corporation’s Tax Benefits. The board of directors of the corporation shall have the power to determine all matters necessary for determining compliance with this Section 6.06, including determining (i) the identification of Five Percent Shareholders, Exempt Persons and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the corporation of any Five Percent Shareholders, Exempt Persons and Restricted Holders, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) whether compliance with any restriction or limitation on stock ownership and Transfers are no longer required for preservation of Tax Benefits, (vii) the interpretation of the provisions of this Section 6.06 and the applicability to stockholders of the corporation of the restrictions on Transfer set forth herein, including the establishment of presumptions and procedures related thereto, and the correction or clarification of any errors or ambiguities therein, and (viii) any other matters which the board of directors deems relevant. Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any Person, the corporation and the board of directors are entitled to rely on (a) the existence and absence of filings of Schedule 13D, Schedule 13F, or Schedule 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Corporation Securities. In the case of an ambiguity in the application of any of the provisions of this Section 6.06, including any definition used herein, the board of directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that this Section 6.06 requires an action by the board of directors but fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the express provisions of this Section 6.06. All such actions, calculations, interpretations and determinations

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that are done or made by the board of directors in good faith shall be final, conclusive and binding on the corporation, the Agent, and all other parties to a Transfer. The board of directors may delegate all or any portion of its duties and powers under this Section 6.06 to a committee of the board of directors as it deems advisable or necessary.

(d) Nothing contained in this Section 6.06 shall be construed to give any Person other than the corporation or the Agent any legal or equitable right, remedy or claim under this Section 6.06. This Section 6.06 shall be for the sole and exclusive benefit of the corporation and the Agent.

(e) With regard to any power, remedy or right provided herein or otherwise available to the corporation or the Agent provided under this Section 6.06, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification, or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(f) If any provision of this Section 6.06 or the application of any such provision to any Person or under any circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Section 6.06.

Section 6.06.5. Effectiveness. The restrictions on Transfer set forth in this Section 6.06 shall apply only to Corporation Securities issued by the corporation (whether from treasury securities or newly issued) on or after the Effective Date and before the Restriction Release Date.

ARTICLE VII

Indemnification of Directors, Officers and Other Authorized Representatives

SECTION 7.01. Indemnification of Authorized Representatives. The corporation shall, except to the extent prohibited by the GCL, as amended or modified from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), indemnify any person who was or is an authorized representative of the corporation at any time during which this By-law is in effect (whether or not such person continues to serve in such capacity at the time any indemnification is sought or at the time any proceeding relating thereto exists or is brought), and who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, including without limitation actions by or in right of the corporation, a class of its security holders or otherwise, and whether civil, criminal, administrative or investigative, by reason of the fact that such person was or is an authorized representative of the corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; provided, however, that except for actions to enforce indemnification rights under this Article, the corporation shall indemnify an authorized representative seeking indemnification in connection with an action, suit or proceeding initiated by such person (other than on behalf of the corporation or one of its subsidiaries) only if the action, suit or proceeding was authorized by the board of directors of the corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

SECTION 7.02. Mandatory Indemnification of Authorized Representatives. To the extent that an authorized representative or other employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith. The rights provided by this Section 7.02 shall be in addition to, and not in lieu of, the rights provided under Section 7.01.

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SECTION 7.03. Determination of Entitlement to Indemnification. Any indemnification under Section 7.01 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative or other employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.01 and the amount requested has been actually and reasonably incurred. Such determination shall be made:

(1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; or

(2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

(3) if there are no such directors, or if such directors so direct or the claimant so requests, by independent legal counsel in a written opinion; or

(4) by the stockholders.

In the event the determination of entitlement to indemnification is to be made by independent counsel at the request of the claimant, the independent counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a “change of control” as defined in the corporation’s 2008 Equity Compensation Plan, as in effect on the date of adoption of these By-Laws, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors.

SECTION 7.04. Advancing Expenses. Expenses actually and reasonably incurred in defending an action, suit or proceeding shall automatically be paid on behalf of an authorized representative by the corporation, without the need for action by the board of directors, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the authorized representative to repay such amount if it shall ultimately be determined that the authorized representative is not entitled to be indemnified by the corporation as authorized in this Article. The financial ability of any authorized representative to make a repayment contemplated by this section shall not be a prerequisite to the making of an advance. Expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

SECTION 7.05. Settlement of Claims. The corporation shall not be liable to indemnify any authorized representative under this Article for (a) any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

SECTION 7.06. No Duplication of Payments. The corporation shall not be liable under this Article to make any payment in connection with any claim made against the authorized representative to the extent the authorized representative has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

SECTION 7.07. Subrogation. In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the authorized representative, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

SECTION 7.08. Definitions. For purposes of this Article:

(1) “authorized representative” shall mean any and all present and former directors and officers of the corporation, including any such persons to the extent serving as a director, officer, trustee, employee or agent of

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another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the corporation (whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent), and any other persons designated by the board of directors from time to time, which may include, without limitation, directors and officers of any direct or indirect, majority-owned or wholly-owned subsidiary of the corporation;

(2) “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director or officer of such constituent corporation shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

(3) “expenses” shall include attorneys’ fees and disbursements;

(4) “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan;

(5) “include” shall mean include without limitation and shall be interpreted to provide as broad as possible a meaning to the term so modified or defined in this Section 7.08; and

(6) “party” shall include the giving of testimony or similar involvement.

SECTION 7.09. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any of its direct or indirect subsidiaries, or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article.

SECTION 7.10. Scope of Article. The indemnification of authorized representatives and advancement of expenses, as authorized by the preceding provisions of this Article, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and such indemnification and advancement rights cannot be terminated by the corporation, the board of directors or the stockholders of the corporation with respect to a person’s service prior to the date of such termination. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall continue as to a person who has ceased to be an authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a person. The duties of the corporation to indemnify and to advance expenses to a director or officer as provided in this Article VII shall be in the nature of a contract between the corporation and each such person, which contractual rights vest at the time of such person’s service to or at the request of the corporation, and no amendment or repeal of any provision of this Article VII shall alter, to the detriment of such person, the right of such person to the advancement of expenses or indemnification related to a claim, whether brought or threatened before or after such amendment or repeal, based on an act or failure to act that took place prior to such amendment or repeal.

SECTION 7.11. Reliance on Provisions. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Article.

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ARTICLE VIII

General Provisions

SECTION 8.01. Dividends. Subject to the restrictions contained in the GCL and any restrictions contained in the certificate of incorporation, the board of directors may declare and pay dividends upon the shares of capital stock of the corporation.

SECTION 8.02. Contracts. Except as otherwise provided in these By-laws, the board of directors may authorize any officer or officers including the chairman and vice chairman of the board of directors, or any agent or agents, to enter into any contract or to execute or deliver any instrument on behalf of the corporation and such authority may be general or confined to specific instances. Any officer so authorized may, unless the authorizing resolution otherwise provides, delegate such authority to one or more subordinate officers, employees or agents, and such delegation may provide for further delegation.

SECTION 8.03. Corporate Seal. The corporation shall have a corporate seal, which shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

SECTION 8.04. Deposits. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine.

SECTION 8.05. Corporate Records.

(a) Examination by Stockholders. Every stockholder shall, upon written demand under oath stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business, for any proper purpose, the stock ledger, list of stockholders, books or records of account, and records of the proceedings of the stockholders and directors of the corporation, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business. Where the stockholder seeks to inspect the books and records of the corporation, other than its stock ledger or list of stockholders, the stockholder shall first establish (1) that the stockholder has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents; and (2) that the inspection sought is for a proper purpose. Where the stockholder seeks to inspect the stock ledger or list of stockholders of the corporation and has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents, the burden of proof shall be upon the corporation to establish that the inspection sought is for an improper purpose.

(b) Examination by Directors. Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to the person’s position as a director.

SECTION 8.06. Amendment of By-laws. These By-laws may be altered, amended or repealed or new By-laws may be adopted either (a) by vote of the stockholders at a duly organized annual or special meeting of stockholders in accordance with the certificate of incorporation, or (b) by vote of two-thirds of the entire board of directors at any regular or special meeting of directors if such power is conferred upon the board of directors by the certificate of incorporation.

B-2-24

APPENDIX C

Execution Copy

RADIAN GROUP INC.

and

COMPUTERSHARE SHAREOWNER SERVICES LLC

as Rights Agent (as successor to The Bank of New York Mellon)

TAX BENEFIT PRESERVATION PLAN

Dated as of October 9, 2009

Amended and Restated as of February 12, 2010

and

FIRST AMENDMENT TO THE

AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN

Dated as of May 3, 2010

Exhibit A	Form of Certificate of Designation
Exhibit B	Form of Right Certificate
Exhibit C	Summary of Rights

i

TAX BENEFIT PRESERVATION PLAN

This Tax Benefit Preservation Plan, dated as of October 9, 2009 (“Plan”), is entered into between Radian Group Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Rights Agent (the “Rights Agent”). As of February 12, 2010, the parties desire to amend and restate the Plan in its entirety, as set forth below.

Background

The Company has generated certain substantial net operating loss carryovers and other tax attributes for United States federal income tax purposes (collectively, “NOLs”), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be adversely affected by an “ownership change” of the Company within the meaning of Section 382 (as defined below). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.

The Board of Directors of the Company (the “Board”) has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on October 19, 2009 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and before the Expiration Date in accordance with Section 22.

Accordingly, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties agree as follows:

1. Certain Definitions. For purposes of this Plan, the following terms have the meaning indicated:

(a) “Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or together with all Affiliates of such Person, the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding; provided, however, that, subject to the following sentence, any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction.

If a Person is not deemed an Acquiring Person by reason of the Person’s status as an Existing Holder or pursuant to the provisions in subsections (i) through (iv) above, such Person will become an Acquiring Person if that Person thereafter acquires Beneficial Ownership of any additional shares of Common Stock (other than (a) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, (b) pursuant to a split or subdivision of the outstanding Common Stock, or (c) pursuant to any of the provisions in subsections (i) through (iv) above), unless, upon becoming the Beneficial Owner of such additional share or shares of Common Stock, such Person is not then the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding.

Notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, because (A) such Person was unaware that it Beneficially Owned a percentage of shares of outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), then the Board may, in its sole discretion, determine that if such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such inadvertent acquisition.

Further notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition, will not jeopardize or endanger the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such acquisition. For the sake of clarity, any Person deemed not to have become an “Acquiring Person” pursuant to the preceding sentence will be subject to the provisions of this Section 1(a) with respect to any future acquisitions of Beneficial Ownership of shares of Common Stock.

The percentage of shares of the outstanding Common Stock for purposes of this Plan shall be determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k) of the Treasury Regulations, and any comparable successor provisions; provided, however, that for the sole purpose of determining the percentage of shares of the outstanding Common Stock owned by any particular Person (and not for the purpose of determining the percentage of shares of outstanding Common Stock owned by any other Person), Common Stock held by such Person shall not be treated as no longer owned by such Person pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A), or any comparable successor provision.

(b) “Affiliate” shall mean, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision, or otherwise aggregated with shares owned by such first Person for purposes of Section 382.

(c) “Associate,” with respect to any Person, shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d) “Authorized Officer” shall have the meaning set forth in Section 20(b) hereof.

(e) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities of which such Person is the “beneficial owner” for federal income tax purposes or would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382. Under Section 382 as currently in effect, a Person will not be deemed the Beneficial Owner of Securities owned by another Person solely because both Persons are portfolios in the same mutual fund family or are advised by the same investment advisor, nor will an investment advisor be deemed the Beneficial Owner of securities solely because such advisor has control over the voting and disposition of such securities.

(f) “Board” shall have the meaning set forth in the background hereto.

(g) “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(h) “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania, the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

(i) “Capital Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(j) “Cashless Exercise” shall have the meaning set forth in Section 11(o) hereof.

(k) “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on May 12, 2004, together with the Certificate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 22, 2008, as the same may be amended and restated from time to time.

(l) “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

(m) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(n) “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.001 per share, of the Company.

(o) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(r) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(u) “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(v) “Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.

(w) “Exempt Transaction” shall mean any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction.

(x) “Existing Holder” shall mean any Person who, together with all Affiliates, Beneficially Owned shares of Common Stock in excess of 4.90% of the shares of Common Stock then outstanding immediately before the first public announcement hereof.

(y) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(z) “Invalidation Time” shall have the meaning set forth in Section 11(a)(ii) hereof.

(aa) “NASDAQ” shall mean The Nasdaq Stock Market.

(bb) “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.

(cc) “NOLs” shall have the meaning set forth in the background hereto.

(dd) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, unincorporated organization or other legal entity or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision.

(ee) “Plan” shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.

(ff) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Plan as Exhibit A.

(gg) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(hh) “Record Date” shall have the meaning set forth in the background hereto.

(ii) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(jj) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(kk) “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(ll) “Right” shall have the meaning set forth in the background hereto.

(mm) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(nn) “Securities Act” shall mean the Securities Act of 1933, as amended.

(oo) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Section 382” shall mean Code section 382, and all Treasury Regulations promulgated under it, and any comparable successor provision.

(qq) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, a report filed or amended pursuant to Section 13(d) of the Exchange Act) (i) by the Company or a Person or an Affiliate or Associate of the Person, that the Person has become an Acquiring Person or (ii) by the Company, that the Board has concluded, based on information from any source, that a Person has become an Acquiring Person.

(ss) “Subsidiary” of any Person shall mean any Person of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other Persons performing similar functions are Beneficially Owned, directly or indirectly, by such first Person, and any Person that is otherwise controlled by such first Person.

(tt) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(uu) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(vv) “Tax Benefits” shall mean all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ww) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(xx) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code.

(yy) “Trust” shall have the meaning set forth in Section 24(a) hereof.

(zz) “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

3. Issue of Right Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the “Distribution Date”; provided, however, that if either of such dates occurs after the date of this Plan and on or before the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) solely by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more right certificates, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced solely by such certificates registered in the names of the holders thereof (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or Book Entry shares.

(c) Rights shall be issued in respect of all shares of Common Stock issued or disposed of after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date) shall have impressed on, printed on, written on or otherwise affixed to them substantially the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Radian Group Inc. (the “Company”) and The Bank of New York Mellon, as Rights Agent, dated as of October 9, 2009 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend or Book Entry shares, the holders of which were delivered (or otherwise had) notice of the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced solely by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but before the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment and the certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this

Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(b) Following the Distribution Date, receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and at or before the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have (i) properly completed and duly executed the certificate set forth in the form of assignment on the reverse side of such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Plan which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) Subject to the provisions of this Plan, at any time after the Distribution Date and before the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at any time which is both after the Distribution Date and before the time (the “Expiration Date”) that is the earliest of: (i) the Close of Business on October 9, 2019, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of this Plan has not been received before such time, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vii) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company. The Board shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company’s Tax Benefits and the Company’s market capitalization. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on October 9, 2019, that the Expiration Date has not occurred.

(b) The Purchase Price shall be initially $70.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right (“Purchase Price”). The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied (subject to the following sentence and Section 11(o)) by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Plan, after receipt of the cash requisitioned from the Company, deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14 hereof.

(e) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities into which the Rights have been converted or exchanged upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in respect thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. Availability of Shares of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the New York Stock Exchange or listed on such other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights (subject to payment of the Purchase Price) or delivered pursuant to an exchange for Common Stock under Section 24, shall, at the time of delivery of the certificates therefor, be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10. Capital Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges ) was made or, if issued pursuant to Section 24, the date upon which the Company issues such certificate in exchange for the Rights; provided, however, that if the applicable transfer books of the Company are closed on such date, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Before the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 24), the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately before such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(ii) Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are Beneficially Owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee before or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates or Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Invalidation Time and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Invalidation Time has not occurred.

(iii) The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately before the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)

(i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately before, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following, but not including, the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and before the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately before the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately before such adjustment by (y) the Purchase Price in effect immediately before such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately before such adjustment. Each Right held of record before such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately before adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders before the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.

(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect before such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m) Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and before the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately before such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately before the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(n) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) In the event that the Rights become exercisable, the Board in its sole discretion may permit the Rights, subject to Section 7(e), to be exercised for 50% of the shares of Common Stock (or other securities, cash or other assets, as the case may be) that would otherwise be purchasable under subsection (a), in consideration of the surrender to the Company of the Right Certificate representing the Right so exercised and without other payment of the Purchase Price (“Cashless Exercise”). Rights exercised under this Section 11(o) shall be deemed to have been exercised in full and shall be canceled.

12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.

13. [Reserved].

14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights (except before the Distribution Date in accordance with Section 11(m) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately before the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately before the date of such exercise.

(c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately before the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15. Rights of Action. All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, before the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, before the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, before the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, before the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) before the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, before the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii), shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable out of pocket expenses, including the reasonable fees and disbursements of its counsel, and other disbursements, incurred in connection with the preparation, negotiation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Plan, or the exercise or performance of its duties hereunder, including without limitation, the costs and expenses of defending against any claim of liability hereunder, directly or indirectly. The costs and expenses incurred in successfully enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent hereunder, including, without limitation, the reasonable costs and expenses of defending against a claim of liability hereunder.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder but as to which no notice was provided, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust or stockholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board and/or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company before taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President (or any Vice President) and the Secretary (or any Assistant Secretary) of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates or be required to verify the same (except as to its countersignature on such Right Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Plan.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Person believed by the Rights Agent to be one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such Authorized Officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Plan and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, before taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer, employee or agent of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer, employee or agent from acting in any other capacity for the Company or for any other Person.

(i) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j) No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of its rights hereunder if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ prior notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock known to the Rights Agent, by registered or certified mail, and if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a Person organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust or stock transfer or shareholder service powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of a Person described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and before the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing before the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

23. Redemption.

(a) The Board may, at any time before such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board. Notwithstanding the foregoing, the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such holder shall be rounded to the nearest $0.01 (such that fractions of $0.01 greater than or equal to $0.005 shall be rounded up and fractions of $0.01 less than $0.005 shall be rounded down); and further provided that the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such Person shall in no event be less than $0.01.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

24. Exchange.

(a) The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof ) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the outstanding shares of Common Stock. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent) and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

25. Notice of Certain Events.

(a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days before the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days before the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b) In the event that any Person becomes an Acquiring Person, then the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate (or if occurring before the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

26. Notices. Except as otherwise provided herein, notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

RADIAN GROUP INC.

1601 Market Street

Philadelphia, Pennsylvania 19103

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

THE BANK OF NEW YORK MELLON

480 Washington Boulevard - 29th Floor

Jersey City, NJ 07310

Attention: Kiernan McGovern, Senior Associate

With a copy to:

THE BANK OF NEW YORK MELLON

480 Washington Boulevard

Jersey City, NJ 07310

Attention: Legal Department

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment. Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Plan. The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.

28. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock).

30. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person becoming an Acquiring Person, may, in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan (the Person requesting such exemption, a “Requesting Person”) so that such acquisition will be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Company at the principal executive offices of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock, such that the Requesting Person would otherwise become an Acquiring Person, and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof pursuant to registered mail; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares of Common Stock approved by the Board), in each case as and to the extent the Board shall determine in its sole discretion to be necessary or desirable to provide for the protection of the Company’s Tax Benefits or otherwise in the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.

31. Determinations and Actions by the Board of Directors. The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to presume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon. The Board may delegate all or any portion of its power and authority to administer this Plan and to exercise the rights and powers hereunder to a committee of and appointed by the Board.

32. Severability. If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; and provided, further, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

33. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

34. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

35. Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

37. Interpretation. In this Plan, unless a clear contrary intention appears:

(a) where not inconsistent with the context, words in the plural number include the singular number and vice versa;

(b) reference to any Person includes such Person’s successors and assigns but, if applicable, only such successors and assigns permitted by this Plan;

(c) reference to any gender includes each other gender;

(d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and includes all addenda, exhibits and schedules thereto;

(e) all references to Sections refer to the Sections of this Plan and all references to Exhibits refer to the Exhibits attached to this Plan, each of which is made a part of this Plan for all purposes;

(f) reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(g) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Plan as a whole and not to any particular Section or other provision hereof and, unless the context otherwise requires, references herein to a specific Section, subsection, preamble, recital, or Exhibit refer, respectively, to Articles, Sections, subsections, preamble, recitals, or Exhibits of this Plan;

(h) “including” (and with correlative meaning, “include”) means including without limitation;

(i) “or” is used in the inclusive sense of “and/or”;

(j) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(k) the terms “Dollars” and “$” mean United States Dollars.

IN WITNESS WHEREOF, the parties hereto have caused this Plan, as amended and restated in its entirety, to be duly executed as of the 12th day of February, 2010.

RADIAN GROUP INC.

By:	/s/ C. Robert Quint
	Name:	C. Robert Quint
	Title:	Chief Financial Officer and Executive Vice President

THE BANK OF NEW YORK MELLON,
as Rights Agent

By:	/s/ Kieran McGovern
	Name:	Kieran McGovern
	Title:	Senior Associate

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

RADIAN GROUP INC.

Pursuant to Section 151 of the General Corporation

Law of the State of Delaware

RADIAN GROUP INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on October 8, 2009 adopted the following resolution creating a series of 325,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that in connection with the adoption of the Corporation’s Tax Benefit Preservation Plan and pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of 325,000 shares of preferred stock, to be known as Series A Junior Participating Preferred Stock, par value $0.001 per share, and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows.

Series A Junior Participating Preferred Stock

1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 325,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividends and Distribution.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect

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to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after October 19, 2009 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately before such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is before the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days before the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

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(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

3

5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

4

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 9th day of October, 2009.

RADIAN GROUP INC.

By:
Name:
Title:

5

Exhibit B

Form of Right Certificate

Certificate No. R-

NOT EXERCISABLE AFTER OCTOBER 9, 2019 OR SUCH EARLIER DATE AS PROVIDED BY THE TAX BENEFIT PRESERVATION PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

RADIAN GROUP INC.

This certifies that                      or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of October 9, 2009 , as the same may be amended from time to time (the “Plan”), between Radian Group Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and before 5:00 P.M., Eastern time, on October 9, 2019 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company at a purchase price of $[            ] per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [                    , 20    ], based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events. Any capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Plan.

Except as otherwise provided in the Plan, in the event that any person, entity or group becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights.

As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including any person, entity or group becoming an Acquiring Person.

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This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or shares of Preferred Stock.

No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     , 20    .

RADIAN GROUP INC.

By:
Name:
Title:

ATTEST:

Name:
Title:

2

Countersigned:

THE BANK OF NEW YORK MELLON, as Rights Agent

By:
Name:
Title:

3

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED

hereby sells, assigns and
transfers unto

(Please print name and address of transferee)

             Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

Signature

4

Form of Reverse Side of Right Certificate—continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by Right Certificate)

TO RADIAN GROUP INC.:

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:

Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

5

Form of Reverse Side of Right Certificate—continued

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

Signature

6

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

7

Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

SHARES OF PREFERRED STOCK OF

RADIAN GROUP INC.

On October 8, 2009, the Board of Directors of Radian Group Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Stock”). The dividend is payable on October 19, 2009 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $70.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Tax Benefit Preservation Plan, dated as of October 9, 2009 , as the same may be amended from time to time (the “Plan”), between the Company and The Bank of New York Mellon, as Rights Agent (the “Rights Agent”).

The Plan is designed to help protect the Company’s tax net operating loss carryforwards. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person’s or group’s ownership of Common Stock, without the approval of the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire a certain percentage of shares in the Company on terms not approved by the Board of Directors. Because of the dilution to a person or group that attempts to acquire a certain percentage of shares in the Company, the Plan may also have certain anti-takeover effects. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below.

Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.90% or more of the shares of Common Stock then outstanding or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors before such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.90% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares in respect of the Common Stock) outstanding as of the Record Date, solely by such Common Stock certificate (or such book entry shares).

The Plan provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates (or book entry shares in respect of the Common Stock) issued after the Record Date upon transfer or new issuances of Common Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry

1

shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to (or credited to the account of) holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on October 9, 2019 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of the Plan has not been received before that time, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits, or the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends) or (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

If any person or group of affiliated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

If any person or group of affiliated persons becomes an Acquiring Person, the Board of Directors may permit, in its sole discretion, the Rights, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), to be exercisable for 50% of the shares of Common Stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender to the Company of the exercised Rights.

2

At any time after any person or group becomes an Acquiring Person and before the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day before the date of exercise.

At any time before the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

3

Execution Copy

FIRST AMENDMENT TO THE

AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN

This First Amendment to the Amended and Restated Tax Benefit Preservation Plan (this “Amendment”) dated as of May 3, 2010, is entered into between Radian Group Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Rights Agent (the “Rights Agent”).

Background

A. The Company and Rights Agent are parties to that certain Amended and Restated Tax Benefit Preservation Plan, dated as of February 12, 2010 (the “Preservation Plan”).

B. The Company wishes to amend the Preservation Plan to add a termination provision if the Preservation Plan is not re-approved by the stockholders of the Company every three years.

NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment. The Preservation Plan shall be amended by inserting a new provision (Section 7(f)) that reads in its entirety as follows:

In addition to the provision set forth in Section 7(a) of this Plan, the Expiration Date shall occur on the Close of Business on the second Business Day after the final adjournment of the third consecutive annual meeting of the stockholders of the Company held after this Plan was most recently approved by the stockholders of the Company unless the Plan is re-approved by the stockholders at such meeting.

2. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.

3. Severability. If any term, provision, covenant or restriction of this Amendment or applicable to this Amendment is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; and provided, further, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

5. Descriptive Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

6. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Preservation Plan.

7. Preservation Plan in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Preservation Plan shall be in full force and effect. All references to the Preservation Plan in any other document or instrument shall be deemed to mean such Preservation Plan as amended by this Amendment. The parties hereto agree to be bound by the terms and obligations of the Preservation Plan, as amended by this Amendment, as though the terms and obligations of the Preservation Plan were set forth herein.

[Signatures of the parties intentionally appear on the next page.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the 3rd day of May, 2010.

RADIAN GROUP INC.

By:	/s/ C. Robert Quint
	Name:	C. Robert Quint
	Title:	Chief Financial Officer

THE BANK OF NEW YORK MELLON,
as Rights Agent

By:	/s/ Kieran McGovern
	Name:	Kieran McGovern
	Title:	Senior Associate

5

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

When properly signed, dated and returned, this proxy will be voted in accordance with the choices specified below. If no choice is specified, this proxy will be voted “FOR” each of the nominees in Item 1 and “FOR” Items 2, 3, 4, 5 and 6. The Proxies are authorized to vote in their discretion on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

+
A	Proposals — The board of directors recommends a vote “FOR” Items 1, 2, 3, 4, 5 and 6, which were all proposed by the Company.

Item 1 - To elect ten directors, each for a one-year term, to serve until their successors have been duly elected and qualified;

              Nominees:

	For	Against	Abstain

1(a) Herbert Wender	☐	☐	☐

1(b) David C. Carney	☐	☐	☐

1(c) Howard B. Culang	☐	☐	☐

1(d) Lisa W. Hess	☐	☐	☐

	For	Against	Abstain

1(e) Stephen T. Hopkins	☐	☐	☐

1(f) Sanford A. Ibrahim	☐	☐	☐

1(g) Brian D. Montgomery	☐	☐	☐

1(h) Gaetano Muzio	☐	☐	☐

	For	Against	Abstain

1(i) Gregory V. Serio	☐	☐	☐

1(j) Noel J. Spiegel	☐	☐	☐

	For	Against	Abstain

Item 2 - To approve, by an advisory, non-binding vote, the overall compensation of Radian’s named executive officers;	☐	☐	☐

Item 3 - To approve an amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation to eliminate language providing that directors may be removed by the Company’s stockholders only for cause, so that members of the board of directors may be removed with or without cause;

	☐	☐	☐

	For	Against	Abstain

Item 4 - To re-approve the amendment to the Radian Group Inc. Amended and Restated Certificate of Incorporation relating to Radian’s tax benefit preservation strategy;	☐	☐	☐

Item 5 - To re-approve the Radian Group Inc. Tax Benefit Preservation Plan, as amended; and	☐	☐	☐

Item 6 - To ratify the appointment of PricewaterhouseCoopers LLP as Radian’s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — RADIAN GROUP INC.	+

PROXY FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2016

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby authorizes Edward J. Hoffman and J. Franklin Hall, and each of them, individually, as proxies and agents of the undersigned (the “Proxies”), each with power of substitution, to vote and otherwise represent, as indicated on the reverse side hereof, all of the shares of common stock of Radian Group Inc. (the “Company”) which the undersigned is entitled to vote at the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 1601 Market St., 12th Floor, Philadelphia, Pennsylvania 19103, at 9:00 a.m. local time, on May 11, 2016, and any postponement(s) or adjournment(s) thereof.

The undersigned acknowledges receipt of the Notice of 2016 Annual Meeting of Stockholders, the Proxy Statement and the 2015 Annual Report. All other proxies heretofore given by the undersigned to vote shares of the Company’s common stock at the Annual Meeting are expressly revoked.

(Continued and to be marked, dated and signed, on the other side)

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd /yyyy ) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C	Non-Voting Items

Change of Address — Please print new address below.

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+